UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5724
Oppenheimer Global Strategic Income Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 09/30/2010

Item 1. Reports to Stockholders.
September 30, 2010 Oppenheimer Global Strategic Income Fund Management Commentary and Annual Report MANAGEMENT COMMENTARY An Interview with Your Fund’s Portfolio Managers ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Corporate Bonds & Notes—Top Ten Industries

Oil, Gas & Consumable Fuels	5.2%
Commercial Banks	2.2
Media	1.7
Electric Utilities	1.5
Hotels, Restaurants & Leisure	1.4
Diversified Telecommunication Services	1.4
Paper & Forest Products	1.2
Health Care Providers & Services	1.1
Energy Traders	1.0
Chemicals	1.0
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on net assets.

Portfolio Allocation

Corporate Bonds and Notes	29.2%
Foreign Government Obligations	22.8
Mortgage-Backed Obligations:
Government Agency	5.5
Non-Agency	7.7
Investment Companies	13.0
Structured Securities	7.0
Cash Equivalent	4.5
Asset-Backed Securities	4.1
U.S. Government Obligations	3.1
Event-Linked Bonds	1.3
Common Stocks	0.8
Preferred Stocks	0.4
Loan Participations	0.3
Options Purchased	0.3
Rights, Warrants and Certificates	0.0
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total market value of investments. The Fund may invest without limit in below investment-grade securities, which carry a greater risk that the issue may default on principal or interest payments, and in foreign securities, which entail higher expenses and risks, such as currency fluctuation.
6 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund’s performance during its fiscal year ended September 30, 2010, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. For the 12-month period ended September 30, 2010, Oppenheimer Global Strategic Income Fund’s Class A shares (without sales charge) produced a total return of 18.17% and outperformed the Barclays Capital U.S. Aggregate Bond Index, which returned 8.16%. The Fund also outperformed the Citigroup World Government Bond Index, which returned 4.99%. We attribute the Fund’s strong performance primarily to its emphasis on credit risk, as it favored high yield bonds over government securities in the United States, as well as emerging market bonds over securities from developed markets.
     In its international portfolio, the Fund received particularly strong contributions to performance from bonds in countries with relatively high inflation-adjusted interest rates and declining inflation, such as Brazil, Turkey and Mexico. We also tended to favor bonds from developing nations with relatively robust economic growth, including Australia and New Zealand. Approximately 20% of the Fund’s assets allocated to the emerging markets were invested in corporate bonds, which helped generate competitive levels of current income. The Fund successfully avoided the brunt of weakness stemming from the European sovereign debt crisis through underweight positions in Greece, Italy, Ireland and Spain earlier in the reporting period. By the reporting period’s end, however, we had increased the Fund’s exposure to those countries to take advantage of low valuations and potentially improving fundamentals as remedial measures gain traction. The Fund’s currency strategies also generally bolstered performance through the use of foreign currency exchange contracts when the U.S. dollar strengthened relative to the euro and other developed market currencies. For example, tactical shifts in the Fund’s exposure to emerging market currencies helped support its performance compared to the benchmarks.
     In the United States, we maintained an overweight position in high yield corporate bonds and exposure to leveraged bank loans, which helped bolster the Fund’s performance. However, our security selection strategy detracted mildly from performance, as an emphasis on producers of forest products lagged market averages despite improving industry fundamentals. Towards the end of the reporting period, we reduced the Fund’s focus on mortgage-backed securities as they reached fuller valuations and redeployed those assets to U.S. Treasury and agency securities. While we deployed assets to these areas, we remained underweight in them at period end.
     We maintained the Fund’s interest-rate strategies in a generally market-neutral position primarily through the use of futures contracts and interest rate swap contracts. This positioning effectively served as a partial hedge against credit risk, as short-term interest rates tend to fall and long-term rates generally rise when credit conditions deteriorate.
7 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FUND PERFORMANCE DISCUSSION
     Looking forward, we expect interest rates in the United States and most parts of the world to remain relatively stable as central banks leave their monetary policies unchanged to stimulate growth in a weak global economy. However, we believe that riskier fixed-income assets are likely to persist in their market leadership as investors reach for income and grow more comfortable with credit risks. Accordingly, we have maintained our emphasis on high yield securities and bonds from nations where economic growth is relatively robust and longer term interest rates have room for further declines.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2010. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from the inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
     The Fund’s performance is compared to the performance of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of U.S. corporate and government bonds, and the Citigroup World Government Bond Index, an unmanaged index of debt securities of major foreign government bond markets. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the indices.
8 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
9 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
10 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
11 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
13 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 10/16/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 11/30/92. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 5/26/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 1/26/98. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
14 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
15 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2010	September 30, 2010	September 30, 2010

Actual
Class A	$1,000.00	$1,103.40	$6.61
Class B	1,000.00	1,095.40	11.56
Class C	1,000.00	1,096.70	10.62
Class N	1,000.00	1,098.30	8.93
Class Y	1,000.00	1,101.70	5.76

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.80	6.35
Class B	1,000.00	1,014.09	11.12
Class C	1,000.00	1,014.99	10.20
Class N	1,000.00	1,016.60	8.58
Class Y	1,000.00	1,019.60	5.53
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2010 are as follows:

Class	Expense Ratios

Class A	1.25%
Class B	2.19
Class C	2.01
Class N	1.69
Class Y	1.09
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
16 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS September 30, 2010

	Principal
	Amount	Value

Asset-Backed Securities—4.2%
Ally Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A4, 2.09%, 5/15/15	$1,720,000	$1,764,839
AmeriCredit Prime Automobile Receivables Trust 2007-1, Automobile Receivable Nts., Series 2007-1, Cl. D, 5.62%, 9/8/14	3,495,000	3,509,551
AmeriCredit Prime Automobile Receivables Trust 2010-1, Automobile Receivable Nts., Series 2010-1, Cl. A2, 0.97%, 1/15/13	818,345	818,868
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.216%, 5/25/34[1]	4,647,879	4,201,564
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates, Series 2006-M3, Cl. A2B, 0.356%, 9/25/36[1]	1,611,397	632,672
Bank of America Auto Trust 2010-2, Automobile Receivables, Series 2010-2, Cl. A4, 1.94%, 6/15/17	1,060,000	1,085,009
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates:
Series 2006-A16, Cl. A16, 4.72%, 5/15/13	2,580,000	2,603,085
Series 2010-A1, Cl. A1, 0.557%, 9/15/15[1]	2,040,000	2,041,173
BMW Vehicle Owner Trust 2010-A, Asset-Backed Nts., Series 2010-A, Cl. A3, 1.39%, 4/25/14	1,530,000	1,549,435
Capital Auto Receivables Asset Trust 2007-1, Automobile Asset-Backed Securities, Series 2007-1, Cl. B, 5.15%, 9/17/12	693,000	723,291
Capital One Auto Finance Trust, Automobile Receivables, Series 2006-C, Cl. A4, 0.287%, 5/15/13[1]	1,972,254	1,960,563
Capital One Multi-asset Execution Trust, Credit Card Asset-Backed Certificates, Series 2008-A5, Cl. A5, 4.85%, 2/18/14	2,495,000	2,553,387
CarMax Auto Owner Trust 2010-2, Asset-Backed Certificates, Series 2010-2, Cl. A3, 1.41%, 2/16/15	3,300,000	3,335,888
Chase Funding Trust 2003-2, Mtg. Loan Asset-Backed Certificates, Series 2003-2, Cl. 2A2, 0.816%, 2/25/33[1]	24,676	21,549
CIT Equipment Collateral, Asset-Backed Certificates, Series 2009-VT1, Cl. A2, 2.20%, 10/15/10[2]	296,094	296,248
Citibank Omni Master Trust, Credit Card Receivables, Series 2009-A12, Cl. A12, 3.35%, 8/15/16[2,3]	225,000,000	231,627,960
Citigroup Mortgage Loan Trust, Inc. 2006-WFH3, Asset-Backed Pass-Through Certificates, Series 2006-WFH3, Cl. A2, 0.356%, 10/25/36[1]	375,528	374,272
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13	1,359,243	1,369,255
Series 2010-A, Cl. A2, 0.81%, 3/25/15	2,550,000	2,553,824
Countrywide Home Loans, Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36[1]	1,805,632	1,460,235
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36[1]	847,373	685,451
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.376%, 6/25/47[1]	4,184,000	3,666,155
17 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates:
Series 2005-G, Cl. 2A, 0.487%, 12/15/35[1]	$525,143	$212,633
Series 2006-H, Cl. 2A1A, 0.407%, 11/15/36[1]	194,052	62,444
Discover Card Master Trust, Credit Card Receivables:
Series 2008-A3, Cl. A3, 5.10%, 10/15/13	2,520,000	2,583,708
Series 2009-A1, Cl. A1, 1.557%, 12/15/14[1]	2,035,000	2,068,767
DLJ Ltd., Collateralized Bond Obligations, Series 1A, Cl. C2, 11.96%, 4/15/11[4,5,6]	15,000,000	150
DVI Receivables Corp., Equipment Asset-Backed Certificates, Series 2001-2, Cl. C, 4.405%, 11/11/10[4,6]	3,083,887	31
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 8/15/25[4,5,6]	2,730,094	—
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 0.346%, 7/25/36[1]	1,206,603	1,172,010
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.366%, 7/7/36[1]	482,494	452,808
First Franklin Mortgage Loan Trust 2006-FFA, Mtg. Pass-Through Certificates, Series 2006-FFA, Cl. A3, 0.376%, 9/25/36[1]	2,238,334	361,121
Ford Credit Auto Lease Trust, Automobile Receivable Nts., Series 2010-A, Cl. A, 1.04%, 3/15/13[2]	1,700,772	1,704,211
Ford Credit Auto Owner Trust, Automobile Receivable Nts.:
Series 2009-B, Cl. A2, 2.10%, 11/15/11	142,324	142,427
Series 2010-A, Cl. A4, 2.15%, 6/15/15	2,940,000	3,030,345
Ford Credit Floorplan Master Owner Trust 2010-3, Asset-Backed Nts., Series 2010-3, Cl. A1, 4.20%, 2/15/17[2,3]	30,000,000	32,628,819
GE Capital Credit Card Master Note Trust, Asset-Backed Nts., Series 2009-2, Cl. A, 3.69%, 7/15/15	2,050,000	2,150,685
GE Equipment Midticket LLC, Asset-Backed Certificates, Series 2010-1, Cl. A2, 0.61%, 1/14/13[5]	3,155,000	3,155,000
Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized Bond Obligations, Series 1A, Cl. D, 6/13/11[4,5,6]	8,642,021	—
Green Tree Financial Corp., Manufactured Housing Contract Sr. Sub. Pass-Through Certificates, Series 1997-5, Cl. M1, 6.95%, 5/15/29	5,000,000	4,785,313
Greenpoint Credit Manufactured Housing Contract Trust, Pass-Through Certificates, Series 2000-3, Cl. IM1, 9.01%, 6/1/31	2,222,568	437,063
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series 2005-1, Cl. M6, 5.863%, 6/1/35	2,774,000	1,071,398
Honda Auto Receivables 2010-2 Owner Trust, Automobile Receivable Nts., Series 2010-2, Cl. A3, 1.34%, 5/20/13	2,260,000	2,283,752
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.517%, 1/20/35[1]	1,286,550	1,234,887
18 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

Asset-Backed Securities Continued
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.367%, 3/20/36[1]	$792,156	$788,240
Hyundai Auto Receivables Trust 2010-A, Automobile Receivable Nts., Series 2010-A, Cl. A3, 1.50%, 10/15/14	1,125,000	1,140,489
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts.:
Series 2007-1A, Cl. B, 2.294%, 8/15/22[1,5]	21,000,000	10,710,000
Series 2007-1A, Cl. C, 3.594%, 8/15/22[1,5]	17,780,000	8,356,600
Series 2007-1A, Cl. D, 5.594%, 8/15/22[1,5]	17,780,000	8,001,000
Madison Avenue CDO Ltd., Collateralized Debt Obligations, Series 2A, Cl. C1, 5.25%, 3/24/14[1,5]	4,247,713	84,954
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.356%, 8/25/36[1]	5,584,849	2,070,658
Merrill Auto Trust Securitization 2007-1, Asset-Backed Nts., Series 2007-1, Cl. A4, 0.317%, 12/15/13[1]	3,774,455	3,761,695
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 1/25/29[4,5]	4,475,119	190,193
Nissan Auto Lease Trust, Automobile Receivable Nts., Series 2010-A, Cl. A3, 1.39%, 1/15/16	2,225,000	2,240,352
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36[1]	1,151,090	1,031,579
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.356%, 9/25/36[1]	1,341,035	1,330,931
Securitized Asset-Backed Receivables LLC Trust 2007-BR2, Asset-Backed Securities, Series 2007-BR2, Cl. A2, 0.486%, 2/25/37[1]	1,557,316	743,972
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B, 0.692%, 6/15/39[1]	6,586,000	2,835,295
SSB RV Trust 2001-1, Recreational Vehicles Mtg. Obligations, Series 2001-1, Cl. B, 6.64%, 4/1/18	514,702	517,756
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL, Cl. A1, 4.50%, 5/1/37[2]	493,380	139,432
Toyota Auto Receivable Owner Trust 2010-B, Automobile Receivable Nts., Series 2010-B, Cl. A2, 0.74%, 7/16/12	2,535,000	2,540,074
Volvo Financial Equipment LLC, Asset-Backed Certificates, Series 2010-1A, Cl. A3, 1.56%, 6/17/13[2]	1,130,000	1,137,067
Wachovia Auto Owner Trust 2007-A, Automobile Receivable Nts., Series 2007-A, Cl. A4, 5.49%, 4/22/13	2,026,457	2,078,552
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2009-A, Cl. A, 4.60%, 9/15/15	2,060,000	2,132,560

Total Asset-Backed Securities (Cost $438,435,554)		380,203,245
19 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Mortgage-Backed Obligations—13.6%
Government Agency—5.7%
FHLMC/FNMA/FHLB/Sponsored—5.0%
Federal Home Loan Mortgage Corp.:
5%, 8/15/33-12/15/34	$6,023,267	$6,383,138
5.50%, 9/1/39	7,243,275	7,688,604
6%, 1/15/19-7/15/24	6,354,040	6,913,461
6.50%, 4/15/18-6/15/35	5,016,908	5,509,297
7%, 8/15/21-10/1/31	4,022,035	4,558,926
7.50%, 2/15/32-4/25/36	4,885,326	5,568,850
8.50%, 8/15/31	287,575	335,128
10%, 5/15/20	130,505	150,609
10.50%, 6/14/20	106,664	124,769
11.50%, 11/14/16	25,231	25,766
12%, 7/15/15-6/15/17	146,452	150,779
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	4,693,729	5,500,463
Series 151, Cl. F, 9%, 5/15/21	9,870	12,038
Series 1590, Cl. IA, 1.363%, 10/15/23[1]	4,204,864	4,258,095
Series 1674, Cl. Z, 6.75%, 2/15/24	217,283	251,987
Series 2006-11, Cl. PS, 23.627%, 3/25/36[1]	2,225,516	3,349,443
Series 2034, Cl. Z, 6.50%, 2/15/28	39,318	44,449
Series 2042, Cl. N, 6.50%, 3/15/28	51,237	57,922
Series 2043, Cl. ZP, 6.50%, 4/15/28	3,351,881	3,504,127
Series 2053, Cl. Z, 6.50%, 4/15/28	35,991	40,687
Series 2116, Cl. ZA, 6%, 1/15/29	2,662,730	2,896,999
Series 2122, Cl. F, 0.707%, 2/15/29[1]	113,127	113,447
Series 2279, Cl. PK, 6.50%, 1/15/31	62,466	68,091
Series 2326, Cl. ZP, 6.50%, 6/15/31	592,945	670,352
Series 2344, Cl. FP, 1.207%, 8/15/31[1]	1,475,433	1,498,104
Series 2368, Cl. PR, 6.50%, 10/15/31	91,784	100,240
Series 2368, Cl. TG, 6%, 10/15/16	591,092	637,337
Series 2401, Cl. FA, 0.907%, 7/15/29[1]	203,990	205,844
Series 2412, Cl. GF, 1.207%, 2/15/32[1]	2,903,909	2,951,140
Series 2427, Cl. ZM, 6.50%, 3/15/32	2,764,288	3,124,208
Series 2451, Cl. FD, 1.257%, 3/15/32[1]	1,058,594	1,076,945
Series 2453, Cl. BD, 6%, 5/15/17	140,881	153,053
Series 2461, Cl. PZ, 6.50%, 6/15/32	403,300	448,959
Series 2464, Cl. FI, 1.257%, 2/15/32[1]	1,104,080	1,120,866
Series 2470, Cl. AF, 1.257%, 3/15/32[1]	1,707,946	1,745,568
Series 2470, Cl. LF, 1.257%, 2/15/32[1]	1,129,165	1,148,978
Series 2471, Cl. FD, 1.257%, 3/15/32[1]	1,879,720	1,911,405
Series 2475, Cl. FB, 1.257%, 2/15/32[1]	1,546,462	1,574,851
Series 2500, Cl. FD, 0.757%, 3/15/32[1]	403,621	405,772
Series 2517, Cl. GF, 1.257%, 2/15/32[1]	933,618	949,901
Series 2526, Cl. FE, 0.657%, 6/15/29[1]	496,795	498,402
Series 2551, Cl. FD, 0.657%, 1/15/33[1]	349,007	350,170
Series 2551, Cl. LF, 0.757%, 1/15/33[1]	176,372	177,200
20 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2676, Cl. KY, 5%, 9/15/23	$2,635,000	$2,931,090
Series 2676, Cl. TF, 0.857%, 1/15/32[1]	2,626,757	2,630,396
Series 2750, Cl. XG, 5%, 2/1/34	740,000	809,512
Series 2754, Cl. PE, 5%, 2/15/34	5,000,000	5,475,878
Series 2890, Cl. PE, 5%, 11/1/34	750,000	821,254
Series 2907, Cl. GC, 5%, 6/1/27	1,499,682	1,537,582
Series 2915, Cl. GA, 4.50%, 12/1/21	2,521,120	2,582,902
Series 2929, Cl. PC, 5%, 1/1/28	1,296,662	1,322,325
Series 2936, Cl. PE, 5%, 2/1/35	2,807,000	3,077,428
Series 2947, Cl. HE, 5%, 3/1/35	4,260,000	4,668,348
Series 2952, Cl. GJ, 4.50%, 12/1/28	1,596,841	1,616,982
Series 3025, Cl. SJ, 23.806%, 8/15/35[1]	2,205,289	3,272,596
Series 3057, Cl. LG, 5%, 10/15/35	5,000,000	5,478,376
Series 3094, Cl. HS, 23.44%, 6/15/34[1]	1,254,672	1,754,267
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 9.454%, 4/1/27[7]	647,570	153,454
Series 192, Cl. IO, 8.228%, 2/1/28[7]	290,485	49,903
Series 2035, Cl. PE, 0%, 3/15/28[7,8]	75,206	16,289
Series 2049, Cl. PL, 19.483%, 4/15/28[7]	459,707	95,171
Series 205, Cl. IO, 6.423%, 9/1/29[7]	1,485,620	322,306
Series 206, Cl. IO, 0%, 12/1/29[7,8]	480,044	127,966
Series 207, Cl. IO, 0%, 4/1/30[7,8]	528,429	109,981
Series 2074, Cl. S, 54.041%, 7/17/28[7]	377,961	75,341
Series 2079, Cl. S, 65.903%, 7/17/28[7]	626,799	136,767
Series 214, Cl. IO, 0%, 6/1/31[7,8]	509,813	90,039
Series 2177, Cl. SB, 99.999%, 8/15/29[7]	391,759	97,642
Series 224, Cl. IO, 0%, 3/1/33[7,8]	2,597,208	448,055
Series 243, Cl. 6, 2.857%, 12/15/32[7]	1,742,074	361,906
Series 2526, Cl. SE, 37.061%, 6/15/29[7]	897,710	167,581
Series 2802, Cl. AS, 98.368%, 4/15/33[7]	2,017,407	168,921
Series 2819, Cl. S, 47.814%, 6/15/34[7]	8,542,055	1,644,246
Series 2920, Cl. S, 66.595%, 1/15/35[7]	4,962,196	747,431
Series 3000, Cl. SE, 97.992%, 7/15/25[7]	5,775,729	828,869
Series 3004, Cl. SB, 8.906%, 7/15/35[7]	9,473,351	1,431,195
Series 3110, Cl. SL, 35.026%, 2/15/26[7]	1,933,574	259,044
Federal National Mortgage Assn.:
4.50%, 10/1/25-10/1/40[9]	20,107,000	21,069,506
5%, 11/25/21-12/25/21	159,772	169,892
5%, 10/1/25-10/1/40[9]	14,843,000	15,675,076
5.285%, 10/1/36	15,614,201	16,316,298
5.50%, 1/25/22-8/25/22	1,480,395	1,599,076
5.50%, 10/1/25-10/1/40[9]	45,432,000	48,365,226
6%, 6/25/17-4/1/35	33,048,633	36,079,699
6%, 10/1/25[9]	16,577,000	17,886,981
6.50%, 4/25/18-1/1/34	15,233,622	16,853,942
7%, 11/1/17-9/25/34	15,451,926	17,436,015
21 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn.: Continued
7%, 4/1/34[10]	$7,070,941	$8,022,033
7.50%, 2/25/27-3/25/33	9,031,953	10,305,988
8.50%, 7/1/32	38,080	43,050
9.50%, 4/25/20-4/8/21	66,711	77,096
11%, 11/8/15-2/25/26	232,931	278,607
13%, 6/25/15	47,339	56,120
15%, 5/9/13	59,008	65,004
Federal National Mortgage Assn. Grantor Trust:
Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T10, Cl. IO, 40.234%, 12/25/41[7]	105,993,830	1,307,180
Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T3, Cl. IO, 38.34%, 11/25/40[7]	12,118,846	209,271
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1996-35, Cl. Z, 7%, 7/25/26	219,973	249,407
Trust 1997-45, Cl. CD, 8%, 7/18/27	1,333,081	1,590,886
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	1,386,043	1,542,110
Trust 1999-14, Cl. MB, 6.50%, 4/25/29	61,405	69,357
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	2,525,531	2,796,065
Trust 2001-19, Cl. Z, 6%, 5/1/31	1,390,873	1,516,932
Trust 2001-44, Cl. QC, 6%, 9/25/16	295,163	321,108
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	367,889	415,511
Trust 2001-65, Cl. F, 0.856%, 11/25/31[1]	2,305,521	2,317,543
Trust 2001-69, Cl. PF, 1.256%, 12/25/31[1]	2,556,103	2,608,629
Trust 2001-80, Cl. ZB, 6%, 1/25/32	2,826,034	3,124,062
Trust 2002-12, Cl. PG, 6%, 3/25/17	1,676,833	1,831,816
Trust 2002-19, Cl. PE, 6%, 4/25/17	890,405	967,774
Trust 2002-21, Cl. PE, 6.50%, 4/25/32	2,723,202	3,015,695
Trust 2002-29, Cl. F, 1.256%, 4/25/32[1]	1,272,096	1,298,684
Trust 2002-60, Cl. FH, 1.256%, 8/25/32[1]	2,450,656	2,495,225
Trust 2002-64, Cl. FJ, 1.256%, 4/25/32[1]	390,989	399,161
Trust 2002-68, Cl. FH, 0.757%, 10/18/32[1]	811,962	816,519
Trust 2002-81, Cl. FM, 0.756%, 12/25/32[1]	1,437,724	1,446,681
Trust 2002-84, Cl. FB, 1.256%, 12/25/32[1]	238,806	243,809
Trust 2002-9, Cl. PC, 6%, 3/25/17	1,903,254	2,078,311
Trust 2003-11, Cl. FA, 1.256%, 9/25/32[1]	325,878	332,705
Trust 2003-116, Cl. FA, 0.656%, 11/25/33[1]	530,787	532,357
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	5,556,000	6,376,975
Trust 2003-3, Cl. FM, 0.756%, 4/25/33[1]	1,769,857	1,778,994
Trust 2004-101, Cl. BG, 5%, 1/25/20	5,983,000	6,552,112
Trust 2004-9, Cl. AB, 4%, 7/1/17	3,505,614	3,604,907
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	1,434,557	1,666,186
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	3,910,000	4,461,800
Trust 2005-12, Cl. JC, 5%, 6/1/28	2,659,013	2,736,269
Trust 2005-22, Cl. EC, 5%, 10/1/28	1,833,966	1,888,198
Trust 2005-25, Cl. PS, 27.033%, 4/25/35[1]	825,878	1,197,642
Trust 2005-30, Cl. CU, 5%, 4/1/29	1,311,248	1,354,608
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,249,212
22 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	$5,350,819	$5,652,610
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	3,700,000	4,102,692
Trust 2006-46, Cl. SW, 23.26%, 6/25/36[1]	3,274,229	4,853,199
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 43.153%, 11/18/31[7]	2,616,935	542,411
Trust 2001-63, Cl. SD, 19.304%, 12/18/31[7]	70,033	14,485
Trust 2001-68, Cl. SC, 14.206%, 11/25/31[7]	48,542	10,439
Trust 2001-81, Cl. S, 33.906%, 1/25/32[7]	661,910	124,678
Trust 2002-28, Cl. SA, 35.138%, 4/25/32[7]	471,455	82,341
Trust 2002-38, Cl. SO, 51.697%, 4/25/32[7]	444,817	75,766
Trust 2002-39, Cl. SD, 38.564%, 3/18/32[7]	692,067	130,298
Trust 2002-48, Cl. S, 32.101%, 7/25/32[7]	743,611	123,722
Trust 2002-52, Cl. SL, 32.96%, 9/25/32[7]	449,449	90,352
Trust 2002-53, Cl. SK, 36.965%, 4/25/32[7]	431,403	87,747
Trust 2002-56, Cl. SN, 34.566%, 7/25/32[7]	1,019,827	169,651
Trust 2002-65, Cl. SC, 67.671%, 6/25/26[7]	1,390,040	274,790
Trust 2002-77, Cl. IS, 44.673%, 12/18/32[7]	757,832	153,432
Trust 2002-77, Cl. SH, 43.10%, 12/18/32[7]	847,078	179,813
Trust 2002-89, Cl. S, 63.556%, 1/25/33[7]	4,655,710	755,462
Trust 2002-9, Cl. MS, 31.35%, 3/25/32[7]	883,753	182,109
Trust 2003-13, Cl. IO, 10.721%, 3/25/33[7]	3,457,719	707,334
Trust 2003-23, Cl. ES, 70.383%, 10/25/22[7]	12,368,368	1,245,935
Trust 2003-26, Cl. DI, 5.229%, 4/25/33[7]	1,935,780	378,784
Trust 2003-26, Cl. IK, 8.503%, 4/25/33[7]	339,240	66,381
Trust 2003-33, Cl. SP, 53.018%, 5/25/33[7]	2,983,949	401,132
Trust 2003-4, Cl. S, 40.117%, 2/25/33[7]	1,526,298	211,093
Trust 2003-46, Cl. IH, 0%, 6/1/33[7,8]	577,934	74,164
Trust 2004-56, Cl. SE, 13.09%, 10/25/33[7]	2,902,652	367,598
Trust 2005-14, Cl. SE, 33.888%, 3/25/35[7]	1,342,784	193,137
Trust 2005-40, Cl. SA, 62.712%, 5/25/35[7]	7,634,260	1,158,966
Trust 2005-40, Cl. SB, 76.426%, 5/25/35[7]	3,535,413	621,041
Trust 2005-71, Cl. SA, 67.626%, 8/25/25[7]	3,820,607	614,291
Trust 2005-87, Cl. SE, 21.889%, 10/25/35[7]	43,759,515	5,189,651
Trust 2005-87, Cl. SG, 32.886%, 10/25/35[7]	1,536,803	213,342
Trust 2006-43, Cl. SJ, 99.999%, 6/25/36[7]	1,109,994	147,976
Trust 2006-51, Cl. SA, 17.106%, 6/25/36[7]	34,947,697	4,271,737
Trust 2006-60, Cl. DI, 34.193%, 4/25/35[7]	2,143,926	260,047
Trust 2006-90, Cl. SX, 95.959%, 9/25/36[7]	7,344,698	1,431,361
Trust 2007-88, Cl. XI, 14.325%, 6/25/37[7]	19,166,077	2,514,844
Trust 221, Cl. 2, 26.797%, 5/1/23[7]	653,313	136,944
Trust 247, Cl. 2, 13.222%, 10/1/23[7]	265,185	57,925
Trust 252, Cl. 2, 17.311%, 11/1/23[7]	77,787	16,695
Trust 254, Cl. 2, 4.341%, 1/1/24[7]	222,399	49,093
Trust 2682, Cl. TQ, 99.999%, 10/15/33[7]	3,060,989	540,431
Trust 2981, Cl. BS, 99.999%, 5/15/35[7]	5,435,420	934,784
Trust 301, Cl. 2, 16.575%, 4/1/29[7]	968,881	160,222
23 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 303, Cl. IO, 22.51%, 11/1/29[7]	$586,707	$139,507
Trust 313, Cl. 2, 14.415%, 6/1/31[7]	8,658,934	1,649,857
Trust 319, Cl. 2, 13.852%, 2/1/32[7]	657,569	122,476
Trust 321, Cl. 2, 1.737%, 4/1/32[7]	4,209,515	785,730
Trust 324, Cl. 2, 0%, 7/1/32[7,8]	1,858,177	332,205
Trust 328, Cl. 2, 25.133%, 12/1/32[7]	6,376,813	1,176,951
Trust 331, Cl. 5, 0%, 2/1/33[7,8]	3,630,089	690,629
Trust 332, Cl. 2, 0%, 3/1/33[7,8]	10,594,998	1,893,112
Trust 334, Cl. 10, 0%, 2/1/33[7,8]	3,013,878	610,673
Trust 334, Cl. 12, 0%, 2/1/33[7,8]	4,591,066	756,742
Trust 338, Cl. 2, 0%, 7/1/33[7,8]	11,761,920	1,903,983
Trust 339, Cl. 7, 0%, 7/1/33[7,8]	10,798,412	1,775,216
Trust 345, Cl. 9, 0%, 1/1/34[7,8]	4,267,799	698,684
Trust 351, Cl. 10, 0%, 4/1/34[7,8]	1,251,652	200,312
Trust 351, Cl. 8, 0%, 4/1/34[7,8]	2,058,090	337,410
Trust 356, Cl. 10, 0%, 6/1/35[7,8]	1,736,834	276,432
Trust 356, Cl. 12, 29.783%, 2/1/35[7]	862,047	142,633
Trust 362, Cl. 13, 2.67%, 8/1/35[7]	110,739	17,640
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 19.706%, 9/15/22[7]	10,161,576	279,052
Series 1995-2B, Cl. 2IO, 13.013%, 6/15/25[7]	698,883	15,063
Series 1995-3, Cl. 1IO, 13.179%, 9/15/25[7]	23,453,999	156,138

		455,792,073

GNMA/Guaranteed—0.7%
Government National Mortgage Assn.:
3.625%, 7/1/27[1]	6,219	6,432
4.50%, 10/1/40[9]	36,885,000	38,809,954
7%, 1/29/28-2/8/30	1,461,609	1,667,829
8%, 1/29/28-9/29/28	634,959	747,462
11%, 11/8/19	11,024	12,321
12%, 12/9/13-9/1/15	20,253	22,351
12.50%, 12/29/13-11/29/15	455,535	485,222
13%, 10/30/15	657,518	735,569
13.50%, 6/30/15	983,673	1,092,773
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	5,993,517	7,118,415
Series 2000-12,Cl. ZA, 8%, 2/16/30	3,136,796	3,725,408
Series 2000-7, Cl. Z, 8%, 1/16/30	2,869,367	3,407,662
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 53.867%, 7/16/28[7]	1,294,991	287,123
Series 1998-6, Cl. SA, 72.02%, 3/16/28[7]	794,671	160,329
Series 2006-47, Cl. SA, 59.434%, 8/16/36[7]	6,258,014	1,143,526

		59,422,376
24 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

Non-Agency—7.9%
Commercial—3.4%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-1, Cl. AMFX, 5.482%, 1/1/49	$10,440,000	$9,679,878
Series 2008-1, Cl. A4, 6.339%, 12/1/17[1]	9,860,000	10,828,250
Series 2008-1, Cl. AM, 6.382%, 2/10/51[1]	8,165,000	7,864,196
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AM, 5.915%, 6/1/50	10,105,000	9,431,479
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR18, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR18, Cl. AM, 6.084%, 6/13/50	2,657,000	2,433,308
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%, 6/22/24[2,7,8]	2,019,081	93,572
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	9,580,325	8,467,632
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1, 5.329%, 12/20/35[1]	492,704	408,036
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.294%, 12/1/49[1]	9,095,000	8,595,253
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	3,190,000	3,312,293
Credit Suisse Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-C3, Cl. A4, 5.91%, 6/1/39[1]	4,210,000	4,205,973
Deutsche Alt-A Securities, Inc., Mtg. Pass-Through Certificates, Series 2007-RS1, Cl. A2, 0.756%, 1/27/37[1,5]	3,869,289	1,059,218
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	2,635,332	1,838,978
DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series 1997-CF2, Cl. B30C, 5.993%, 10/15/30[1,5]	35,660,746	6,062,327
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	2,272,529	1,786,527
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 6.083%, 11/1/37[1]	11,241,854	9,307,243
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39	775,418	784,268
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through Certificates, Series 1998-C1, Cl. F, 7.114%, 5/15/30[1]	2,000,000	1,999,345
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 8/1/17	19,960,000	20,930,723
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	9,277,000	9,897,539
25 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Continued
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.796%, 5/25/35[1]	$3,751,289	$2,807,579
Indymac Index Mortgage Loan Trust 2005-AR31, Mtg. Pass-Through Certificates, Series 2005-AR31, Cl. 2 A2, 4.222%, 1/1/36[1]	704,131	29,848
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	3,985,000	4,077,357
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[5]	5,615,000	5,588,610
Series 2006-LDP9, Cl. A3, 5.336%, 5/1/47	8,660,000	9,022,903
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	11,430,000	11,914,290
Series 2007-CB18, Cl. A4, 5.44%, 6/1/47	8,605,000	9,036,030
Series 2007-CB18, Cl. AM, 5.466%, 6/1/47	16,776,000	15,339,714
Series 2008-C2, Cl. A4, 6.068%, 2/1/51	18,630,000	18,951,284
Series 2008-C2, Cl. AM, 6.789%, 2/1/51[1]	13,140,000	8,680,828
JPMorgan Mortgage Trust 2006-A2, Mtg. Pass-Through Certificates, Series 2006-A2, Cl. 3A4, 5.686%, 4/1/36[1]	5,468,136	1,658,669
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 5.765%, 1/1/37[1]	1,547,762	1,273,787
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.324%, 4/11/41[1]	6,930,000	6,258,271
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[2]	284,819	227,814
Lehman Structured Securities Corp., Mtg.-Backed Security, 6%, 5/1/29	2,201,355	348,785
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	2,741,320	2,726,541
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 5.465%, 7/12/46	3,602,000	3,494,665
Morgan Stanley Capital I Trust, Commercial Mtg. Pass-Through Certificates:
Series 2006-HQ10, Cl. AM, 5.36%, 11/1/41	15,820,000	15,378,742
Series 2007-IQ16, Cl. A4, 5.809%, 12/1/49	8,890,000	9,429,618
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-QA4, Cl. A32, 3.313%, 4/25/35[1]	341,083	66,219
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36	2,268,033	1,352,488
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.831%, 2/1/37[1]	22,559,925	18,034,420
Wachovia Bank Commercial Mortgage Trust 2007-C33, Commercial Mtg. Pass-Through Certificates, Series 2007-C33, Cl. A4, 6.102%, 2/1/51[1]	15,020,000	15,713,986
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. AJ, 6.155%, 5/1/46[1]	6,960,000	4,652,546
WaMu Mortgage Pass-Through Certificates 2006-AR15 Trust, Mtg. Pass-Through Certificates, Series 2006-AR15, Cl. 1A, 1.226%, 11/1/46[1]	3,489,478	2,352,274
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 3.047%, 4/1/47[1]	2,499,420	1,311,758
26 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

Commercial Continued
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2, 2.961%, 11/1/34[1]	$2,858,981	$841,583
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.853%, 2/1/35[1]	11,901,212	10,891,972
Wells Fargo Mortgage-Backed Securities 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 1A3, 2.935%, 4/25/36[1]	7,693,161	7,338,552

		307,787,171

Manufactured Housing—0.0%
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 4.577%, 3/25/36[1]	3,699,463	3,161,436

Multifamily—0.1%
Merrill Lynch Mortgage Investors Trust 2005-A2, Mtg. Pass-Through Certificates, Series 2005-A2, Cl. A2, 2.799%, 2/1/35[1]	2,685,929	2,562,190
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 5.064%, 9/1/35[1]	2,035,065	1,955,036
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 4.917%, 3/25/36[1]	5,706,908	5,140,004

		9,657,230

Other—0.1%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	8,605,000	9,086,679

Residential—4.3%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-4, Cl. AM, 6.001%, 8/1/17[1]	17,290,000	16,041,207
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series 2004-2, Cl. 12A2, 3.018%, 5/1/34[1]	9,836,891	8,925,174
Bear Stearns ARM Trust 2004-9, Mtg. Pass-Through Certificates, Series 2004-9, Cl. 23A1, 4.933%, 11/1/34[1]	3,470,301	3,332,063
Chase Mortgage Finance Trust 2007-A1, Multiclass Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 9A1, 4.234%, 2/1/37[1]	4,635,872	4,710,526
CHL Mortgage Pass-Through Trust 2005-24, Mtg. Pass-Through Certificates, Series 2005-24, Cl. A35, 5.50%, 11/1/35	2,649,394	2,560,409
CHL Mortgage Pass-Through Trust 2005-26, Mtg. Pass-Through Certificates, Series 2005-26, Cl. 1A8, 5.50%, 11/1/35	7,560,763	7,076,005
CHL Mortgage Pass-Through Trust 2005-31, Mtg. Pass-Through Certificates, Series 2005-31, Cl. 2A4, 5.331%, 1/1/36[1]	3,082,760	738,367
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	5,551,000	4,519,982
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	2,350,783	2,148,284
27 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Residential Continued
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 3.84%, 6/1/47[1]	$6,146,402	$4,123,185
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through Certificates:
Series 2007-HY4, Cl. 1A1, 5.89%, 9/1/47[1]	30,573,816	23,188,206
Series 2007-HY4, Cl. 1A2, 5.89%, 9/1/47[1]	7,806,911	1,063,110
Series 2007-HY4, Cl. 2A2, 6.095%, 11/1/37[1]	1,668,509	311,979
Series 2007-HY4, Cl. 3A2, 6.184%, 11/1/37[1]	1,987,755	328,598
CHL Mortgage Pass-Through Trust 2007-HY5, Mtg. Pass-Through Certificates:
Series 2007-HY5, Cl. 1A2, 5.792%, 9/1/37[1]	8,796,675	1,922,201
Series 2007-HY5, Cl. 2A2, 5.826%, 9/1/37[1]	2,184,123	326,500
Series 2007-HY5, Cl. 3A2, 5.976%, 9/1/37[1]	6,088,635	1,188,161
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 1A3, 4.954%, 5/1/35[1]	8,044,071	7,089,715
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates, Series 2005-3, Cl. 2A4, 5.156%, 8/1/35[1]	15,603,165	11,311,585
Citigroup Mortgage Loan Trust, Inc. 2006-AR1, Mtg. Pass-Through Certificates, Series 2006-AR1, Cl. 3A2, 5.50%, 3/1/36[1]	8,361,498	925,400
Citigroup Mortgage Loan Trust, Inc. 2006-AR2, Mtg. Pass-Through Certificates:
Series 2006-AR2, Cl. 1A2, 5.32%, 3/1/36[1]	18,539,933	14,570,255
Series 2006-AR2, Cl. 1AB, 5.591%, 3/1/36	7,776,885	1,016,120
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	14,965,000	13,259,707
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2006-A5, Cl. 2A1, 5.50%, 10/1/21	5,249,137	4,560,487
Countrywide Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates, Series 2006-43CB, Cl.1A10, 6%, 2/1/37	30,566,753	20,514,525
GSR Mortgage Loan Trust 2004-5, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 2A1, 2.879%, 5/1/34[1]	6,989,347	6,088,487
GSR Mortgage Loan Trust 2005-AR6, Mtg. Pass-Through Certificates, Series 2005-AR6, Cl. 1A4, 2.866%, 9/1/35[1]	20,098,379	19,915,976
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through Certificates, Series 2005-AR7, Cl. 4A1, 5.318%, 11/1/35[1]	6,541,250	5,539,317
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	3,677,799	3,509,188
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	6,084,232	5,448,290
JPMorgan Mortgage Trust 2007-A1, Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 7A1, 5.292%, 7/1/35[1]	10,625,790	10,264,359
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A3, 5.982%, 5/1/37[1]	3,505,553	1,006,593
28 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

Residential Continued
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.374%, 9/11/45[1]	$27,890,000	$25,209,459
Lehman Mortgage Trust, Mtg. Pass-Through Certificates, Series 2006-1, Cl. 1A3, 5.50%, 2/1/36	2,156,104	1,980,150
Mastr Adjustable Rate Mortgages Trust 2006-2, Mtg. Pass-Through Certificates, Series 2006-2, Cl. 1A1, 3.153%, 4/1/36[1]	6,714,455	5,376,308
Merrill Lynch Mortgage Investors Trust 2005-A1, Mtg. Pass-Through Certificates, Series 2005-A1, Cl.2A1, 2.93%, 12/25/34[1]	419,375	411,214
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 6.067%, 10/25/36[1]	9,682,303	9,124,694
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	31,891	32,201
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	202,934	134,299
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	7,930,791	4,844,286
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	3,648,877	2,235,689
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35	9,819,000	8,070,923
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	13,805,053	11,339,194
RFMSI Series 2007-SA3, Mtg. Pass-Through Certificates, Series 2007-SA3, Cl. 2A2, 5.703%, 7/1/37[1]	776,391	10,585
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2005-AR12, Cl. 1A8, 2.803%, 10/1/35[1]	7,383,243	6,678,553
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 1A2, 5.837%, 9/1/36[1]	5,951,713	5,390,609
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates:
Series 2007-HY1, Cl. 4A1, 5.241%, 2/1/37[1]	42,372,544	31,948,983
Series 2007-HY1, Cl. 5A1, 5.567%, 2/1/37[1]	25,349,363	18,702,710
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust, Mtg. Pass-Through Certificates, Series 2007-HY2, Cl. 1A1, 5.424%, 12/1/36[1]	29,390,512	22,049,468
WaMu Mortgage Pass-Through Certificates 2007-HY6 Trust, Mtg. Pass-Through Certificates, Series 2007-HY6, Cl. 2A1, 5.581%, 6/25/37[1]	11,668,429	9,245,130
WaMu Mortgage Pass-Through Certificates 2007-HY7 Trust, Mtg. Pass-Through Certificates, Series 2007-HY7, Cl. 2A1, 5.665%, 7/1/37[1]	6,781,061	4,633,452
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust, Mtg. Pass-Through Certificates, Series 2005-AR16, Cl. 2A1, 2.999%, 10/1/35[1]	4,530,533	4,359,899
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through Certificates:
Series 2006-AR10, Cl. 3A2, 2.886%, 7/1/36[1]	1,773,253	706,440
Series 2006-AR10, Cl. 4A2, 5.468%, 7/1/36[1]	5,943,588	957,138
29 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Residential Continued
Wells Fargo Mortgage-Backed Securities 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 2A1, 3.424%, 4/1/36[1]	$5,152,938		$4,565,330

			385,530,675

Total Mortgage-Backed Obligations (Cost $1,276,528,300)			1,230,437,640

U.S. Government Obligations—3.2%
Federal Home Loan Bank Unsec. Bonds, 4.75%, 12/16/16	5,220,000		6,083,821
Federal Home Loan Mortgage Corp. Nts.:
1.125%, 7/27/12	69,170,000		70,003,844
2.875%, 2/9/15	19,560,000		20,853,503
3%, 7/28/14[10]	11,290,000		12,088,835
5%, 2/16/17	6,730,000		7,917,293
5.25%, 4/18/16	14,835,000		17,562,860
Federal National Mortgage Assn. Nts.:
1.125%, 7/30/12	63,790,000		64,517,908
1.625%, 10/26/15	11,885,000		11,900,462
2.375%, 7/28/15	3,835,000		3,990,923
4.375%, 10/15/15[11]	15,004,000		17,044,319
4.875%, 12/15/16	5,005,000		5,851,075
5%, 3/15/16	6,670,000		7,794,835
5.375%, 7/15/16	7,948,000		9,476,257
U.S. Treasury Bills, 0.215%, 12/2/10[10]	21,000,000		20,995,485
U.S. Treasury Bonds, STRIPS, 4.989%, 2/15/16[10,12]	11,271,000		10,400,946

Total U.S. Government Obligations (Cost $278,682,974)			286,482,366

Foreign Government Obligations—23.4%
Argentina—0.7%
Argentina (Republic of) Bonds:
2.50%, 12/31/38[1]	22,805,000		9,372,855
Series GDP, 2.724%, 12/15/35[1]	18,180,000		2,263,410
Series VII, 7%, 9/12/13	10,880,000		10,229,920
Argentina (Republic of) Sr. Unsec. Bonds, 0%, 12/15/35[1]	25,755,000	EUR	3,795,452
Argentina (Republic of) Sr. Unsec. Nts., 7%, 10/3/15	45,740,000		40,768,316

			66,429,953

Australia—0.2%
Australia (Commonwealth of) Sr. Unsec. Bonds:
Series 119, 6.25%, 4/15/15	2,260,000	AUD	2,307,655
Series 120, 6%, 2/15/17	1,230,000	AUD	1,258,972
Queensland Treasury Corp. Sr. Unsec. Unsub. Nts., Series 16, 6%, 4/21/16	18,140,000	AUD	17,955,709

			21,522,336
30 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount		Value

Austria—0.1%
Austria (Republic of) Bonds, 4.35%, 3/15/19[2]	2,330,000	EUR	$3,580,832
Austria (Republic of) Sr. Unsec. Unsub. Bonds, Series 2, 4.65%, 1/15/18	2,400,000	EUR	3,743,920

			7,324,752

Belgium—0.1%
Belgium (Kingdom of) Sr. Bonds, Series 40, 5.50%, 9/28/17	3,535,000	EUR	5,680,987
Belize—0.0%
Belize (Government of) Unsec. Unsub. Bonds, 6%, 2/20/29[1,2]	3,010,000		2,633,750
Brazil—3.0%
Brazil (Federal Republic of) Bonds, 7.125%, 1/20/37	2,090,000		2,758,800
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/12	70,129,000	BRR	40,719,953
9.762%, 1/1/17	329,580,000	BRR	180,249,272
10%, 1/1/21	56,180,000	BRR	29,706,005
11.382%, 5/15/45	12,575,000	BRR	14,534,933
Brazil (Federal Republic of) Sr. Unsec. Unsub. Nts., 5.625%, 1/7/41	7,200,000		7,938,000

			275,906,963

Canada—0.3%
Canada (Government of) Nts.:
3%, 12/1/15	17,355,000	CAD	17,670,423
4%, 6/1/17	8,320,000	CAD	8,930,031
4.25%, 6/1/18	2,730,000	CAD	2,975,936

			29,576,390

Colombia—0.8%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28[2]	9,872,000,000	COP	7,664,876
Colombia (Republic of) Bonds:
7.375%, 9/18/37	5,628,000		7,443,030
12%, 10/22/15	9,471,000,000	COP	6,922,864
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19	6,330,000		8,039,100
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	11,700,000		13,455,000
Colombia (Republic of) Sr. Unsec. Unsub. Bonds, 7.75%, 4/14/21	8,792,000,000	COP	5,741,019
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17	5,320,000		6,583,500
Colombia (Republic of) Unsec. Unsub. Bonds, 9.85%, 6/28/27	17,495,000,000	COP	13,895,296

			69,744,685

Denmark—0.0%
Denmark (Kingdom of) Bonds:
4%, 11/15/17	2,890,000	DKK	595,769
4%, 11/15/19	14,990,000	DKK	3,122,983

			3,718,752
31 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Dominican Republic—0.1%
Dominican Republic Bonds, 7.50%, 5/6/21[2]	$4,900,000		$5,544,350
Egypt—0.8%
Egypt (The Arab Republic of) Sr. Unsec. Unsub. Nts.:
5.75%, 4/29/20[2]	3,600,000		3,874,500
6.875%, 4/30/40[2]	3,920,000		4,429,600
Egypt (The Arab Republic of) Treasury Bills:
10.382%, 11/16/10[12]	25,550,000	EGP	4,436,693
Series 91, 10.111%, 10/19/10[12]	15,100,000	EGP	2,641,174
Series 182, 10.38%, 12/14/10[12]	41,125,000	EGP	7,092,419
Series 182, 10.031%, 1/18/11[12]	17,725,000	EGP	3,032,211
Series 182, 9.963%, 2/1/11[12]	41,950,000	EGP	7,141,558
Series 182, 9.819%, 3/22/11[12]	30,475,000	EGP	5,115,228
Series 273, 10.059%, 10/5/10[12]	39,550,000	EGP	6,941,049
Series 273, 9.526%, 11/30/10[12]	18,025,000	EGP	3,123,426
Series 273, 10.571%, 4/5/11[12]	19,450,000	EGP	3,250,589
Series 364, 10.438%, 12/21/10[12]	12,750,000	EGP	2,193,950
Series 364, 10.508%, 3/8/11[12]	29,950,000	EGP	5,046,362
Series 364, 10.046%, 5/10/11[12]	19,825,000	EGP	3,286,987
Series 364, 10.064%, 7/12/11[12]	43,525,000	EGP	7,080,923
Egypt (The Arab Republic of) Unsec. Unsub. Bonds, 8.75%, 7/15/12[2]	39,530,000	EGP	6,985,277

			75,671,946

Finland—0.0%
Finland (Republic of) Sr. Unsec. Unsub. Nts., 3.875%, 9/15/17	1,505,000	EUR	2,281,445
France—0.0%
France (Government of) Bonds, 4%, 4/25/60	1,470,000	EUR	2,362,880
Germany—0.3%
Germany (Federal Republic of) Bonds:
0.50%, 6/15/12	5,480,000	EUR	7,435,682
3.50%, 7/4/19	4,335,000	EUR	6,526,428
Series 07, 4.25%, 7/4/39	2,730,000	EUR	4,712,412
Series 157, 2.25%, 4/10/15	7,255,000	EUR	10,267,347

			28,941,869

Ghana—0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[2]	8,875,000		10,206,250
Greece—0.2%
Hellenic Republic Bonds, 4.30%, 3/20/12	4,770,000	EUR	6,204,238
Hellenic Republic Sr. Unsec. Unsub. Bonds:
30 yr., 4.50%, 9/20/37	11,150,000	EUR	8,866,161
30 yr., 4.60%, 9/20/40	5,275,000	EUR	4,263,636

			19,334,035
32 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount		Value

Hungary—0.3%
Hungary (Republic of) Bonds:
Series 17/B, 6.75%, 2/24/17	2,692,500,000	HUF	$13,389,278
Series 19/A, 6.50%, 6/24/19	2,029,000,000	HUF	9,839,442

			23,228,720

Indonesia—0.8%
Indonesia (Republic of) Nts.:
6.875%, 1/17/18[2]	20,260,000		24,666,550
7.25%, 4/20/15[2]	7,895,000		9,414,788
Indonesia (Republic of) Sr. Unsec. Nts.:
7.75%, 1/17/38[2]	10,805,000		14,883,888
10.375%, 5/4/14[2]	3,360,000		4,263,168
Indonesia (Republic of) Sr. Unsec. Unsub. Bonds:
5.875%, 3/13/20[2]	2,720,000		3,151,936
6.625% 2/17/37[2]	3,060,000		3,756,150
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35[2]	6,855,000		10,059,713

			70,196,193

Ireland—0.1%
Ireland (Republic of) Bonds:
4.50%, 4/18/20	2,005,000	EUR	2,323,763
4.60%, 4/18/16	1,505,000	EUR	1,934,258
Ireland (Republic of) Sr. Unsub. Bonds., 4.50%, 10/18/18	1,345,000	EUR	1,620,880

			5,878,901

Israel—0.7%
Israel (State of) Bonds:
5%, 1/31/20	113,300,000	ILS	32,480,722
6%, 2/28/19	95,470,000	ILS	29,454,840

			61,935,562

Italy—0.5%
Italy (Republic of) Bonds:
3.75%, 3/1/21	6,785,000	EUR	9,181,607
4%, 9/1/20	10,495,000	EUR	14,572,160
5%, 9/1/40	2,735,000	EUR	3,890,602
Italy (Republic of) Treasury Bonds, 3.75%, 12/15/13	10,830,000	EUR	15,361,905

			43,006,274

Japan—2.6%
Japan (Government of) Bonds, 20 yr., Series 112, 2.10%, 6/20/29[9]	2,755,000,000	JPY	35,464,916
Japan (Government of) Sr. Unsec. Bonds:
2 yr., 0.20%, 1/15/12[9]	3,079,000,000	JPY	36,916,944
5 yr., 0.50%, 12/20/14[9]	5,134,000,000	JPY	62,239,480
33 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Japan Continued
10 yr., Series 308, 1.30%, 6/20/20[9]	3,479,000,000	JPY	$43,273,959
Japan (Government of) Sr. Unsec. Unsub. Bonds:
5 yr., Series 91, 0.40%, 9/20/15	4,430,000,000	JPY	53,430,109
10 yr., Series 310, 1%, 9/20/20[9]	362,000,000	JPY	4,363,991

			235,689,399

Korea, Republic of South—1.3%
Korea (Republic of) Sr. Unsec. Bonds, Series 2006, 5%, 6/10/20	42,931,000,000	KRW	40,378,144
Korea (Republic of) Sr. Unsec. Monetary Stabilization Bonds, 4.18%, 12/2/11	30,115,000,000	KRW	26,794,123
Korea (Republic of) Sr. Unsec. Unsub. Nts.:
5.125%, 12/7/16	6,075,000		6,840,936
7.125%, 4/16/19	9,410,000		12,027,523
Korea (Republic of) Treasury Bonds, Series 0475-1112, 4.75%, 12/10/11	35,850,000,000	KRW	32,105,817

			118,146,543

Malaysia—0.1%
1Malaysia Sukuk Global Bhd Sr. Unsec. Unsub. Nts., 3.928%, 6/4/15[2]	9,105,000		9,640,829
Malaysia (Government of) Bonds, Series 0110, 3.835%, 8/12/15	11,025,000	MYR	3,665,532

			13,306,361

Mexico—1.9%
United Mexican States Bonds:
5.625%, 1/15/17	3,940,000		4,527,060
Series M10, 7.25%, 12/15/16[1]	23,460,000	MXN	2,000,727
Series M20, 7.50%, 6/3/27[1]	575,570,000	MXN	49,519,943
Series M10, 7.75%, 12/14/17	463,310,000	MXN	40,615,202
Series M10, 8%, 12/17/15	196,800,000	MXN	17,215,403
Series M10, 8.50%, 12/13/18	178,060,000	MXN	16,378,711
Series M20, 10%, 12/5/24	424,740,000	MXN	44,928,912

			175,185,958

New Zealand—0.2%
New Zealand (Government of) Sr. Unsec. Bonds, Series 415, 6%, 4/15/15	22,395,000	NZD	17,578,978
Norway—0.0%
Norway (Kingdom of) Bonds, Series 471, 5%, 5/15/15	7,395,000	NOK	1,388,096
Panama—0.2%
Panama (Republic of) Bonds:
7.25%, 3/15/15	3,750,000		4,500,000
8.875%, 9/30/27	2,990,000		4,357,925
9.375%, 4/1/29	4,465,000		6,786,800
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26	4,470,000		5,699,250

			21,343,975
34 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount		Value

Peru—0.1%
Peru (Republic of) Sr. Nts., 4.54%, 2/28/16[12]	$14,029,589		$11,895,689
Philippines—0.2%
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	10,230,000		11,969,100
Philippines (Republic of the) Sr. Unsec. Unsub. Nts., 4.95%, 1/31/21	143,000,000	PHP	3,345,669

			15,314,769

Poland—1.4%
Poland (Republic of) Bonds:
5.25%, 10/25/20	75,130,000	PLZ	25,583,977
Series 0414, 5.75%, 4/25/14	2,030,000	PLZ	716,168
Series 0415, 5.50%, 4/25/15	220,810,000	PLZ	77,085,429
Series 1015, 6.25%, 10/24/15	62,500,000	PLZ	22,533,348

			125,918,922

Portugal—0.0%
Portugal (Republic of) Bonds, 4.45%, 6/15/18	710,000	EUR	880,788
Portugal (Republic of) Sr. Unsec. Unsub. Bonds., 4.35%, 10/16/17	2,290,000	EUR	2,886,772

			3,767,560

Qatar—0.1%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20[2]	6,010,000		6,641,050
South Africa—1.7%
South Africa (Republic of) Bonds:
5.50%, 3/9/20	6,900,000		7,745,250
Series R208, 6.75%, 3/31/21	123,520,000	ZAR	16,250,502
Series R207, 7.25%, 1/15/20	427,410,000	ZAR	58,847,770
Series R204, 8%, 12/21/18	165,830,000	ZAR	24,091,166
Series R186, 10.50%, 12/21/26	279,640,000	ZAR	49,250,581

			156,185,269

Spain—0.4%
Spain (Kingdom of) Bonds, 5.50%, 7/30/17	10,420,000	EUR	15,781,142
Spain (Kingdom of) Sr. Unsub. Bonds, 4.10%, 7/30/18	14,435,000	EUR	20,032,365

			35,813,507

Sri Lanka—0.1%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts., 6.25%, 10/4/20[5,9]	5,090,000		5,134,538
Sweden—0.0%
Sweden (Kingdom of) Bonds, Series 1051, 3.75%, 8/12/17	16,535,000	SEK	2,676,598
The Netherlands—0.1%
Netherlands (Kingdom of the) Bonds, 4%, 7/15/18	2,150,000	EUR	3,293,406
Netherlands (Kingdom of the) Nts., 4.50%, 7/15/17	1,300,000	EUR	2,039,659

			5,333,065
35 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Turkey—2.0%
Turkey (Republic of) Bonds:
6.75%, 4/3/18	$13,150,000		$15,451,250
7%, 3/11/19	5,250,000		6,273,750
10.50%, 1/15/20[1]	23,710,000	TRY	18,098,472
11%, 8/6/14	103,140,000	TRY	77,148,050
16%, 3/7/12[1]	20,215,000	TRY	15,480,396
Series CPI, 14.047%, 8/14/13[1]	16,255,000	TRY	16,413,323
Turkey (Republic of) Nts., 7.50%, 7/14/17	6,740,000		8,205,950
Turkey (Republic of) Sr. Unsec. Nts., 7.50%, 11/7/19	8,170,000		10,089,950
Turkey (Republic of) Unsec. Nts.:
6.75%, 5/30/40	4,300,000		4,924,102
7.25%, 3/5/38	4,290,000		5,158,725

			177,243,968

Ukraine—0.3%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[2]	7,520,000		7,585,800
Ukraine (Republic of) Sr. Unsec. Nts., 6.75%, 11/14/17[2]	5,020,000		4,935,162
Ukraine (Republic of) Sr. Unsec. Unsub. Bonds, 6.58%, 11/21/16[2]	4,080,000		3,996,686
Ukraine (Republic of) Unsec. Bonds, 6.385%, 6/26/12[2]	6,050,000		6,171,000

			22,688,648

United Kingdom—0.4%
United Kingdom Treasury Bonds:
2.25%, 3/7/14	5,550,000	GBP	9,023,916
4.75%, 3/7/20	7,430,000	GBP	13,400,191
4.75%, 12/7/38	5,350,000	GBP	9,652,221

			32,076,328

Uruguay—0.4%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	7,305,000		9,459,975
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25	7,740,000		9,346,050
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	13,835,000		17,847,150

			36,653,175

Venezuela—0.8%
Venezuela (Republic of) Bonds:
9%, 5/7/23	11,495,000		7,874,075
9.25%, 9/15/27	5,060,000		3,731,750
Venezuela (Republic of) Nts.:
8.25%, 10/13/24	1,495,000		968,013
8.50%, 10/8/14	6,925,000		5,851,625
Venezuela (Republic of) Sr. Unsec. Unsub. Nts., 7.75%, 10/13/19	6,580,000		4,474,400
36 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

Venezuela Continued
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	$9,525,000	$5,429,250
7.65%, 4/21/25	30,525,000	18,696,563
9.375%, 1/13/34	7,815,000	5,353,275
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[2]	17,155,000	16,082,813

		68,461,764

Total Foreign Government Obligations (Cost $1,926,989,416)		2,119,571,153

Loan Participations—0.3%
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan:
Tranche 3L, 3.565%, 10/19/15[1,9,13]	6,291,123	3,567,966
Tranche B, 10/19/15[9,13,19]	1,960,000	1,111,600
Tranche B, 3.565%, 10/19/15[1,13]	14,037,216	7,961,108
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 7/20/15	16,445,000	17,832,547

Total Loan Participations (Cost $27,837,829)		30,473,221

Corporate Bonds and Notes—30.1%
Consumer Discretionary—4.9%
Auto Components—0.5%
Allison Transmission, Inc., 11% Sr. Nts., 11/1/15[2]	11,080,000	12,077,200
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	8,870,000	9,380,025
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[2]	20,700,000	21,010,500
Visteon Corp.:
7% Sr. Unsec. Nts., 3/10/14[4,6]	3,435,000	3,520,875
8.25% Sr. Unsec. Nts., 8/1/10[4,6]	1,070,000	1,096,750

		47,085,350

Hotels, Restaurants & Leisure—1.4%
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13[2]	1,705,000	1,568,600
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16[2]	8,455,000	8,687,513
Grupo Posadas SAB de CV, 9.25% Sr. Unsec. Nts., 1/15/15[2]	4,270,000	4,101,335
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	33,977,000	27,309,014
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts., 3/1/14	5,763,000	5,244,330
Landry’s Restaurants, Inc., 11.625% Sr. Sec. Nts., 12/1/15	4,835,000	5,125,100
Las Vegas Sands Corp., 6.375% Sr. Unsec. Nts., 2/15/15	7,410,000	7,511,888
Mashantucket Pequot Tribe, 8.50% Bonds, Series A, 11/15/15[2,4]	12,065,000	1,870,075
MCE Finance Ltd., 10.25% Sr. Sec. Nts., 5/15/18[2]	4,810,000	5,375,175
37 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Hotels, Restaurants & Leisure Continued
MGM Mirage, Inc.:
5.875% Sr. Nts., 2/27/14	$6,130,000	$5,271,800
6.75% Sr. Unsec. Nts., 4/1/13	15,095,000	14,094,956
9% Sr. Sec. Nts., 3/15/20[2]	515,000	544,613
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13	4,010,000	3,192,963
8% Sr. Sub. Nts., 4/1/12	8,541,000	6,533,865
11.50% Sr. Sec. Nts., 11/1/17[2]	9,635,000	8,671,500
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	5,515,000	5,887,263
Pinnacle Entertainment, Inc.:
8.625% Sr. Unsec. Nts., 8/1/17	935,000	996,944
8.75% Sr. Unsec. Sub. Nts., 5/15/20	3,340,000	3,306,600
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[2,4,6]	10,850,000	—
Snoqualmie Entertainment Authority, 9.125% Sr. Sec. Nts., 2/1/15[2]	1,125,000	995,625
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts., 2/1/14[4,6]	22,435,000	2,244
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16	8,280,000	8,901,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75% Sec. Nts., 8/15/20[2]	4,980,000	5,278,800

		130,471,203

Household Durables—0.4%
Beazer Homes USA, Inc.:
6.50% Sr. Unsec. Nts., 11/15/13	5,110,000	4,956,700
6.875% Sr. Unsec. Nts., 7/15/15	10,875,000	9,937,031
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13	2,965,000	2,635,144
8.875% Sr. Sub. Nts., 4/1/12	8,345,000	8,052,925
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Luxembourg SA, 8.50% Sr. Nts., 5/15/18[2]	8,695,000	8,542,838
Standard Pacific Corp., 8.375% Sr. Sec. Nts., 5/15/18	2,005,000	2,015,025

		36,139,663

Leisure Equipment & Products—0.5%
Colt Defense LLC/Colt Finance Corp., 8.75% Sr. Unsec. Nts., 11/15/17[2]	6,505,000	4,813,700
Eastman Kodak Co., 9.75% Sr. Sec. Nts., 3/1/18[2]	41,415,000	40,379,625

		45,193,325

Media—1.7%
AMC Entertainment, Inc.:
8% Sr. Unsec. Sub. Nts., 3/1/14	4,085,000	4,141,169
11% Sr. Unsec. Unsub. Nts., 2/1/16	7,700,000	8,258,250
38 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount		Value

Media Continued
American Media Operations, Inc.:
9% Sr. Unsec. Nts., 5/1/13[5,13]	$2,261		$2,306
9.17% Sr. Sub. Nts., 11/1/13[2,13]	21,831,214		14,326,734
Belo (A.H.) Corp.:
7.25% Sr. Unsec. Unsub. Bonds, 9/15/27	1,775,000		1,522,063
7.75% Sr. Unsec. Unsub. Debs., 6/1/27	11,245,000		9,979,938
CCO Holdings LLC/CCO Holdings Capital Corp.,
7.25% Sr. Unsec. Nts., 10/30/17[2]	5,600,000		5,705,000
Cengage Learning Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15[2]	16,970,000		16,948,788
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec. Nts., 11/15/17[2]	4,900,000		5,194,000
Clear Channel Communications, Inc.:
4.40% Sr. Unsec. Unsub. Nts., 5/15/11	920,000		900,450
10.75% Sr. Unsec. Unsub. Nts., 8/1/16	11,465,000		9,000,025
Entravison Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17[2]	2,370,000		2,429,250
Fisher Communications, Inc., 8.625% Sr. Unsec. Nts., 9/15/14	1,435,000		1,427,825
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15	18,991,000		19,062,216
Interactive Data Corp., 10.25% Sr. Nts., 8/1/18[5]	3,550,000		3,694,237
Media General, Inc., 11.75% Sr. Sec. Nts., 2/15/17	10,095,000		10,978,313
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14[4,6]	2,545,000		255
6.875% Sr. Unsec. Sub. Nts., 10/1/13[4,6]	8,690,000		869
Nexstar Broadcasting, Inc., 8.875% Sr. Sec. Nts., 4/15/17[2]	6,090,000		6,379,275
Radio One, Inc., 6.375% Sr. Unsec. Sub. Nts., 2/15/13[4]	1,340,000		1,133,975
Sinclair Television Group, Inc., 8.375% Sr. Nts., 10/15/18[5,9]	5,600,000		5,642,000
Umbrella Acquisition, Inc., 9.135% Sr. Unsec. Unsub. Nts., 3/15/15[2,13]	12,213,999		11,755,974
Visant Corp., 10% Sr. Sec. Nts., 10/1/17[2]	2,255,000		2,362,113
WMG Holdings Corp., 9.50% Sr. Unsec. Nts., 12/15/14	9,610,000		9,249,625

			150,094,650

Multiline Retail—0.2%
Bon-Ton Stores, Inc. (The), 10.25% Sr. Unsec. Unsub. Nts., 3/15/14	13,400,000		13,266,000
Specialty Retail—0.2%
Burlington Coat Factory Warehouse Corp., 11.125% Sr. Unsec. Nts., 4/15/14	12,257,000		12,869,850
Toys R Us, Inc., 7.375% Sr. Unsec. Unsub. Bonds, 10/15/18	5,045,000		4,843,200

			17,713,050

Consumer Staples—0.5%
Beverages—0.0%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts., 7/24/17[1]	6,380,000	BRR	3,704,699
39 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Food & Staples Retailing—0.0%
Real Time Data Co., 11% Nts., 5/31/09[4,5,6,13]	$8,836,185	$—
Food Products—0.5%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[2]	14,305,000	14,662,625
ASG Consolidated LLC, 13.65% Sr. Nts., 5/15/17[2,6,13]	14,960,000	13,613,600
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[2]	5,541,000	5,842,430
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[5]	9,465,000	10,080,225

		44,198,880

Personal Products—0.0%
NBTY, Inc., 9% Sr. Nts., 10/1/18[2,9]	1,125,000	1,186,875
Energy—5.7%
Energy Equipment & Services—0.5%
Gibson Energy ULC/GEP Midstream Finance Corp.,
10% Sr. Unsec. Nts., 1/15/18	2,040,000	2,019,600
Global Geophysical Services, Inc., 10.50% Sr. Unsec Nts., 5/1/17[2]	13,375,000	13,675,938
PHI, Inc., 8.625% Sr. Unsec. Nts., 10/15/18[2]	11,255,000	11,114,313
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17[2]	9,090,000	9,544,500
Vantage Drilling Co., 11.50% Sr. Sec. Nts., 8/1/15[2]	9,590,000	10,117,450

		46,471,801

Oil, Gas & Consumable Fuels—5.2%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[2]	5,500,000	5,788,750
Alon Refining Krotz Springs, Inc., 13.50% Sr. Sec. Nts., 10/15/14	8,860,000	8,671,725
Antero Resources Finance Corp., 9.375% Sr. Unsec. Nts., 12/1/17	10,095,000	10,776,413
Atlas Energy Resources LLC, 10.75% Sr. Unsec. Nts., 2/1/18	17,359,000	19,311,888
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts., 12/15/15	5,275,000	5,354,125
ATP Oil & Gas Corp., 11.875% Sr. Sec. Nts., 5/1/15[2]	22,720,000	19,709,600
Berry Petroleum Co., 8.25% Sr. Sub. Nts., 11/1/16	4,800,000	4,944,000
Bill Barrett Corp., 9.875% Sr. Nts., 7/15/16	8,700,000	9,548,250
Brigham Exploration Co., 8.75% Sr. Unsec. Nts., 10/1/18[2]	1,830,000	1,894,050
Chaparral Energy, Inc.:
8.875% Sr. Unsec. Nts., 2/1/17	9,805,000	9,584,388
9.875% Sr. Nts., 10/1/20[5]	10,135,000	10,337,700
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	2,365,000	2,509,856
Continental Resources, Inc., 7.125% Sr. Nts., 4/1/21[2,9]	1,690,000	1,766,050
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875% Sr. Unsec. Nts., 2/15/18	2,395,000	2,520,738
Empresa Nacional del Petroleo, 5.25% Unsec. Nts., 8/10/20[2]	3,025,000	3,114,110
Energy Transfer Equity LP, 7.50% Sr. Unsec. Nts., 10/15/20	2,820,000	2,982,150
40 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
Gaz Capital SA:
6.212% Sr. Unsec. Unsub. Nts., 11/22/16[2]	$7,230,000	$7,718,025
7.288% Sr. Sec. Nts., 8/16/37[2]	25,860,000	28,932,168
8.125% Nts., 7/31/14[2]	5,860,000	6,673,368
8.146% Sr. Sec. Nts., 4/11/18[2]	10,210,000	11,996,750
8.625% Sr. Sec. Nts., 4/28/34[2]	6,450,000	8,248,260
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[2]	15,060,000	18,825,000
Kazmunaigaz Finance Sub BV:
9.125% Nts., 7/2/18[2]	12,000,000	14,730,000
11.75% Sr. Unsec. Nts., 1/23/15[2]	33,670,000	42,760,900
KMG Finance Sub BV, 7% Sr. Unsec. Nts., 5/5/20[2]	4,100,000	4,540,750
Linn Energy LLC, 8.625% Sr. Unsec. Nts., 4/15/20[2]	18,670,000	19,883,550
Lukoil International Finance BV:
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22[2]	3,450,000	3,570,750
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[5]	2,250,000	2,463,750
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[2]	18,880,000	19,682,400
Nak Naftogaz Ukraine, 9.50% Unsec. Nts., 9/30/14	17,610,000	19,135,026
OPTI Canada, Inc., 9.75% Sr. Sec. Nts., 8/15/13[2]	5,920,000	6,038,400
Pan American Energy LLC, 7.875% Sr. Unsec. Nts., 5/7/21[2]	5,500,000	5,761,250
Pemex Project Funding Master Trust, 6.625% Sr. Unsec. Unsub. Nts., 6/15/38	11,540,000	12,482,633
Petrobras International Finance Co.:
5.75% Sr. Unsec. Unsub. Nts., 1/20/20	3,480,000	3,869,356
5.875% Sr. Unsec. Nts., 3/1/18	2,520,000	2,812,469
7.875% Sr. Unsec. Nts., 3/15/19	11,400,000	14,272,127
Petroleos de Venezuela SA, 5.25% Sr. Unsec. Unsub. Nts., 4/12/17	3,040,000	1,770,800
Petroleos Mexicanos:
5.50% Bonds, 1/21/21[2]	6,070,000	6,494,900
6% Sr. Unsec. Nts., 3/5/20[2]	2,750,000	3,052,500
8% Unsec. Unsub. Nts., 5/3/19	3,440,000	4,282,800
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[2]	8,790,000	10,811,700
Petroleum Export Ltd. Cayman SPV, 5.265% Sr. Nts., Cl. A3, 6/15/11[2]	8,750,917	8,736,032
PT Adaro Indonesia, 7.625% Nts., 10/22/19[2]	7,570,000	8,289,150
Quicksilver Resources, Inc., 11.75% Sr. Nts., 1/1/16	9,710,000	11,433,525
Range Resources Corp.:
7.50% Sr. Unsec. Unsub. Nts., 10/1/17	1,935,000	2,070,450
8% Sr. Unsec. Sub. Nts., 5/15/19	4,695,000	5,152,763
SandRidge Energy, Inc.:
8.75% Sr. Nts., 1/15/20[2]	9,535,000	9,487,325
9.875% Sr. Unsec. Nts., 5/15/16[2]	4,820,000	5,000,750
Tengizchevroil LLP, 6.124% Nts., 11/15/14[2]	13,153,069	13,975,135
Whiting Petroleum Corp., 6.50% Sr. Unsec. Sub. Nts., 10/1/18	2,240,000	2,287,712

		466,056,267
41 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Financials—4.3%
Capital Markets—0.6%
American General Finance, 6.90% Nts., Series J, 12/15/17	$10,100,000		$8,484,000
Banco de Credito del Peru, 9.75% Jr. Sub. Nts., 11/6/69[2]	3,000,000		3,600,000
Berry Plastics Holding Corp., 10.25% Sr. Unsec. Sub. Nts., 3/1/16	4,069,000		3,804,515
Credit Suisse First Boston International, Export-Import Bank of Ukraine, 7.65% Sr. Sec. Bonds, 9/7/11	2,900,000		2,947,125
FoxCo Acquisition Sub LLC, 13.375% Sr. Nts., 7/15/16[2]	310,000		320,850
Graham Packaging Co. LP, 8.50% Sr. Nts., 1/1/17[2]	1,265,000		1,290,300
Graham Packaging Co. LP/GPC Capital Corp., 8.25% Sr. Unsec. Nts., 10/1/18[2]	1,690,000		1,725,913
Nationstar Mortgage LLC/Nationstar Capital Corp., 10.875% Sr. Nts., 4/1/15[2]	22,655,000		19,086,838
Pinafore LLC/Pinafore, Inc., 9% Sr. Sec. Nts., 10/1/18[5]	11,245,000		11,779,138

			53,038,679

Commercial Banks—2.2%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15[2]	7,590,000		7,598,349
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[2]	6,020,000		6,080,200
Banco BMG SA:
9.15% Nts., 1/15/16[2]	18,050,000		19,874,855
9.95% Unsec. Unsub. Nts., 11/5/19[2]	4,270,000		4,857,125
Banco Cruzeiro do Sul SA, 8.875% Sub. Nts., 9/22/20[5]	3,000,000		3,146,250
Banco de Credito del Peru:
5.375% Sr. Nts., 9/16/20[5]	4,490,000		4,557,350
6.95% Sub. Nts., 11/7/21[1,2]	2,920,000		2,821,596
Banco do Brasil SA:
5.375% Unsec. Sub. Nts., 1/15/21[5,9]	5,400,000		5,406,750
8.50% Jr. Sub. Perpetual Bonds[2,14]	6,050,000		7,139,000
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20[2]	2,475,000		2,741,063
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16	7,907,000	EUR	11,343,140
4.50% Sr. Sec. Nts., 7/13/21	5,410,000	EUR	7,708,258
CIT Group, Inc., 7% Sr. Sec. Bonds, 5/1/17	20,945,000		20,604,644
HSBK Europe BV:
7.25% Unsec. Unsub. Nts., 5/3/17[2]	3,585,000		3,692,550
9.25% Sr. Nts., 10/16/13[2]	22,290,000		24,741,900
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15[2]	11,665,000		12,323,548
6.375% Bonds, 4/30/22[1,2]	11,895,000		11,986,770
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/04[2,4,6]	5,010,000		—
Salisbury International Investments Ltd., 4.671% Sec. Nts., Series 2006-003, Tranche E, 7/20/11[1,5]	5,200,000		4,884,360
42 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount		Value

Commercial Banks Continued
TransCapitalInvest Ltd. for OJSC AK Transneft, 8.70% Sec. Nts., 8/7/18[2]	$2,900,000		$3,574,940
UK SPV Credit Finance plc, 8% Sr. Sec. Nts., 2/6/12[2]	4,580,000		4,557,100
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub. Nts., 7/9/20[2]	13,905,000		15,242,661
VTB Capital SA:
6.465% Sr. Sec. Unsub. Nts., 3/4/15[2]	7,400,000		7,696,000
6.875% Sr. Sec. Nts., 5/29/18[2]	2,690,000		2,848,172

			195,426,581

Consumer Finance—0.2%
JSC Astana Finance, 9.16% Nts., 3/14/12[4,6]	27,100,000		3,501,320
SLM Corp., 8% Sr. Nts., 3/25/20	5,270,000		5,237,431
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15[2]	9,010,000		9,877,213

			18,615,964

Diversified Financial Services—0.7%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[2]	10,508,362		9,299,901
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17	1,630,000	EUR	2,328,620
Banco Invex SA, 28.62% Mtg.-Backed Certificates, Series 062U, 3/13/34[1,15]	17,962,375	MXN	5,127,584
BM&F BOVESPA SA, 5.50% Sr. Unsec. Nts., 7/16/20[2]	6,070,000		6,492,332
Cloverie plc, 4.541% Sec. Nts., Series 2005-93, 12/20/10[1]	6,900,000		6,598,470
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31	13,840,000		14,912,600
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds[14]	2,820,000		2,545,050
JPMorgan Hipotecaria su Casita:
7.555% Sec. Nts., 8/26/35[5]	20,232,960	MXN	1,462,640
27.067% Mtg.-Backed Certificates, Series 06U, 9/25/35[1]	8,894,488	MXN	1,496,670
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A, 6/15/97[2,16]	12,450,000		7,592,919
TNK-BP Finance SA, 7.25% Sr. Unsec. Unsub. Bonds, 2/2/20[2]	1,700,000		1,863,625
Universal City Development Partners Ltd., 8.875% Sr. Unsec. Nts., 11/15/15	6,260,000		6,486,925

			66,207,336

Insurance—0.1%
International Lease Finance Corp.:
5.875% Unsec. Unsub. Nts., 5/1/13	3,505,000		3,522,525
8.625% Sr. Nts., 9/15/15[2]	6,140,000		6,585,150
8.875% Sr. Unsec. Nts., 9/1/17	1,125,000		1,220,625

			11,328,300

Real Estate Management & Development—0.3%
Realogy Corp., 10.50% Sr. Unsec. Nts., 4/15/14	16,790,000		14,355,450
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[1,5]	8,465,000		8,507,325

			22,862,775
43 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Thrifts & Mortgage Finance—0.2%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16[2]	$2,715,000		$2,782,875
WM Covered Bond Program:
3.875% Sec. Nts., Series 1, 9/27/11	1,678,000	EUR	2,332,734
4% Sec. Mtg. Nts., Series 2, 9/27/16	10,420,000	EUR	14,799,642
4.375% Sec. Nts., 5/19/14	1,135,000	EUR	1,633,254

			21,548,505

Health Care—1.7%
Health Care Equipment & Supplies—0.4%
Accellent, Inc., 10.50% Sr. Unsec. Sub. Nts., 12/1/13	5,925,000		6,013,875
Alere, Inc., 8.625% Sr. Sub. Nts., 10/1/18[2]	3,940,000		4,008,950
Biomet, Inc.:
10.375% Sr. Unsec. Nts., 10/15/17[13]	7,605,000		8,479,575
11.625% Sr. Unsec. Sub. Nts., 10/15/17	8,731,000		9,767,806
Inverness Medical Innovations, Inc., 7.875% Sr. Unsec. Unsub. Nts., 2/1/16	3,160,000		3,246,900
Universal Hospital Services, Inc., 8.50% Sr. Sec. Nts., 6/1/15[13]	4,815,000		4,869,169

			36,386,275

Health Care Providers & Services—1.1%
Apria Healthcare Group, Inc.:
11.25% Sr. Sec. Nts., 11/1/14	2,830,000		3,127,150
12.375% Sr. Sec. Nts., 11/1/14	5,740,000		6,414,450
Capella Healthcare, Inc., 9.25% Sr. Unsec. Nts., 7/1/17[2]	1,475,000		1,581,938
Catalent Pharma Solutions, Inc., 10.224% Sr. Unsec. Nts., 4/15/15[13]	5,103,831		5,180,388
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18[2]	8,875,000		9,518,438
HCA, Inc., 6.375% Nts., 1/15/15	10,640,000		10,666,600
HEALTHSOUTH Corp.:
7.25% Sr. Unsec. Nts., 10/1/18[9]	5,640,000		5,766,900
7.75% Sr. Unsec. Nts., 9/15/22[9]	3,950,000		3,989,500
10.75% Sr. Unsec. Nts., 6/15/16	4,550,000		5,010,688
inVentiv Health, Inc., 10% Sr. Unsec. Nts., 8/15/18[2]	4,140,000		4,124,475
LifePoint Hospitals, Inc., 6.625% Sr. Unsec. Nts., 10/1/20[2]	1,120,000		1,145,200
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[2]	7,115,000		7,452,963
OnCure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17[2]	4,070,000		3,764,750
Radiation Therapy Services, Inc., 9.875% Sr. Sub. Nts., 4/15/17[2]	3,780,000		3,751,650
Select Medical Corp., 7.625% Sr. Unsec. Sub. Nts., 2/1/15	10,371,000		10,176,544
UHS Escrow Corp., 7% Sr. Nts., 10/1/18[5]	1,130,000		1,163,900
US Oncology Holdings, Inc., 6.737% Sr. Unsec. Nts., 3/15/12[1,13]	4,190,000		3,990,975
US Oncology, Inc., 9.125% Sr. Sec. Nts., 8/15/17	4,580,000		4,877,700
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	5,940,000		6,058,800

			97,763,009
44 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

Health Care Technology—0.0%
Merge Healthcare, Inc., 11.75% Sr. Sec. Nts., 5/1/15[2]	$2,345,000	$2,409,488

Pharmaceuticals—0.2%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14	6,075,000	6,636,938
Valeant Pharmaceuticals International:
6.75% Sr. Nts., 10/1/17[2]	565,000	577,713
7% Sr. Nts., 10/1/20[2]	565,000	579,125
Warner Chilcott Co. LLC, 7.75% Sr. Nts., 9/15/18[2]	12,615,000	13,024,988

		20,818,764

Industrials—3.4%
Aerospace & Defense—0.6%
BE Aerospace, Inc., 6.875% Sr. Nts., 1/1/20[9]	2,255,000	2,311,375
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17[2]	15,780,000	15,780,000
Hawker Beechcraft Acquisition Co. LLC, 8.50% Sr. Unsec. Nts., 4/1/15	16,745,000	12,998,306
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	4,735,000	5,042,775
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	14,065,000	15,190,200

		51,322,656

Airlines—0.3%
American Airlines, Inc., 10.50% Sr. Sec. Nts., 10/15/12[2]	2,830,000	3,070,550
Delta Air Lines, Inc., 12.25% Sr. Sec. Nts., 3/15/15[2]	17,060,000	18,936,600
United Air Lines, Inc., 12% Sr. Sec. 2nd Lien Nts., 11/1/13[2]	2,245,000	2,491,950

		24,499,100

Building Products—0.4%
AMH Holdings, Inc., 11.25% Sr. Unsec. Nts., 3/1/14	14,670,000	15,403,500
Goodman Global Group, Inc., 11.71% Sr. Unsec. Nts., 12/15/14[12]	9,155,000	5,904,975
Ply Gem Industries, Inc., 13.125% Sr. Unsec. Sub. Nts., 7/15/14	14,545,000	14,890,444

		36,198,919
Commercial Services & Supplies—0.3%
Affinion Group Holdings, Inc., 11.625% Sr. Nts., 11/15/15[5,9]	6,770,000	6,961,816
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05[4,6]	3,462,000	—
West Corp.:
8.625% Sr. Unsec. Nts., 10/1/18[5,9]	2,815,000	2,874,819
9.50% Sr. Unsec. Nts., 10/15/14	16,300,000	17,135,375

		26,972,010

Construction & Engineering—0.3%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[2]	15,572,662	18,064,288
45 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Construction & Engineering Continued
Odebrecht Finance Ltd.:
7% Sr. Unsec. Nts., 4/21/20[2]	$3,020,000		$3,246,500
9.625% Sr. Unsec. Nts., 4/9/14[5]	1,670,000		1,970,600

			23,281,388

Industrial Conglomerates—0.1%
Sequa Corp., 11.75% Sr. Unsec. Nts., 12/1/15[2]	9,440,000		10,006,400
Machinery—0.4%
ArvinMeritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18	12,065,000		13,422,313
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[2]	9,350,000		9,688,938
Mueller Water Products, Inc., 8.75% Sr. Unsec. Unsub. Nts., 9/1/20[2]	1,480,000		1,561,400
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	15,105,000		15,199,406

			39,872,057

Marine—0.1%
Marquette Transportation Co., 10.875% Sr. Sec. Nts., 1/15/17[2]	8,170,000		8,374,250
Navios Maritime Holdings, Inc., 8.875% Nts., 11/1/17[2]	2,435,000		2,581,100

			10,955,350

Professional Services—0.2%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[2]	11,398,000		11,355,258
FTI Consulting, Inc., 6.75% Sr. Nts., 10/1/20[2]	5,635,000		5,705,438
TransUnion LLC/TransUnion Financing Corp., 11.375% Sr. Unsec. Nts., 6/15/18[2]	2,355,000		2,690,588

			19,751,284

Road & Rail—0.5%
Avis Budget Car Rental LLC:
7.625% Sr. Unsec. Unsub. Nts., 5/15/14	4,495,000		4,584,900
9.625% Sr. Unsec. Unsub. Nts., 3/15/18	1,170,000		1,243,125
Hertz Corp., 7.50% Sr. Unsec. Nts., 10/15/18[2]	16,910,000		16,994,550
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[5,9]	3,000,000		3,114,375
Panama Canal Railway Co., 7% Sr. Sec. Nts., 11/1/26[2]	5,629,920		4,898,030
Transnet Ltd., 10.80% Sr. Unsec. Nts., 11/6/23	18,000,000	ZAR	2,896,992
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[2]	14,889,000		14,386,496

			48,118,468

Trading Companies & Distributors—0.2%
Ashtead Capital, Inc., 9% Nts., 8/15/16[5]	3,445,000		3,582,800
Ashtead Holdings plc, 8.625% Sr. Sec. Nts., 8/1/15[2]	2,780,000		2,877,300
RSC Equipment Rental, Inc., 10% Sr. Sec. Nts., 7/15/17[2]	1,525,000		1,704,188
46 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

Trading Companies & Distributors Continued
RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.50% Sr. Unsec. Nts., 12/1/14	$3,500,000	$3,644,375
United Rentals North America, Inc., 9.25% Sr. Unsec. Unsub. Nts., 12/15/19	3,305,000	3,594,188

		15,402,851

Information Technology—1.5%
Computers & Peripherals—0.1%
CDW LLC/CDW Finance Corp., 11% Sr. Unsec. Nts., 10/12/15[5]	4,970,000	4,970,000
Electronic Equipment & Instruments—0.3%
RBS Global, Inc./Rexnord Corp., 11.75% Sr. Unsec. Sub. Nts., 8/1/16	14,815,000	15,926,125
Sanmina-SCI Corp., 8.125% Sr. Sub. Nts., 3/1/16	8,535,000	8,791,050

		24,717,175

Internet Software & Services—0.2%
Bankrate, Inc., 11.75% Sr. Sec. Nts., 7/15/15[2]	5,910,000	6,353,250
Telcordia Technologies, Inc., 11% Sr. Sec. Nts., 5/1/18[2]	9,985,000	9,847,706

		16,200,956

IT Services—0.3%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	6,335,000	5,875,713
First Data Corp.:
8.875% Sr. Sec. Nts., 8/15/20[2]	8,875,000	9,252,188
9.875% Sr. Unsec. Nts., 9/24/15	21,160,000	17,404,100

		32,532,001

Semiconductors & Semiconductor Equipment—0.6%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20[2]	5,015,000	5,203,063
Amkor Technology, Inc., 7.375% Sr. Unsec. Nts., 5/1/18[2]	5,325,000	5,418,188
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18[2]	6,025,000	6,296,125
10.75% Sr. Unsec. Nts., 8/1/20[2]	16,865,000	16,991,488
NXP BV/NXP Funding LLC:
7.875% Sr. Sec. Nts., 10/15/14	6,090,000	6,333,600
9.50% Sr. Unsec. Unsub. Nts., 10/15/15	11,110,000	11,415,525
9.75% Sr. Sec. Nts., 8/1/18[2]	4,145,000	4,435,150

		56,093,139

Materials—3.3%
Chemicals—1.0%
Braskem Finance Ltd., 7.25% Sr. Unsec. Nts., 6/5/18[2]	11,215,000	12,140,238
Braskem SA, 7% Sr. Unsec. Nts., 5/7/20[2]	4,100,000	4,351,125
47 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Chemicals Continued
Celanese US Holdings LLC, 6.625% Sr. Unsec. Nts., 10/15/18[2]	$2,820,000	$2,890,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	19,965,000	19,665,525
Huntsman International LLC:
7.375% Sr. Unsub. Nts., 1/1/15	19,234,000	19,618,680
8.625% Sr. Sub. Nts., 3/15/21[2]	1,130,000	1,175,200
Momentive Performance Materials, Inc., 11.50% Sr. Unsec. Sub. Nts., 12/1/16	16,030,000	16,110,150
PolyOne Corp., 7.375% Sr. Unsec. Nts., 9/15/20	1,130,000	1,168,138
Rhodia SA, 6.875% Sr. Nts., 9/15/20[2]	7,305,000	7,487,625
Vertellus Specialties, Inc., 9.375% Sr. Sec. Nts., 10/1/15[2]	3,375,000	3,510,000

		88,117,181

Construction Materials—0.2%
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[2]	4,134,000	3,896,295
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16[2]	4,545,000	4,595,904
Rearden G Holdings Eins GmbH, 7.875% Sr. Unsec. Nts., 3/30/20[2]	3,640,000	3,913,000

		12,405,199

Containers & Packaging—0.3%
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts., 9/15/14	16,045,000	15,683,988
Cascades, Inc., 7.75% Sr. Unsec. Nts., 12/18/17	2,415,000	2,529,713
Jefferson Smurfit Corp. (Escrow):
7.50% Sr. Unsec. Unsub. Nts., 6/1/13[4,6]	3,045,000	125,606
8.25% Sr. Unsec. Nts., 10/1/12[4,6]	9,965,000	411,056
Smurfit-Stone Container Corp. (Escrow):
8% Sr. Unsec. Unsub. Nts., 3/15/17[4,6]	5,915,000	243,994
8.375% Sr. Nts., 7/1/12[4,6]	3,060,000	126,225
Solo Cup Co., 8.50% Sr. Sub. Nts., 2/15/14	11,690,000	10,111,850

		29,232,432

Metals & Mining—0.6%
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[2]	2,700,000	2,983,500
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15	11,605,000	8,442,638
Steel Capital SA for OAO Severstal, 9.75% Sec. Nts., 7/29/13[2]	13,810,000	15,301,480
Vedanta Resources plc, 9.50% Sr. Unsec. Nts., 7/18/18[2]	28,320,000	30,727,200

		57,454,818

Paper & Forest Products—1.2%
ABI Escrow Corp., 10.25% Sr. Sec. Nts., 10/15/18[2,9]	8,415,000	8,604,338
48 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

Paper & Forest Products Continued
Abitibi-Consolidated Co. of Canada:
6% Sr. Unsec. Unsub. Nts., 6/20/13[4,6]	$6,665,000	$883,113
7.75% Sr. Unsec. Bonds, 8/1/30[4,6]	6,255,000	828,788
8.375% Sr. Unsec. Sub. Nts., 4/1/15[4,6]	6,665,000	883,113
Abitibi-Consolidated, Inc., 8.85% Unsec. Bonds, 8/1/30[4,6]	3,335,000	433,550
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15[2,6,13]	11,837,874	10,091,788
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[2]	19,545,000	18,421,163
Bowater Pulp & Paper Canada, Inc., 10.60% Sr. Unsec. Nts., 1/15/11[4,6]	5,080,000	1,143,000
Bowater, Inc.:
6.50% Sr. Unsec. Nts., 6/15/13[4,6]	10,835,000	2,993,169
9% Sr. Unsec. Nts., 8/1/09[4,6]	2,780,000	771,450
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16[2]	13,504,000	11,039,520
Grupo Papelero Scribe SA, 8.875% Sr. Nts., 4/7/20[2]	4,545,000	4,431,375
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14	23,545,000	21,425,950
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[2]	2,105,000	2,115,525
Verso Paper Holdings LLC:
9.125% Sr. Sec. Nts., 8/1/14	8,070,000	8,130,525
11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	18,025,000	16,290,094

		108,486,461

Telecommunication Services—2.3%
Diversified Telecommunication Services—1.4%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19[2]	9,115,000	8,454,163
Broadview Networks Holdings, Inc., 11.375% Sr. Sec. Nts., 9/1/12	4,815,000	4,742,775
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17	4,585,000	4,653,775
8.75% Sr. Unsec. Sub. Nts., 3/15/18	7,505,000	7,354,900
Global Crossing Ltd., 12% Sr. Sec. Nts., 9/15/15	8,970,000	10,180,950
Intelsat Bermuda Ltd.:
11.25% Sr. Unsec. Nts., 2/4/17	9,320,000	10,030,650
11.50% Sr. Unsec. Nts., 2/4/17[13]	5,100,000	5,552,625
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20[2]	2,810,000	2,838,100
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	16,665,000	17,019,131
Level 3 Financing, Inc., 9.25% Sr. Unsec. Unsub. Nts., 11/1/14	17,794,000	16,815,330
PAETEC Holding Corp., 9.50% Sr. Unsec. Unsub. Nts., 7/15/15	19,915,000	20,412,875
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[2]	15,409,000	15,678,658
Windstream Corp., 8.125% Sr. Unsec. Unsub. Nts., 9/1/18[2]	4,845,000	5,038,800

		128,772,732
49 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Wireless Telecommunication Services—0.9%
America Movil SAB de CV:
6.125% Sr. Unsec. Unsub. Nts., 3/30/40	$6,060,000		$6,775,268
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	42,300,000	MXN	3,395,033
Cricket Communications, Inc., 9.375% Sr. Unsec. Nts., 11/1/14	19,380,000		20,155,200
MetroPCS Wireless, Inc., 7.875% Sr. Unsec. Nts., 9/1/18	20,045,000		20,746,575
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[2]	6,090,000		7,003,500
Teligent, Inc., 11.50% Sr. Nts., 12/1/08[4,6]	5,135,000		—
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18[2]	17,250,000		19,820,250

			77,895,826

Utilities—2.5%
Electric Utilities—1.5%
Centrais Eletricas Brasileiras SA, 6.875% Sr. Unsec. Unsub. Nts., 7/30/19[2]	5,600,000		6,636,000
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	14,520,000		10,563,300
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[2]	5,140,000		6,168,000
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	10,704,000		10,674,992
Eskom Holdings Ltd.:
9.25% Bonds, Series ES18, 4/20/18	38,000,000	ZAR	5,874,404
10% Nts., Series ES23, 1/25/23	116,000,000	ZAR	18,409,946
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19[2]	17,680,000		20,034,994
Majapahit Holding BV:
7.25% Nts., 10/17/11[2]	3,910,000		4,129,742
7.75% Nts., 10/17/16[2]	8,820,000		10,363,500
8% Sr. Unsec. Nts., 8/7/19[2]	4,000,000		4,860,000
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	421,000,000	PHP	9,692,162
Texas Competitive Electric Holdings Co. LLC:
10.25% Sr. Unsec. Nts., Series A, 11/1/15	38,285,000		25,268,100
10.25% Sr. Unsec. Nts., Series B, 11/1/15	6,290,000		4,151,400
TGI International Ltd., 9.50% Nts., 10/3/17[2]	5,268,000		6,005,520

			142,832,060

Energy Traders—1.0%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[2]	5,760,000		6,096,142
Dynegy Holdings, Inc., 8.375% Sr. Unsec. Nts., 5/1/16	11,945,000		9,376,825
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20[2]	11,295,000		11,268,366
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[2]	20,035,000		20,736,225
GenOn Escrow Corp.:
9.50% Sr. Unsec. Nts., 10/15/18[5,9]	5,635,000		5,451,863
9.875% Sr. Nts., 10/15/20[5,9]	5,630,000		5,418,875
Power Sector Assets & Liabilities Management Corp.:
7.25% Sr. Gtd. Unsec. Nts., 5/27/19[2]	4,920,000		5,977,800
7.39% Sr. Gtd. Unsec. Nts., 12/2/24[2]	4,370,000		5,396,950
50 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

Energy Traders Continued
PT Cikarang Listindo/Listindo Capital BV, 9.25% Sr. Nts., 1/29/15[2]	$4,240,000	$4,813,977
United Maritime Group LLC, 11.75% Sr. Sec. Nts., 6/15/15	13,913,000	14,017,348

		88,554,371

Total Corporate Bonds and Notes (Cost $2,651,494,481)		2,722,632,273

	Shares

Preferred Stocks—0.4%
Ally Financial, Inc., 7%, Non-Vtg.[2]	23,849	21,881,458
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.[6,13]	338,141	—
Citigroup Capital XIII, 7.875%[6]	45,141	1,151,998
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.[6]	44,000	—
Greektown Holdings LLC, Preferred[6,17]	109,250	11,580,500
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.[6,13]	5,816	—

Total Preferred Stocks (Cost $46,950,468)		34,613,956

Common Stocks—0.8%
American Media, Inc.[5,6]	10,986	1
Arco Capital Corp. Ltd.[5,6,17]	2,494,716	7,484,148
Charter Communications, Inc., Cl. A6	418,968	13,616,460
Dana Holding Corp.[6]	426,405	5,253,310
Global Aviation Holdings, Inc.[6]	32	32,000
Greektown Superholdings, Inc. [6,17]	8,267	731,630
Kaiser Aluminum Corp.	2,405	102,910
MHP SA, GDR[2,6]	243,656	3,691,388
Orbcomm, Inc.[6]	30,391	68,988
Premier Holdings Ltd.[6]	799,833	—
Smurfit-Stone Container Corp.[6]	1,063,015	19,527,586
Solutia, Inc.[6]	691,398	11,076,196
Sprint Nextel Corp.[6]	2,352,914	10,893,992
USA Mobility, Inc.	44	705
Visteon Corp.[6]	180,703	5,003,666

Total Common Stocks (Cost $109,118,488)		77,482,980

	Units

Rights, Warrants and Certificates—0.0%
ASG Consolidated LLC/American Seafoods Group Wts., Strike Price $0.01, 5/15/18[2,6]	15,975	1,757,250
Global Aero Logistics, Inc. Wts., Strike Price $10, Exp. 2/28/11[6]	4,020	40

Total Rights, Warrants and Certificates (Cost $838,092)		1,757,290
51 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Structured Securities—7.2%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30	37,140,000,000	IDR	$5,000,168
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30	49,300,000,000	IDR	6,637,271
Indonesia (Republic of) Total Return Linked Bonds, Series 22, 11%, 9/17/25	36,870,000,000	IDR	5,111,066
Indonesia (Republic of) Total Return Linked Nts., 10%, 9/18/24	13,030,000,000	IDR	1,700,017
Indonesia (Republic of) Total Return Linked Nts., 10%, 9/18/24	29,460,000,000	IDR	3,843,631
Indonesia (Republic of) Total Return Linked Nts., Series 50, 10.50%, 8/19/30	30,680,000,000	IDR	4,130,456
Indonesia (Republic of) Total Return Linked Nts., Series 51, 10.50%, 8/19/30	26,580,000,000	IDR	3,578,472
Indonesia (Republic of) Total Return Linked Nts., Series 51, 11%, 9/17/25	26,580,000,000	IDR	3,684,625
Citigroup Funding, Inc.:
Ghana (Republic of) Credit Linked Bonds, 14%, 3/9/11[1,5]	2,060,000	GHS	1,452,408
Ghana (Republic of) Credit Linked Bonds, Series 1, 13.95%, 12/15/10[1,5,9]	3,280,000	GHS	2,304,747
Indonesia (Republic of) Credit Linked Nts., 10%, 9/19/24	23,000,000,000	IDR	3,000,798
Indonesia (Republic of) Credit Linked Nts., Series 03, 10.50%, 8/19/30	24,990,000,000	IDR	3,364,410
Indonesia (Republic of) Credit Linked Nts., Series 23, 11%, 9/17/25	24,580,000,000	IDR	3,407,377
Indonesia (Republic of) Credit Linked Nts., Series 25, 11%, 9/17/25	46,020,000,000	IDR	6,379,475
Indonesia (Republic of) Credit Linked Nts., Series 52, 10.50%, 8/19/30	32,770,000,000	IDR	4,411,833
Indonesia (Republic of) Credit Linked Nts., Series 55, 10.50%, 8/19/30	46,020,000,000	IDR	6,195,684
Indonesia (Republic of) Total Return Linked Nts., 11%, 9/17/25	28,180,000,000	IDR	3,906,424
Indonesia (Republic of) Total Return Linked Nts., Series 53, 10.50%, 8/19/30	28,180,000,000	IDR	3,793,881
Instituto Costarricense De Eletricidad Total Return Linked Nts., 2.254%, 10/25/11[1]	7,495,000		7,495,000
Kenya (Republic of) Credit Linked Bonds, Series 5, 14%, 3/9/11[9]	4,265,000	GHS	3,007,049
Ukraine (Republic of) Credit Linked Nts., 5.50%, 9/1/15[1]	73,025,000	UAH	7,514,694
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18[5]	8,155,000,000	COP	5,538,049
Colombia (Republic of) Credit Linked Nts., 13.756%, 2/26/15[5,15]	5,870,000,000	COP	7,105,953
Colombia (Republic of) Credit Linked Nts., Series 01, 13.376%, 2/26/15[5,15]	2,175,000,000	COP	2,632,955
Colombia (Republic of) Credit Linked Nts., Series 02, 13.376%, 2/26/15[5,15]	3,317,000,000	COP	4,015,408
Colombia (Republic of) Total Return Linked Bonds, Series B, 9.25%, 5/15/14	11,585,000,000	COP	7,119,454
Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12[5]	182,600,000	DOP	5,167,334
Credit Suisse First Boston International:
Moitk Total Return Linked Nts., 3/30/11[6,20]	196,587,000	RUR	643
Pemex Project Funding Master Total Return Linked Nts., 1.725%, 5/12/11	50,000,000		50,117,677
Russian Oreniz Total Return Linked Nts., 9.24%, 2/24/121	392,355,000	RUR	11,287,432
Vietnam Shipping Industry Group Total Return Linked Nts., 10.50%, 1/19/17	55,679,000,000	VND	1,136,886
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 5/20/106,20	335,100,000	RUR	1,095
Credit Suisse Group AG, Russian Moscoblgaz Finance Total Return Linked Nts., 9.25%, 6/27/12	269,570,000	RUR	8,163,126
52 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount		Value

Structured Securities Continued
Credit Suisse International:
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[1]	85,510,000	RUR	$3,126,700
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[1]	79,950,000	RUR	2,923,397
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[1]	59,420,000	RUR	2,172,711
Deutsche Bank AG:
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de CV Credit Linked Nts., 9.09%, 1/5/11	7,763,365	MXN	589,877
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de CV Credit Linked Nts., 9.65%, 1/5/11	5,115,672	MXN	388,700
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.064%, 4/30/25[5,12]	6,871,626		4,518,324
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.103%, 4/30/25[5,12]	5,932,549		3,945,533
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.138%, 4/30/25[5,12]	5,302,950		3,514,627
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.191%, 4/30/25[5,12]	6,602,603		4,375,996
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.241%, 4/30/25[5,12]	7,535,870		4,994,536
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.269%, 4/30/25[5,12]	6,020,278		3,990,049
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.342%, 4/30/25[5,12]	5,658,804		3,750,476
Coriolanus Ltd. Sec. Credit Linked Nts., 10.343%, 12/31/17[5,15]	50,470,000	BRR	23,279,096
Coriolanus Ltd. Sec. Credit Linked Nts., Series 113, 9%, 4/26/11[1,5]	6,050,000		6,658,025
Indonesia (Republic of) Credit Linked Nts., 10.50%, 8/23/30	57,330,000,000	IDR	7,738,297
Indonesia (Republic of) Credit Linked Nts., 12.80%, 6/22/21	23,160,000,000	IDR	3,562,903
Indonesia (Republic of) Credit Linked Nts., Series 03, 11%, 9/17/25	35,580,000,000	IDR	4,932,241
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12[1]	88,460,000	RUR	3,234,857
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12[1]	74,280,000	RUR	2,716,314
Opic Reforma I Credit Linked Nts., Cl. 1A, 7.899%, 9/24/14[1,5]	38,400,000	MXN	3,062,273
Opic Reforma I Credit Linked Nts., Cl. 1B, 7.899%, 9/24/14[1,5]	7,680,000	MXN	612,455
Opic Reforma I Credit Linked Nts., Cl. 1C, 7.899%, 9/24/14[1,5]	12,800,000	MXN	1,020,758
Opic Reforma I Credit Linked Nts., Cl. 1D, 7.899%, 9/24/14[1,5]	6,400,000	MXN	510,379
Opic Reforma I Credit Linked Nts., Cl. 1E, 7.899%, 9/24/14[1,5]	8,960,000	MXN	714,530
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.41%, 5/22/15[1,5]	3,664,197	MXN	292,208
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.41%, 5/22/15[1,5]	6,410,601	MXN	511,224
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.41%, 5/22/15[1,5]	96,656,316	MXN	7,708,022
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.41%, 5/22/15[1,5]	7,044,180	MXN	561,750
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.41%, 5/22/15[1,5]	5,117,729	MXN	408,122
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.41%, 5/22/15[1,5]	3,268,436	MXN	260,647
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.41%, 5/22/15[1,5]	601,913	MXN	48,001
Ukraine (Republic of) 5.5 yr. Total Return Linked Nts., 4.05%, 3/1/11	6,160,000		5,539,873
Ukraine (Republic of) 6 yr. Total Return Linked Nts., 4.05%, 8/30/11	6,160,000		4,791,494
Ukraine (Republic of) 6.5 yr. Total Return Linked Nts., 4.05%, 2/29/12	6,160,000		4,380,376
Ukraine (Republic of) 7 yr. Total Return Linked Nts., 4.05%, 8/30/12	6,160,000		3,964,884
United Mexican States Credit Linked Nts., 9.52%, 1/5/11	5,093,531	MXN	387,017
Eirles Two Ltd. Sec. Nts.:
Series 324, 3.664%, 4/30/12[1,5]	15,000,000		12,978,000
Series 335, 2.114%, 4/30/12[1,5]	17,500,000		16,343,250
Goldman Sachs & Co., Turkey (Republic of) Credit Linked Nts., 14.798%, 3/29/17[2,12]	81,020,000	TRY	27,967,036
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.479%, 2/8/37[5,12]	245,971,200,000	COP	9,953,263
53 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Structured Securities Continued
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.805%, 12/20/17[1,5]	$24,000,000		$20,640,000
Series 2008-01, 9.878%, 8/2/10[4,5,6,12]	37,994,727	BRR	2,245,551
Series 2008-2A, 6.74%, 9/17/13[1,5]	39,067,500		39,391,760
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[5]	4,890,000,000	COP	3,408,166
Indonesia (Republic of) Credit Linked Bonds, Series 04, 11%, 9/17/25[2]	26,580,000,000	IDR	3,684,625
Indonesia (Republic of) Credit Linked Nts., Series 04, 10.50%, 8/19/30[2]	24,990,000,000	IDR	3,364,410
Indonesia (Republic of) Credit Linked Nts., Series 52, 10.50%, 8/19/30[2]	30,680,000,000	IDR	4,130,456
Indonesia (Republic of) Credit Linked Nts., Series 55, 11%, 9/17/25[2]	30,680,000,000	IDR	4,252,984
Indonesia (Republic of) Total Return Linked Nts., 10.50%, 8/19/30[2]	28,180,000,000	IDR	3,793,881
Indonesia (Republic of) Total Return Linked Nts., Series 53, 11%, 9/17/25[2]	28,180,000,000	IDR	3,906,424
JPMorgan Chase & Co. London Branch, Indonesia (Republic of) Credit Linked Nts., 12.80%, 6/17/21	68,130,000,000	IDR	10,414,226
JPMorgan Chase Bank NA:
Export-Import Bank Total Return Linked Bonds, 6.55%, 3/13/13	799,000,000	INR	17,027,315
Indonesia (Republic of) Credit Linked Nts., Series 2, 10.50%, 8/19/30[2]	57,330,000,000	IDR	7,718,352
Indonesia (Republic of) Credit Linked Nts., Series 2, 11%, 9/17/25[2]	22,150,000,000	IDR	3,070,521
Indonesia (Republic of) Credit Linked Nts., Series 3, 11%, 9/17/25[2]	44,300,000,000	IDR	6,141,042
Indonesia (Republic of) Credit Linked Nts., Series 5, 10.50%, 8/19/30[2]	54,415,000,000	IDR	7,325,905
Russian Federation Credit Linked Bonds, 10%, 9/30/11[1,2]	244,200,000	RUR	8,463,076
Lehman Brothers Treasury Co. BV, Microvest Capital Management LLC Credit Linked Nts., 7.55%, 5/24/12[5]	9,637,197		7,156,582
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[5]	7,928,000,000	COP	4,418,258
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17[2]	15,932,000	PEN	4,732,738
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	257,935,070	RUR	4,152,154
Morgan Stanley & Co. International Ltd./Red Arrow International Leasing plc Total Return Linked Nts., Series A, 8.375%, 7/10/12	54,445,588	RUR	1,845,229
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 12.561%, 1/5/22[2,12]	113,353,000	BRR	9,544,162
Ukraine (Republic of) Credit Linked Nts., 2.256%, 10/15/17[1,5]	9,480,000		7,868,400
Ukraine (Republic of) Credit Linked Nts., Series 2, 3.126%, 10/15/17[1,5]	5,400,000		4,482,000
United Mexican States Credit Linked Nts., 5.64%, 11/20/15[5]	300,000		270,360
WTI Trading Ltd. Total Return Linked Nts., Series A, 15%, 3/8/12	23,426,370		23,370,146
WTI Trading Ltd. Total Return Linked Nts., Series C, 15%, 3/8/12	35,053,211		34,962,073
Standard Bank Group Ltd.:
Ghana (Republic of) Credit Linked Bonds, 10.915%, 3/23/11[5,12]	6,460,000	GHS	4,306,159
Ghana (Republic of) Credit Linked Bonds, 12.684%, 11/24/10[5,12]	5,140,000	GHS	3,546,780
Ghana (Republic of) Credit Linked Bonds, Series 02, 12.606%, 1/5/11[5,12]	2,600,000	GHS	1,767,453
Standard Charter Bank, Kenya (Republic of) Credit Linked Bonds, 14%, 3/9/11[1,5,9]	2,850,000	GHS	2,015,517
54 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount		Value

Structured Securities Continued
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11[5]	4,821,752	GHS	$3,442,900

Total Structured Securities (Cost $696,357,197)			651,493,324

Event-Linked Bonds—1.3%
Akibare Ltd. Catastrophe Linked Nts., Cl. A, 3.289%, 5/22/12[1,2]	5,516,000		5,530,342
Atlas V Capital Ltd. Catastrophe Linked Nts., Series 2, 12.033%, 2/24/12[1,2]	2,356,000		2,519,506
Blue Fin Ltd. Catastrophe Linked Nts., 9.25%, 5/28/13[1,2]	1,608,000		1,616,844
Caelus Re II Ltd. Catastrophe Linked Nts., 6.50%, 5/24/13[1,2]	2,153,000		2,187,965
East Lane Re II Ltd. Catastrophe Linked Nts., 15.033%, 4/7/11[1,2]	5,761,000		5,856,921
East Lane Re III Ltd. Catastrophe Linked Nts., 10.783%, 3/16/12[1,2]	8,620,000		9,135,476
Fhu-Jin Ltd. Catastrophe Linked Nts., Cl. B, 4.354%, 8/10/11[1,2]	7,627,000		7,751,320
Foundation Re III Ltd. Catastrophe Linked Nts., Series 1-A, 5.75%, 2/3/14[1,2]	2,343,000		2,350,263
Lodestone Re Ltd. Catastrophe Linked Nts., Series CLA, 6.395%, 5/17/13[1,2]	2,398,000		2,394,883
Longpoint Re Ltd. Catastrophe Linked Nts.:
5.40%, 12/18/13[1,2]	4,069,000		4,082,428
5.40%, 12/24/12[1,2]	3,415,000		3,429,343
Merna Reinsurance II Ltd. Catastrophe Linked Nts., 3.65%, 4/8/13[1,2]	3,955,000		3,998,901
Midori Ltd. Catastrophe Linked Nts., 3.276%, 10/24/12[1,2]	6,696,000		6,668,546
Multicat Mexico 2009 Ltd. Catastrophe Linked Nts.:
10.25%, 10/19/12[1,2]	1,279,000		1,338,474
11.50%, 10/19/12[1,2]	3,826,000		4,065,890
Muteki Ltd. Catastrophe Linked Nts., 4.776%, 5/24/11[1,2]	5,750,000		5,745,400
Redwood Capital XI Ltd. Catastrophe Linked Nts., 6.25%, 1/10/11[1,2]	2,854,000		2,867,870
Residential Reinsurance 2007 Ltd. Catastrophe Linked Nts., Series CL2, 11.797%, 6/6/11[1,2]	7,265,000		7,569,404
Residential Reinsurance Ltd. Catastrophe Linked Nts.:
6.725%, 6/6/13[1,2]	3,434,000		3,514,768
9.025%, 6/6/13[1,2]	2,036,000		2,096,164
13.125%, 6/6/13[1,2]	2,036,000		2,110,049
13.125%, 6/6/13[1,2]	3,434,000		3,550,413
Successor X Ltd. Catastrophe Linked Nts.:
14.017%, 12/9/10[2,12]	1,463,000		1,412,380
24.096%, 12/9/10[2,12]	2,012,000		1,891,481
16.75%, 4/4/13[1,2]	3,612,000		3,231,295
Vega Capital Ltd. Catastrophe Linked Nts., Series D, 0%, 6/24/11[2,12]	12,045,000		21,816,506

Total Event-Linked Bonds (Cost $108,033,499)			118,732,832
55 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Expiration	Strike
	Date	Price		Contracts	Value

Options Purchased—0.3%
South Korean Won (KRW) Put[6]	11/29/10	12.250	JPY	550,000,000	$7,585
South Korean Won (KRW) Put[6]	11/29/10	12.440	JPY	550,000,000	13,472
South Korean Won (KRW) Put[6]	11/29/10	12.200	JPY	586,000,000	6,367
South Korean Won (KRW) Put[6]	11/29/10	11.955	JPY	586,000,000	3,201
South Korean Won (KRW) Put[6]	11/29/10	12.050	JPY	586,000,000	3,931
U.S. Treasury Long Bonds Futures, 20 yr., 12/21/10 Call[6]	11/26/10	136.000		8,503	15,809,628
U.S. Treasury Nts. Futures, 10 yr., 12/21/10 Call[6]	11/26/10	126.000		4,436	6,168,702
U.S. Treasury Nts. Futures, 10 yr., 12/21/10 Call[6]	11/26/10	126.500		4,436	5,128,903

Total Options Purchased (Cost $29,445,507)					27,141,789

	Shares

Investment Companies—18.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.24%[17,18]	415,669,338	415,669,338
Oppenheimer Master Event-Linked Bond Fund, LLC[17]	3,292,391	36,322,646
Oppenheimer Master Loan Fund, LLC[17]	105,623,787	1,177,058,419

Total Investment Companies (Cost $1,618,679,381)		1,629,050,403

Total Investments, at Value (Cost $9,209,391,186)	102.8%	9,310,072,472
Liabilities in Excess of Other Assets	(2.8)	(254,452,762)

Net Assets	100.0%	$9,055,619,710

Footnotes to Statement of Investments
Principal amount and strike price in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar

BRR	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

DKK	Danish Krone

DOP	Dominican Republic Peso

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound Sterling

GHS	Ghana Cedi

HUF	Hungarian Forint

IDR	Indonesia Rupiah

ILS	Israeli Shekel

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Nuevo Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PEN	Peruvian New Sol

PHP	Philippines Peso

PLZ	Polish Zloty

RUR	Russian Ruble

SEK	Swedish Krona

TRY	New Turkish Lira

UAH	Ukraine Hryvnia

VND	Vietnam Dong

ZAR	South African Rand

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,045,881,086 or 22.59% of the Fund’s net assets as of September 30, 2010.
56 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

3.	All or a portion of the security position was acquired, and has been pledged as collateral, in connection with the Fund’s participation in the Term Asset-Backed Securities Loan Facility program (the “TALF Program”) operated by the Federal Reserve Bank of New York. In the aggregate, the period end value of assets purchased in connection with the TALF Program constitute 2.92% of the Fund’s net assets, all of which are asset-backed securities. See Note 1 of the accompanying Notes.

4.	Issue is in default. See Note 1 of the accompanying Notes.

5.	Restricted security. The aggregate value of restricted securities as of September 30, 2010 was $410,488,102, which represents 4.53% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Affinion Group Holdings, Inc., 11.625% Sr. Nts., 11/15/15	9/30/10	$6,671,835	$6,961,816	$289,981
American Media, Inc.	2/2/09	243,381	1	(243,380)
American Media Operations, Inc., 9% Sr. Unsec. Nts., 5/1/13	1/29/09-4/30/10	2,157	2,306	149
Arco Capital Corp. Ltd.	2/27/07	37,420,740	7,484,148	(29,936,592)
Ashtead Capital, Inc., 9% Nts., 8/15/16	8/01/06-4/20/10	3,468,413	3,582,800	114,387
Banco Cruzeiro do Sul SA, 8.875% Sub. Nts., 9/22/20	9/15/10	2,975,610	3,146,250	170,640
Banco de Credito del Peru, 5.375% Sr. Nts., 9/16/20	9/9/10	4,479,359	4,557,350	77,991
Banco do Brasil SA, 5.375% Unsec. Sub. Nts., 1/15/21	9/28/10	5,363,064	5,406,750	43,686
CDW LLC/CDW Finance Corp., 11% Sr. Unsec. Nts., 10/12/15	9/30/10	5,032,125	4,970,000	(62,125)
Chaparral Energy, Inc., 9.875% Sr. Nts., 10/1/20	9/13/10-9/16/10	10,014,783	10,337,700	322,917
Citigroup Funding, Inc., Ghana (Republic of) Credit Linked Bonds, 14%, 3/9/11	8/5/10	1,448,887	1,452,408	3,521
Citigroup Funding, Inc., Ghana (Republic of) Credit Linked Bonds, Series 1, 13.95%, 12/15/10	2/11/10	2,287,801	2,304,747	16,946
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18	12/9/08	3,440,058	5,538,049	2,097,991
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., 13.756%, 2/26/15	7/18/08	5,195,445	7,105,953	1,910,508
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 01, 13.376%, 2/26/15	7/31/08	1,946,453	2,632,955	686,502
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 02, 13.376% 2/26/15	8/8/08	2,993,706	4,015,408	1,021,702
Citigroup Global Markets Holdings, Inc., Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12	3/7/07	5,482,278	5,167,334	(314,944)
Deutsche Alt-A Securities, Inc., Mtg. Pass-Through Certificates, Series 2007-RS1, Cl. A2, 0.756%, 1/27/37	5/29/08	2,792,509	1,059,218	(1,733,291)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.064%, 4/30/25	7/16/10	4,416,283	4,518,324	102,041
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.103%, 4/30/25	5/18/10	3,797,458	3,945,533	148,075
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.138%, 4/30/25	3/30/10	3,381,216	3,514,627	133,411
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.191%, 4/30/25	12/17/09	4,187,295	4,375,996	188,701
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.241%, 4/30/25	9/25/09	4,755,471	4,994,536	239,065
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.269%, 4/30/25	8/18/09	3,789,079	3,990,049	200,970
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.342%, 4/30/25	4/16/09	3,537,914	3,750,476	212,562
57 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 10.343%, 12/31/17	9/19/07	$21,277,369	$23,279,096	$2,001,727
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., Series 113, 9%, 4/26/11	12/8/08	6,024,887	6,658,025	633,138
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1A, 7.899%, 9/24/14	12/28/07	3,529,276	3,062,273	(467,003)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1B, 7.899%, 9/24/14	6/13/08	740,364	612,455	(127,909)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1C, 7.899%, 9/24/14	8/13/08	1,259,502	1,020,758	(238,744)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1D, 7.899%, 9/24/14	8/7/09	491,201	510,379	19,178
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1E, 7.899%, 9/24/14	9/10/09	669,726	714,530	44,804
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 8.41%, 5/22/15	5/22/08	353,295	292,208	(61,087)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 8.41%, 5/22/15	6/13/08	617,992	511,224	(106,768)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 8.41%, 5/22/15	6/19/08	9,377,660	7,708,022	(1,669,638)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 8.41%, 5/22/15	7/9/08	682,820	561,750	(121,070)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 8.41%, 5/22/15	7/16/08	496,911	408,122	(88,789)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 8.41%, 5/22/15	8/11/08	321,793	260,647	(61,146)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 8.41%, 5/22/15	8/25/08	59,373	48,001	(11,372)
DLJ Ltd., Collateralized Bond Obligations, Series 1A, Cl. C2, 11.96%, 4/15/11	4/9/99	15,000,000	150	(14,999,850)
DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series 1997-CF2, Cl. B30C, 5.993%, 10/15/30	6/27/01	24,074,253	6,062,327	(18,011,926)
Eirles Two Ltd. Sec. Nts., Series 324, 3.664%, 4/30/12	4/17/07	15,015,576	12,978,000	(2,037,576)
Eirles Two Ltd. Sec. Nts., Series 335, 2.114%, 4/30/12	9/17/07	17,280,827	16,343,250	(937,577)
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 8/15/25	8/17/00	2,730,094	—	(2,730,094)
GE Equipment Midticket LLC, Asset-Backed Certificates, Series 2010-1, Cl. A2, 0.61%, 1/14/13	9/22/10	3,154,931	3,155,000	69
GenOn Escrow Corp., 9.50% Sr. Unsec. Nts., 10/15/18	9/20/10	5,557,406	5,451,863	(105,543)
GenOn Escrow Corp., 9.875% Sr. Nts., 10/15/20	9/20/10-9/23/10	5,480,304	5,418,875	(61,429)
Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized Bond Obligations, Series 1A, Cl. D, 6/13/11	6/8/99	3,846,847	—	(3,846,847)
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.479%, 2/8/37	1/18/07	19,341,840	9,953,263	(9,388,577)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.805%, 12/20/17	12/31/07-10/23/09	22,790,908	20,640,000	(2,150,908)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.878%, 8/2/10	4/18/08	19,017,779	2,245,551	(16,772,228)
Hallertau SPC Credit Linked Nts., Series 2008-2A, 6.74%, 9/17/13	10/23/08	39,458,681	39,391,760	(66,921)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. B, 2.294%, 8/15/22	11/6/07	18,522,486	10,710,000	(7,812,486)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. C, 3.594%, 8/15/22	6/8/07	17,780,000	8,356,600	(9,423,400)
58 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. D, 5.594%, 8/15/22	6/8/07	$17,780,000	$8,001,000	$(9,779,000)
Interactive Data Corp., 10.25% Sr. Nts., 8/1/18	7/20/10	3,550,000	3,694,237	144,237
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	5,544,813	5,588,610	43,797
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	3,423,059	3,408,166	(14,893)
JPMorgan Hipotecaria su Casita, 7.555% Sec. Nts., 8/26/35	3/21/07	1,834,690	1,462,640	(372,050)
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20	9/29/10	3,000,000	3,114,375	114,375
Lehman Brothers Treasury Co. BV, Microvest Capital Management LLC Credit Linked Nts., 7.55%, 5/24/12	6/20/07	9,691,226	7,156,582	(2,534,644)
Lukoil International Finance BV, 7.25% Sr. Unsec. Unsub. Nts., 11/5/19	8/20/10	2,469,299	2,463,750	(5,549)
Madison Avenue CDO Ltd., Collateralized Debt Obligations, Series 2A, Cl. C1, 5.25%, 3/24/14	2/23/01	3,151,972	84,954	(3,067,018)
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16	10/20/06	3,387,746	4,418,258	1,030,512
Morgan Stanley Capital Services, Inc., Ukraine (Republic of) Credit Linked Nts., 2.256%, 10/15/17	11/2/07	9,480,000	7,868,400	(1,611,600)
Morgan Stanley Capital Services, Inc., Ukraine (Republic of) Credit Linked Nts., Series 2, 3.126%, 10/15/17	2/4/08	5,400,000	4,482,000	(918,000)
Morgan Stanley Capital Services, Inc., United Mexican States Credit Linked Nts., 5.64%, 11/20/15	11/3/05	300,000	270,360	(29,640)
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 1/25/29	2/24/99-3/4/99	4,377,854	190,193	(4,187,661)
Odebrecht Finance Ltd., 9.625% Sr. Unsec. Nts., 4/9/14	4/2/09	1,651,791	1,970,600	318,809
Pinafore LLC/Pinafore, Inc., 9% Sr. Sec. Nts., 10/1/18	9/21/10-9/22/10	11,526,559	11,779,138	252,579
Real Time Data Co., 11% Nts., 5/31/09	6/30/99-5/31/01	6,781,954	—	(6,781,954)
Salisbury International Investments Ltd., 4.671% Sec. Nts., Series 2006-003, Tranche E, 7/20/11	7/12/06	5,200,000	4,884,360	(315,640)
Sinclair Television Group, Inc., 8.375% Sr. Nts., 10/15/18	9/21/10-9/22/10	5,552,876	5,642,000	89,124
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15	4/28/10-9/23/10	9,586,536	10,080,225	493,689
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts., 6.25%, 10/4/20	9/27/10-9/28/10	5,105,000	5,134,538	29,538
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, 10.915%, 3/23/11	9/22/10	4,298,958	4,306,159	7,201
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, 12.684%, 11/24/10	5/27/10	3,529,802	3,546,780	16,978
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, Series 02, 12.606%, 1/5/11	7/6/10	1,737,115	1,767,453	30,338
Standard Charter Bank, Kenya (Republic of) Credit Linked Bonds, 14%, 3/9/11	9/23/10	2,021,789	2,015,517	(6,272)
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11	12/22/06	5,260,120	3,442,900	(1,817,220)
UHS Escrow Corp., 7% Sr. Nts., 10/1/18	9/15/10	1,130,000	1,163,900	33,900
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13	1/14/10-9/30/10	8,623,719	8,507,325	(116,394)
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	9/30/10	2,815,000	2,874,819	59,819

		$552,289,299	$410,488,102	$(141,801,197)

59 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

6.	Non-income producing security.

7.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $49,455,957 or 0.55% of the Fund’s net assets as of September 30, 2010.

8.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9.	When-issued security or delayed delivery to be delivered and settled after September 30, 2010. See Note 1 of the accompanying Notes.

10.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $40,335,948. See Note 5 of the accompanying Notes.

11.	All or a portion of the security position is held in collateral accounts to cover the Fund’s obligations under certain derivative contracts. The aggregate market value of such securities is $3,476,114. See Note 5 of the accompanying Notes.

12.	Zero coupon bond reflects effective yield on the date of purchase.

13.	Interest or dividend is paid-in-kind, when applicable.

14.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

15.	Denotes an inflation-indexed security: coupon and principal are indexed to a consumer price index.

16.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

17.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross		Gross	Shares
	September 30, 2009	Additions		Reductions	September 30, 2010

Arco Capital Corp. Ltd.	2,383,674	111,042		—	2,494,716
Greektown Holdings LLC, Preferred Stock	—	109,250		—	109,250
Greektown Superholdings, Inc.	—	8,267	[a]	—	8,267
OFI Liquid Assets Fund, LLC	23,441,250	168,447,768		191,889,018	—
Oppenheimer Institutional Money Market Fund, Cl. E	218,406,057	3,988,497,791		3,791,234,510	415,669,338
Oppenheimer Master Event-Linked Bond Fund, LLC	3,242,904	300,830		251,343	3,292,391
Oppenheimer Master Loan Fund, LLC	65,013,938	47,556,735	[a]	6,946,886	105,623,787

				Realized
	Value	Income		Gain

Arco Capital Corp. Ltd.	$7,484,148	$—		$—
Greektown Holdings LLC, Preferred Stock	11,580,500	—		—
Greektown Superholdings, Inc.	731,630	—		—
OFI Liquid Assets Fund, LLC	—	122,994	[b]	—
Oppenheimer Institutional Money Market Fund, Cl. E	415,669,338	582,034		—
Oppenheimer Master Event-Linked Bond Fund, LLC	36,322,646	2,935,162	[c]	349,109	C
Oppenheimer Master Loan Fund, LLC	1,177,058,419	87,771,443	[d]	7,565,725	[d]

	$1,648,846,681	$91,411,633		$7,914,834

a.	All or a portion is the result of a corporate action.

b.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

c.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

d.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

18.	Rate shown is the 7-day yield as of September 30, 2010.

19.	This Senior Loan will settle after September 30, 2010, at which time the interest rate will be determined.

20.	The reference asset underlying the structured security is in default. See Note 1 of the accompanying Notes.
60 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$353,135,614	$27,067,631	$380,203,245
Mortgage-Backed Obligations	—	1,230,437,640	—	1,230,437,640
U.S. Government Obligations	—	286,482,366	—	286,482,366
Foreign Government Obligations	—	2,107,675,464	11,895,689	2,119,571,153
Loan Participations	—	30,473,221	—	30,473,221
Corporate Bonds and Notes	—	2,722,631,149	1,124	2,722,632,273
Preferred Stocks	—	23,033,456	11,580,500	34,613,956
Common Stocks	64,231,535	7,484,148	5,767,297	77,482,980
Rights, Warrants and Certificates	—	1,757,250	40	1,757,290
Structured Securities	—	644,335,004	7,158,320	651,493,324
Event-Linked Bonds	—	118,732,832	—	118,732,832
Options Purchased	27,107,233	34,556	—	27,141,789
Investment Companies	1,629,050,403	—	—	1,629,050,403

Total Investments, at Value	1,720,389,171	7,526,212,700	63,470,601	9,310,072,472
Other Financial Instruments:
Appreciated swaps, at value	—	25,765,850	—	25,765,850
Depreciated swaps, at value	—	1,142,846	—	1,142,846
Futures margins	1,583,807	—	—	1,583,807
Unfunded purchase agreements	—	66,760	—	66,760
Foreign currency exchange contracts	—	27,658,399	—	27,658,399

Total Assets	$1,721,972,978	$7,580,846,555	$63,470,601	$9,366,290,134

Liabilities Table
Other Financial Instruments:
Appreciated swaps, at value	$—	$(1,306,563)	$—	$(1,306,563)
Depreciated swaps, at value	—	(16,502,959)	—	(16,502,959)
Appreciated options written, at value	—	(59,312)	—	(59,312)
Futures margins	(1,693,991)	—	—	(1,693,991)
Foreign currency exchange contracts	—	(23,480,839)	—	(23,480,839)
TALF loans, at value	—	—	(553,713,724)	(553,713,724)

Total Liabilities	$(1,693,991)	$(41,349,673)	$(553,713,724)	$(596,757,388)

Currency contracts, forwards and unfunded purchase agreements, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
61 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

			Change in	Accretion/
			Unrealized	(Amortization)
	Value as of	Realized Gain	Appreciation/	of Premium/
	September 30, 2009	(Loss)	Depreciation	Discount[1]

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$—	$3,149,276	$124,436
Foreign Government Obligations	10,905,200	—	507,402	483,087
Corporate Bonds and Notes	2,219,306	148,030	(501,759)	—
Preferred Stocks	—	—	655,500	—
Common Stocks	32,791	5,096,874	(4,365,353)	—
Rights, Warrants and Certificates	40	—	—	—
Structured Securities	22,704,591	—	(3,986,021)	65,277

Total Assets	$35,861,928	$5,244,904	$(4,540,955)	$672,800

Liabilities Table
Other Financial Instruments:
TALF loans, at value	$—	$—	$(82,115)	$—

Total Liabilities	$—	$—	$(82,115)	$—

	Net	Transfers in	Value as of
	Purchases	and/or out of	September 30,
	(Sales)	Level 3	2010

Assets Table Continued
Investments, at Value:
Asset-Backed Securities	$2,583,919	$21,210,000	$27,067,631
Foreign Government Obligations	—	—	11,895,689
Corporate Bonds and Notes	326,955	(2,191,408)	1,124
Preferred Stocks	10,925,000	—	11,580,500
Common Stocks	5,002,875	110	5,767,297
Rights, Warrants and Certificates	—	—	40
Structured Securities	(11,629,219)	1,692	7,158,320

Total Assets	$7,211,530	$19,020,394	$63,470,601

Liabilities Table
Other Financial Instruments:
TALF loans, at value	$(117,389,082)	$(436,242,527)	$(553,713,724)

Total Liabilities	$(117,389,082)	$(436,242,527)	$(553,713,724)

1.	Included in net investment income.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$5,518,060,854	59.3%
Brazil	477,718,704	5.1
Mexico	318,103,422	3.4
Japan	261,385,007	2.8
62 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Geographic Holdings Continued	Value	Percent

Indonesia	$244,834,417	2.6%
Russia	228,392,408	2.4
Turkey	212,809,353	2.3
South Africa	183,366,611	2.0
Ukraine	155,735,657	1.7
Colombia	126,109,711	1.4
Poland	125,918,922	1.4
Korea, Republic of South	118,146,543	1.3
Kazakhstan	111,056,930	1.2
Supranational	103,414,480	1.1
Egypt	84,407,978	0.9
Israel	81,970,556	0.9
Argentina	74,974,078	0.8
Peru	74,761,202	0.8
India	72,064,833	0.8
Venezuela	70,232,564	0.8
Canada	65,466,975	0.7
Philippines	64,614,600	0.7
United Kingdom	54,005,026	0.6
Italy	43,006,274	0.5
Uruguay	36,653,175	0.4
Spain	35,813,507	0.4
Ghana	32,049,263	0.3
The Netherlands	30,062,390	0.3
Germany	28,941,869	0.3
Panama	26,242,005	0.3
Hungary	23,228,720	0.2
Bermuda	22,606,483	0.2
Greece	21,915,135	0.2
Australia	21,522,336	0.2
Dominican Republic	20,011,585	0.2
Ireland	18,903,889	0.2
New Zealand	17,578,978	0.2
Malaysia	13,306,361	0.1
Trinidad & Tobago	10,811,700	0.1
France	9,850,505	0.1
Chile	9,210,252	0.1
Costa Rica	7,495,000	0.1
Austria	7,324,752	0.1
Qatar	6,641,050	0.1
Belgium	5,680,987	0.1
Luxembourg	5,552,625	0.1
China	5,375,175	0.1
Sri Lanka	5,134,538	0.1
Portugal	3,767,560	—
Denmark	3,718,752	—
Sweden	2,676,598	—
Belize	2,633,750	—
Finland	2,281,445	—
Norway	1,388,096	—
Vietnam	1,136,886	—

Total	$9,310,072,472	100.0%

63 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts as of September 30, 2010 are as follows:

		Contract
Counterparty/	Buy/	Amount		Expiration		Unrealized	Unrealized
Contract Description	Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Banc of America:
Argentine Peso (ARP)	Buy	97,360	ARP	11/15/10-3/29/11	$24,076,096	$—	$36,590
Chilean Peso (CLP)	Buy	4,597,000	CLP	10/4/10	9,503,369	309,369	—
Chinese Renminbi
(Yuan) (CNY)	Buy	169,500	CNY	6/7/11	25,499,284	458,657	—
Euro (EUR)	Sell	10,165	EUR	10/6/10	13,856,854	—	1,015,058
Hong Kong Dollar (HKD)	Sell	134,500	HKD	11/3/10	17,337,792	—	34,305
New Taiwan Dollar (TWD)	Sell	535,000	TWD	11/15/10	17,135,336	—	279,633
New Zealand Dollar (NZD)	Buy	760	NZD	10/18/10	556,791	17,449	—
New Zealand Dollar (NZD)	Sell	760	NZD	10/18/10	556,791	—	236
South Korean Won (KRW)	Buy	20,573,000	KRW	11/29/10	17,995,189	226,144	—

						1,011,619	1,365,822
Bank Paribas Asia—FGN:
Euro (EUR)	Sell	1,370	EUR	10/4/10-11/10/10	1,867,648	—	21,327
Polish Zloty (PLZ)	Buy	127,845	PLZ	11/2/10	43,869,185	3,222,824	—
South African Rand (ZAR)	Buy	127,100	ZAR	11/15/10	18,097,019	467,747	—

						3,690,571	21,327
Barclay’s Capital:
Euro (EUR)	Buy	720	EUR	10/18/10	981,413	32,859	—
Euro (EUR)	Sell	6,690	EUR	11/10/10	9,117,257	—	828,347
Hungarian Forint (HUF)	Buy	7,739,000	HUF	11/10/10	37,984,281	3,581,080	—
Japanese Yen (JPY)	Buy	4,115,000	JPY	11/2/10	49,307,881	1,108,324	—
Japanese Yen (JPY)	Sell	5,001,000	JPY	10/29/10-12/21/10	59,954,137	—	1,326,606
Polish Zloty (PLZ)	Buy	2,460	PLZ	10/18/10	845,116	25,886	—

						4,748,149	2,154,953
Citigroup:
Chilean Peso (CLP)	Sell	4,597,000	CLP	10/4/10	9,503,369	—	620,277
Chinese Renminbi (Yuan)
(CNY)	Sell	120,000	CNY	11/2/10	17,936,819	—	304,014
Euro (EUR)	Buy	41,810	EUR	12/21/10	56,960,508	2,440,268	—
Euro (EUR)	Sell	47,850	EUR	10/29/10-11/10/10	65,216,928	—	1,420,248
Indonesia Rupiah (IDR)	Buy	131,721,000	IDR	11/22/10	14,620,504	41,533	—
Japanese Yen (JPY)	Sell	327,287	JPY	10/6/10	3,920,746	—	160
Mexican Nuevo Peso (MXN)	Buy	281,720	MXN	11/16/10	22,264,439	489,822	—
Singapore Dollar (SGD)	Buy	1,920	SGD	11/10/10	1,459,841	80,530	—
Swedish Krona (SEK)	Buy	12,100	SEK	10/18/10	1,794,300	58,011	—
Swedish Krona (SEK)	Sell	7,700	SEK	10/18/10	1,141,827	—	98,604

						3,110,164	2,443,303
Citigroup EM:
Colombian Peso (COP)	Buy	18,117,000	COP	11/23/10	10,054,772	22,099	—
Ghanaian Cedi (GHS)	Buy	4,354	GHS	10/5/10	3,055,457	—	—
Ghanaian Cedi (GHS)	Sell	3,903	GHS	10/5/10	2,738,960	—	—

						22,099	—
64 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/	Buy/	Amount		Expiration		Unrealized	Unrealized
Contract Description	Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Credit Suisse:
British Pound Sterling (GBP)	Sell	5,320	GBP	12/21/10	$8,352,295	$76,739	$—
Euro (EUR)	Buy	590	EUR	10/18/10	804,214	48,924	—
Euro (EUR)	Sell	148,130	EUR	10/7/10-11/10/10	201,898,947	—	11,846,461
Hungarian Forint (HUF)	Buy	7,108,000	HUF	11/10/10	34,887,230	2,038,736	—
Japanese Yen (JPY)	Sell	1,507,000	JPY	11/15/10	18,060,189	—	70,456
Mexican Nuevo Peso (MXN)	Buy	20,018	MXN	10/4/10	1,588,021	—	18,231
New Turkish Lira (TRY)	Buy	83,815	TRY	10/13/10-11/1/10	57,751,034	2,701,271	—
Norwegian Krone (NOK)	Buy	3,300	NOK	10/18/10	560,567	—	238
Norwegian Krone (NOK)	Sell	5,300	NOK	10/18/10	900,305	238	21,313
Russian Ruble (RUR)	Buy	397,335	RUR	10/7/10	12,983,325	255,024	30,443
Swiss Franc (CHF)	Buy	1,480	CHF	10/18/10	1,506,389	19,474	—
Swiss Franc (CHF)	Sell	3,560	CHF	10/18/10	3,623,476	—	119,528

						5,140,406	12,106,670
Deutsche Bank Capital Corp.:
Australian Dollar (AUD)	Sell	2,413	AUD	10/29/10	2,323,856	—	9,548
British Pound Sterling (GBP)	Buy	590	GBP	10/18/10	926,705	10,170	—
British Pound Sterling (GBP)	Sell	5,745	GBP	10/29/10	9,022,871	27,113	—
Canadian Dollar (CAD)	Buy	1,720	CAD	10/18/10	1,671,016	15,017	1,656
Canadian Dollar (CAD)	Sell	11,380	CAD	10/18/10-10/29/10	11,053,718	1,388	61,193
Japanese Yen (JPY)	Buy	273,000	JPY	11/10/10	3,271,505	327,585	—
Japanese Yen (JPY)	Sell	165,000	JPY	10/18/10	1,976,834	—	46,999
Kazakhstan Tenge (KZT)	Buy	341,700	KZT	2/28/11	2,312,293	—	20,130
Russian Ruble (RUR)	Sell	273,200	RUR	10/7/10	8,927,088	—	88,524
Swiss Franc (CHF)	Sell	2,227	CHF	10/29/10	2,266,945	—	4,263

						381,273	232,313
Deutsche Bank EM:
Kazakhstan Tenge (KZT)	Sell	341,700	KZT	2/28/11	2,312,293	2,667	330
Philippines Peso (PHP)	Buy	534,000	PHP	10/13/10	12,151,220	71,138	—
Russian Ruble (RUR)	Buy	194,400	RUR	10/7/10	6,352,218	268,663	—

						342,468	330
Goldman Sachs EM:
Brazilian Real (BRR)	Buy	29,800	BRR	11/3/10	17,484,274	149,622	—
Brazilian Real (BRR)	Sell	68,370	BRR	11/3/10	40,114,088	—	343,278
Mexican Nuevo Peso (MXN)	Buy	546,205	MXN	10/15/10	43,293,312	719,923	—
Mexican Nuevo Peso (MXN)	Sell	106,900	MXN	2/2/11	8,381,816	—	97,563

						869,545	440,841
HSBC EM
Israeli Shekel (ILS)	Sell	56,640	ILS	10/29/10	15,540,907	—	683,443
JP Morgan Chase:
Euro (EUR)	Buy	11,675	EUR	11/10/10	15,910,908	1,897,417	—
Japanese Yen (JPY)	Sell	4,388,000	JPY	11/2/10-11/10/10	52,579,386	—	2,299,552
Malaysian Ringgit (MYR)	Buy	93,870	MYR	11/22/10	30,296,354	159,588	—
Mexican Nuevo Peso (MXN)	Buy	61,575	MXN	10/5/10-10/18/10	4,881,962	91,921	7,182
Russian Ruble (RUR)	Buy	402,920	RUR	11/8/10	13,136,746	458,332	—
South Korean Won (KRW)	Sell	7,390,000	KRW	11/16/10	6,467,950	—	271,664

						2,607,258	2,578,398
65 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/	Buy/	Amount		Expiration		Unrealized	Unrealized
Contract Description	Sell	(000’s)		Dates	Value	Appreciation	Depreciation

JP Morgan EM:
Argentine Peso (ARP)	Buy	25,660	ARP	3/29/11	$6,173,092	$—	$17,499
Chinese Renminbi
(Yuan) (CNY)	Buy	220,530	CNY	6/7/11-6/20/11	33,179,354	591,664	—
Indian Rupee (INR)	Buy	3,528,400	INR	11/3/10	78,025,527	3,649,472	—
Malaysian Ringgit (MYR)	Buy	92,490	MYR	11/30/10	29,834,509	627,448	—
Malaysian Ringgit (MYR)	Sell	4,970	MYR	11/10/10	1,605,395	—	58,072
Philippines Peso (PHP)	Buy	534,000	PHP	10/13/10	12,151,220	69,772	—
Russian Ruble (RUR)	Buy	248,430	RUR	10/7/10	8,117,703	90,885	—
Russian Ruble (RUR)	Sell	402,920	RUR	11/8/10	13,136,746	—	120,432
South Korean Won (KRW)	Buy	7,390,000	KRW	11/16/10	6,467,950	125,147	—

						5,154,388	196,003
Morgan Stanley & Co., Inc.
Kazakhstan Tenge (KZT)	Buy	341,400	KZT	2/28/11	2,310,263	—	22,501
Morgan Stanley EM
Kazakhstan Tenge (KZT)	Sell	341,400	KZT	2/28/11	2,310,263	1,962	—
Nomura Securities:
British Pound Sterling (GBP)	Buy	530	GBP	10/18/10	832,464	7,354	2,613
British Pound Sterling (GBP)	Sell	1,150	GBP	10/18/10	1,806,290	3,811	12,554
Japanese Yen (JPY)	Buy	114,000	JPY	10/18/10	1,365,813	22,301	—
Japanese Yen (JPY)	Sell	166,000	JPY	10/18/10	1,988,815	—	26,760

						33,466	41,927
RBS Greenwich Capital:
Polish Zloty (PLZ)	Sell	26,950	PLZ	11/2/10	9,247,718	—	442,974
Swiss Franc (CHF)	Buy	2,185	CHF	11/10/10	2,224,470	239,911	—
Swiss Franc (CHF)	Sell	18,840	CHF	11/15/10	19,181,339	—	564,738

						239,911	1,007,712
Santander EM
Peruvian New Sol (PEN)	Sell	13,270	PEN	12/10/10	4,760,268	—	14,202
Standard Chartered Bank EM
Ghanaian Cedi (GHS)	Buy	2,909	GHS	10/1/10	2,041,322	1,432	—
Standard New York Securities, Inc.
South African Rand (ZAR)	Sell	23,500	ZAR	11/1/10	3,353,866	—	171,094
State Street
Australian Dollar (AUD)	Buy	6,260	AUD	10/18/10	6,037,025	303,688	—

Total unrealized appreciation and depreciation						$27,658,399	$23,480,839

66 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Futures Contracts as of September 30, 2010 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

DAX Index	Buy	75	12/17/10	$15,952,607	$(16,810)
Euro-Bundesobligation	Buy	201	12/8/10	36,013,619	42,604
FTSE 100 Index	Buy	35	12/17/10	3,040,191	(646)
FTSE 100 Index	Sell	268	12/17/10	23,279,179	4,744
Japan (Government of) Bonds, 10 yr.	Buy	10	12/9/10	17,180,163	220,753
Japan (Government of) Mini Bonds, 10 yr.	Buy	126	12/8/10	21,643,987	271,837
NASDAQ 100 E-Mini Index	Buy	798	12/17/10	31,848,180	2,177,074
NIKKEI 225 Index	Buy	53	12/9/10	2,980,774	(33,361)
NIKKEI 225 Index	Sell	236	12/9/10	26,460,949	(874,723)
Standard & Poor’s 500 E-Mini Index	Sell	1,949	12/17/10	110,771,415	(4,918,886)
U.S. Treasury Long Bonds, 20 yr.	Buy	3,279	12/21/10	438,463,781	908,225
U.S. Treasury Nts., 2 yr.	Sell	185	12/31/10	40,604,610	(82,576)
U.S. Treasury Nts., 2 yr.	Buy	1,925	12/31/10	422,507,424	314,763
U.S. Treasury Nts., 5 yr.	Sell	420	12/31/10	50,764,219	(394,085)
U.S. Treasury Nts., 10 yr.	Buy	11,809	12/21/10	1,488,487,547	12,578,481
U.S. Treasury Nts., 10 yr.	Sell	1,514	12/21/10	190,834,969	(859,443)
U.S. Ultra Treasury Bonds	Buy	14	12/21/10	1,977,937	(2,313)
United Kingdom Long Gilt	Buy	26	12/29/10	5,077,634	(2,284)

					$9,333,354

Written Options as of September 30, 2010 are as follows:

		Number of	Exercise		Expiration	Premiums		Unrealized
Description	Type	Contracts	Price		Date	Received	Value	Appreciation

South Korean Won (KRW)	Call	586,000,000	16.150	JPY	11/29/10	$128,869	$(15,275)	$113,594
South Korean Won (KRW)	Call	586,000,000	16.321	JPY	11/29/10	154,321	(14,419)	139,902
South Korean Won (KRW)	Call	586,000,000	16.000	JPY	11/29/10	128,869	(17,730)	111,139
South Korean Won (KRW)	Call	550,000,000	17.090	JPY	11/29/10	166,914	(6,776)	160,138
South Korean Won (KRW)	Call	550,000,000	17.450	JPY	11/29/10	166,309	(5,112)	161,197

						$745,282	$(59,312)	$685,970

Credit Default Swap Contracts as of September 30, 2010 are as follows:

			Pay/		Upfront
	Buy/Sell	Notional	Receive	Termi-	Payment		Unrealized
Reference Entity/	Credit	Amount	Fixed	nation	Received/		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

American General Finance:
Citibank NA, New York	Sell	$7,410	5.00%	9/20/15	$(401,251)	$732,249	$330,998
Goldman Sachs International	Sell	9,430	5.00	9/20/15	(532,018)	931,863	399,845

	Total	16,840			(933,269)	1,664,112	730,843
Baxter International, Inc.
Goldman Sachs International	Buy	17,610	1.00	9/20/15	580,473	(585,334)	(4,861)

	Total	17,610			580,473	(585,334)	(4,861)
67 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts: Continued

			Pay/		Upfront
	Buy/Sell	Notional	Receive	Termi-	Payment		Unrealized
Reference Entity/	Credit	Amount	Fixed	nation	Received/		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

Bolivarian Republic of Venezuela
Credit Suisse International	Buy	$3,040	5.00%	9/20/15	$(796,733)	$679,650	$(117,083)

	Total	3,040			(796,733)	679,650	(117,083)
CDX North America High Yield Index, Series 13:
Barclays Bank plc	Sell	31,982	5.00	12/20/14	3,035,324	43,730	3,079,054
Goldman Sachs International	Sell	19,191	5.00	12/20/14	1,663,879	26,241	1,690,120
Goldman Sachs International	Sell	31,982	5.00	12/20/14	3,015,133	43,730	3,058,863
JPMorgan Chase Bank NA,
NY Branch	Sell	6,930	5.00	12/20/14	363,825	9,476	373,301

	Total	90,085			8,078,161	123,177	8,201,338
CVS Caremark Corp.
Deutsche Bank AG	Buy	17,610	1.00	9/20/15	265,241	(115,969)	149,272

	Total	17,610			265,241	(115,969)	149,272
Development Bank of Kazakhstan JSC
Credit Suisse International	Sell	11,730	3.75	2/20/13	—	305,707	305,707

	Total	11,730			—	305,707	305,707
Islamic Republic of Pakistan
Citibank NA, New York	Sell	5,090	5.10	3/20/13	—	(247,141)	(247,141)

	Total	5,090			—	(247,141)	(247,141)
Istanbul Bond Co. SA for Finansbank AS
Morgan Stanley & Co. International Ltd.	Sell	15,590	1.30	3/24/13	—	(1,682,172)	(1,682,172)

	Total	15,590			—	(1,682,172)	(1,682,172)
McDonald’s Corp.
Deutsche Bank AG	Sell	17,610	1.00	9/20/15	(492,494)	463,196	(29,298)

	Total	17,610			(492,494)	463,196	(29,298)
Quest Diagnostics, Inc.
Goldman Sachs International	Buy	17,410	1.00	9/20/15	(307,736)	345,658	37,922

	Total	17,410			(307,736)	345,658	37,922
Raytheon Co.
Citibank NA, New York	Buy	17,410	1.00	9/20/15	385,084	(372,521)	12,563

	Total	17,410			385,084	(372,521)	12,563
Republic of Peru
Deutsche Bank AG	Buy	7,680	1.71	12/20/16	—	(215,787)	(215,787)

	Total	7,680			—	(215,787)	(215,787)
68 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Credit Default Swap Contracts: Continued

			Pay/		Upfront
	Buy/Sell	Notional	Receive	Termi-	Payment		Unrealized
Reference Entity/	Credit	Amount	Fixed	nation	Received/		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

Republic of the Philippines:
Barclays Bank plc	Buy	$6,390	1.76%	12/20/14	$—	$(95,301)	$(95,301)
JPMorgan Chase Bank NA,
London Branch	Buy	9,590	1.74	12/20/14	—	(135,302)	(135,302)

	Total	15,980			—	(230,603)	(230,603)
SLM Corp.:
Citibank NA, New York	Sell	9,980	5.00	9/20/15	343,334	(201,171)	142,163
Goldman Sachs International	Sell	3,715	5.00	9/20/15	113,514	(74,885)	38,629
UBS AG	Sell	3,715	5.00	9/20/15	122,285	(74,885)	47,400

	Total	17,410			579,133	(350,941)	228,192
Staples, Inc.
Deutsche Bank AG	Buy	16,840	1.00	9/20/15	(149,155)	345,826	196,671

	Total	16,840			(149,155)	345,826	196,671
Time Warner, Inc.
Deutsche Bank AG	Sell	16,840	1.00	9/20/15	316,065	(307,507)	8,558

	Total	16,840			316,065	(307,507)	8,558
Vornado Realty LP:
Citibank NA, New York	Sell	7,435	1.00	9/20/15	89,347	(67,394)	21,953
UBS AG	Sell	10,175	1.00	9/20/15	106,494	(92,231)	14,263

	Total	17,610			195,841	(159,625)	36,216

Grand Total Buys					(22,826)	(149,080)	(171,906)
Grand Total Sells					7,743,437	(191,194)	7,552,243

		Total Credit Default Swaps			$7,720,611	$(340,274)	$7,380,337

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum Potential		Reference Asset
Type of Reference Asset on which the Fund	Payments for Selling Credit	Amount	Rating Range**
Sold Protection	Protection (Undiscounted)	Recoverable*	(Unaudited)

Non-Investment Grade Corporate Debt Indexes	$90,085,050	$—	B+
Investment Grade Single Name Corporate Debt	86,310,000	—	A to BBB–
Investment Grade Sovereign Debt	27,320,000	—	BBB–
Non-Investment Grade Sovereign Debt	5,090,000	—	B–

Total	$208,805,050	$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
69 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Interest Rate Swap Contracts as of September 30, 2010 are as follows:

	Notional
Interest Rate/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

BZDI:
Banco Santander SA, Inc.	22,500	BRR	BZDI	12.320%	1/2/17	$369,468
Barclays Bank plc	18,230	BRR	BZDI	11.370	1/3/12	89,965
Credit Suisse International	23,540	BRR	BZDI	11.480	1/2/12	124,183
Goldman Sachs Group, Inc. (The)	47,000	BRR	BZDI	12.800	1/2/17	2,065,139
Goldman Sachs Group, Inc. (The)	35,170	BRR	BZDI	12.920	1/2/14	1,547,917
Goldman Sachs Group, Inc. (The)	17,520	BRR	BZDI	12.870	1/2/14	769,565
Goldman Sachs Group, Inc. (The)	65,280	BRR	BZDI	11.460	1/2/12	343,376
Goldman Sachs Group, Inc. (The)	2,160	BRR	BZDI	12.260	1/2/15	70,584
Goldman Sachs Group, Inc. (The)	990	BRR	BZDI	12.290	1/2/15	32,351
Goldman Sachs Group, Inc. (The)	12,280	BRR	BZDI	11.600	1/4/17	(45,784)
JPMorgan Chase Bank NA	41,300 BRR		BZDI	13.900	1/2/17	2,577,613
Morgan Stanley	64,970	BRR	BZDI	12.300	1/2/17	1,063,058
Morgan Stanley	56,660	BRR	BZDI	11.490	1/2/12	299,307

Total	407,600	BRR				9,306,742
Six-Month AUD BBR BBSW
Westpac Banking Corp.			Six-Month AUD
	47,515	AUD	BBR BBSW	5.660	8/6/20	(454,255)
Six-Month GBP BBA LIBOR
			Six-Month GBP
Barclays Bank plc	27,310	GBP	BBA LIBOR	3.328	8/3/20	1,296,043
Six-Month JPY BBA LIBOR:
				Six-Month
Citibank NA	1,172,000	JPY	1.391	JPY BBA LIBOR	10/6/19	(639,328)
JPMorgan				Six-Month
Chase Bank NA	1,242,000	JPY	1.077	JPY BBA LIBOR	8/7/20	(27,273)
JPMorgan				Six-Month
Chase Bank NA	1,337,000	JPY	1.563	JPY BBA LIBOR	11/9/19	(875,066)

Total	3,751,000	JPY				(1,541,667)
70 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Interest Rate Swap Contracts: Continued

	Notional
Interest Rate/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

Three-Month USD BBA LIBOR
		Three-Month USD
Barclays Bank plc	$44,100	BBA LIBOR	2.500%	9/2/20	$(157,888)

			Total Interest Rate Swaps		$8,448,975

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar

BRR	Brazilian Real

GBP	British Pound Sterling

JPY	Japanese Yen

Abbreviations/Definitions are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)

BZDI	Brazil Interbank Deposit Rate
71 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Total Return Swap Contracts as of September 30, 2010 are as follows:

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

AMEX Health Care Select Index
UBS AG	$7,375	One-Month USD BBA LIBOR plus 17 basis points and if negative, the absolute value of the Total Return of the AMEX Health Care Select Index	If positive, the Total Return of the AMEX Health Care Select Index	9/9/11	$382,282

Consumer Staples Select Sector Index:
Morgan Stanley	6,984	One-Month USD USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the Consumer Staples Select Sector Index	If positive, the Total Return of the Consumer Staples Select Sector Index	3/9/11	320,450

Morgan Stanley	391	One-Month USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the Consumer Staples Select Sector Index	If positive, the Total Return of the Consumer Staples Select Sector Index	9/14/11	14,316

			Reference Entity Total		334,766
72 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

Custom basket of securities:
Citibank NA	5,740 CHF	One-Month CHF BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/12/11	$220,677

Citibank NA	13,312 EUR	One-Month EURIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/12/11	626,648

Citibank NA	6,394 GBP	One-Month GBP BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/12/11	477,651

Citibank NA	15,364 SEK	One-Month SEK STIBOR SIDE plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/12/11	76,954
73 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Custom basket of securities: Continued
Citibank NA, New York	2,103,569	JPY	One-Month JPY BBA LIBOR plus 53 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	4/14/11	$831,912

Goldman Sachs Group, Inc. (The)	88,774		One-Month USD BBA LIBOR plus 18 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	9/9/11	4,029,717

Morgan Stanley	17,124	GBP	One-Month GBP BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/14/11	724,600

				Reference Entity Total		6,988,159
74 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Materials Select Sector Index:
Morgan Stanley	$7,251		One-Month USD BBA LIBOR and if negative, the absolute value of the Total Return of the Materials Select Sector Index	If positive, the Total Return of the Materials Select Sector Index	8/10/11	$275,321

Morgan Stanley	220		One-Month USD BBA LIBOR and if negative, the absolute value of the Total Return of the Materials Select Sector Index	If positive, the Total Return of the Materials Select Sector Index	9/14/11	6,214

				Reference Entity Total		281,535

MSCI Daily Gross TR Europe Euro Index:
Citibank NA	1,106	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EURIBOR minus 60 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/11	11,560

Goldman Sachs Group, Inc. (The)	3,563	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EURIBOR minus 3 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/11	1,465
75 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

MSCI Daily Gross TR Europe Euro Index: Continued
Goldman Sachs Group, Inc. (The)	7,431	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EURIBOR minus 3 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/11	$2,974

Goldman Sachs Group, Inc. (The)	3,060	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EURIBOR minus 3 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/17/11	1,224

Morgan Stanley	7,266	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EURIBOR minus 30 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/11	(66,848)

				Reference Entity Total		(49,625)

MSCI Daily TR Gross EAFE USD Index:
Citibank NA	16,474		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD LIBOR plus 15 basis points and if negative the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	10/7/10	(1,580,753)
76 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Gross EAFE USD Index: Continued
Goldman Sachs Group, Inc. (The)	$852	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD LIBOR minus 5 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	7/8/11	$(54,184)

Goldman Sachs Group, Inc. (The)	427	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 10 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	5/11/11	(25,101)

Goldman Sachs Group, Inc. (The)	5,977	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD LIBOR minus 5 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	7/8/11	(416,483)

Morgan Stanley	9,886	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR minus 35 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	10/7/10	(605,182)
77 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Gross EAFE USD Index: Continued
UBS AG	$21,346	One-Month USD BBA LIBOR plus 40 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	7/12/11	$1,530,247

UBS AG	12,849	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD LIBOR minus 10 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	10/11/10	(881,564)

			Reference Entity Total		(2,033,020)

MSCI Daily TR Italy USD Index:
Goldman Sachs Group, Inc. (The)	8,349	One-Month USD BBA LIBOR minus 25 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Italy USD Index	If positive, the Total Return of the MSCI Daily Italy USD Index	3/4/11	585,108
78 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Italy USD Index: Continued
Goldman Sachs Group, Inc. (The)	$652	One-Month USD BBA LIBOR minus 25 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Italy USD Index	If positive, the Total Return of the MSCI Daily Italy USD Index	3/4/11	$49,915

			Reference Entity Total		635,023

MSCI Daily TR Net Emerging Markets Korea Price Return Index
UBS AG	8,956	One-Month USD BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Emerging Markets Korea Price Return Index	If positive, the Total Return of the MSCI Daily Net Emerging Markets Korea Price Return Index	8/8/11	811,867

MSCI Daily TR Net Spain USD Index
Citibank NA	9,204	One-Month USD BBA LIBOR minus 30 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Spain USD Index	If positive, the absolute value of the Total Return of the MSCI Daily Net Spain USD Index	9/7/11	544,494
79 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

MSCI Daily TR Net Switzerland USD Index
Citibank NA	$9,010		One-Month USD BBA LIBOR and if negative, the absolute value of the Total Return of the MSCI Daily Net Switzerland USD Index	If positive, the absolute value of the Total Return of the MSCI Daily Net Switzerland USD Index	9/7/11	$286,772

MSCI Malaysia TR Index
Nomura International	8,978		One-Month USD BBA LIBOR plus 10 basis points and if negative, the absolute value of the Total Return of the MSCI Malaysia Index	If positive, the Total Return of MSCI Malaysia Index	9/8/11	292,716

S&P 400 Midcap Index
Goldman Sachs Group, Inc. (The)	22,005		If positive, the Total Return of the S&P 400 Midcap Index	One-Month USD BBA LIBOR minus 9 basis points and if negative, the absolute value of the Total Return of the S&P 400 Midcap Index	9/9/11	(1,232,017)

The ordinary shares of Novo Nordisk AS
Citibank NA	4,092	DKK	One-Month DKK BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of the ordinary shares of Novo Nordisk AS	If positive, the absolute value of the ordinary shares of Novo Nordisk AS	4/11/11	42,005

				Total of Total Return Swaps		$7,284,957

80 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Total Return Swap Contracts: Continued
Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pounds Sterling

JPY	Japanese Yen

SEK	Swedish Krona

Abbreviations are as follows:

AMEX	American Stock Exchange

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

EAFE	Europe, Australasia, Far East

EURIBOR	Euro Interbank Offered Rate

LIBOR	London-Interbank Offered Rate

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

STIBOR SIDE	Stockholm Interbank Offered Rate

TR	Total Return
Currency Swaps as of September 30, 2010 are as follows:

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

Each of JSC “Rushydro” (Open Joint Stock Company “Federal Hydrogenearation Company”) and OJSC Saratovskaya HPP and any Successor(s) to these Reference Entities
Morgan Stanley Capital Services, Inc.	980,430 RUR	Three-Month USD BBA LIBOR	7.75% from debt obligations of JSC Rushydro and OJSC Saratovskaya HPP	12/26/13	$(5,071,895)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

RUR	Russian Ruble
Abbreviation is as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
81 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Volatility Swaps as of September 30, 2010 are as follows:

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

AUD/CAD Exchange Rate:
Citibank NA	49 AUD	The Historic Volatility of the mid AUD/CAD spot exchange rate during the Observation Period	9.90%	10/28/10	$25,790

Credit Suisse International	49 AUD	The Historic Volatility of the mid AUD/CAD spot exchange rate during the Observation Period	9.65	10/29/10	(21,824)

			Reference Entity Total		3,966

CHF/JPY Exchange Rate:
Citibank NA	48 CHF	The Historic Volatility of the mid CHF/JPY spot exchange rate during the Observation Period	11.30	10/13/10	(92,022)

Credit Suisse International	48 CHF	The Historic Volatility of the mid CHF/JPY spot exchange rate during the Observation Period	11.95	10/11/10	(42,693)

Deutsche Bank AG	48 CHF	The Historic Volatility of the mid CHF/JPY spot exchange rate during the Observation Period	11.45	10/14/10	(83,211)

Deutsche Bank AG	48 CHF	The Historic Volatility of the mid CHF/JPY spot exchange rate during the Observation Period	11.75	10/12/10	(35,804)

			Reference Entity Total		(253,730)

CHF/NOK Exchange Rate:
Citibank NA	46 CHF	The Historic Volatility of the mid CHF/NOK spot exchange rate during the Observation Period	13.25	10/29/10	40,392
82 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Volatility Swaps: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

CHF/NOK Exchange Rate: Continued
Credit Suisse International	47 CHF	The Historic Volatility of the mid CHF/NOK spot exchange rate during the Observation Period	12.60%	10/25/10	$18,386

Credit Suisse International	46 CHF	The Historic Volatility of the mid CHF/NOK spot exchange rate during the Observation Period	13.05	11/4/10	(24,355)

Deutsche Bank AG	46 CHF	The Historic Volatility of the mid CHF/NOK spot exchange rate during the Observation Period	13.50	10/25/10	78,512

			Reference Entity Total		112,935

GBP/JPY Exchange Rate:
Citibank NA	30 GBP	13.75%	The Historic Volatility of the mid GBY/JPY spot exchange rate during the Observation Period	10/21/10	(68,845)

Credit Suisse International	30 GBP	14.00	The Historic Volatility of the mid GBP/JPY spot exchange rate during the Observation Period	10/18/10	(153,383)

Credit Suisse International	30 GBP	13.75	The Historic Volatility of the mid GBP/JPY spot exchange rate during the Observation Period	10/22/10	(76,932)

Deutsche Bank AG	30 GBP	14.05	The Historic Volatility of the mid GBP/JPY spot exchange rate during the Observation Period	10/22/10	(51,740)

			Reference Entity Total		(350,900)
83 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Volatility Swaps: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

GBP/NOK Exchange Rate
Citibank NA	30 GBP	11.15%	The Historic Volatility of the mid GBP/NOK spot exchange rate during the Observation Period	10/27/10	$(5,684)

NZD/CHF Exchange Rate:
Citibank NA	66 NZD	14.50	The Historic Volatility of the mid NZD/CHF spot exchange rate during the Observation Period	10/7/10	(245,601)

Citibank NA	65 NZD	14.50	The Historic Volatility of the mid NZD/CHF spot exchange rate during the Observation Period	10/7/10	(249,922)

			Reference Entity Total		(495,523)

NZD/JPY Exchange Rate
Barclays Bank plc	64 NZD	The Historic Volatility of the mid NZD/JPY spot exchange rate during the Observation Period	16.80%	10/18/10	22,632

NZD/USD Exchange Rate
Barclays Bank plc	47	The Historic Volatility of the mid NZD/USD spot exchange rate during the Observation Period	14.35	11/1/10	(143,731)

USD/JPY Exchange Rate
Credit Suisse International	47	The Historic Volatility of the mid USD/JPY spot exchange rate during the Observation Period	11.30	10/15/10	(112,554)

			Total Volatility Swaps		$(1,222,589)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

GBP	British Pounds Sterling

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar
84 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of September 30, 2010 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

Banco Santander SA, Inc.	Interest Rate	22,500	BRR	$369,468
Barclays Bank plc:
	Credit Default Buy Protection	6,390		(95,301)
	Credit Default Sell Protection	31,982		43,730
	Interest Rate	18,230	BRR	89,965
	Interest Rate	27,310	GBP	1,296,043
	Interest Rate	44,100		(157,888)
	Volatility	64	NZD	22,632
	Volatility	47		(143,731)

				1,055,450
Citibank NA:
	Interest Rate	1,172,000	JPY	(639,328)
	Total Return	5,740	CHF	220,677
	Total Return	4,092	DKK	42,005
	Total Return	14,418	EUR	638,208
	Total Return	6,394	GBP	477,651
	Total Return	15,364	SEK	76,954
	Total Return	34,688		(749,487)
	Volatility	49	AUD	25,790
	Volatility	94	CHF	(51,630)
	Volatility	60	GBP	(74,529)
	Volatility	131	NZD	(495,523)

				(529,212)
Citibank NA, New York:
	Credit Default Buy Protection	17,410		(372,521)
	Credit Default Sell Protection	29,915		216,543
	Total Return	2,103,569	JPY	831,912

				675,934
Credit Suisse International:
	Credit Default Buy Protection	3,040		679,650
	Credit Default Sell Protection	11,730		305,707
	Interest Rate	23,540	BRR	124,183
	Volatility	49	AUD	(21,824)
	Volatility	141	CHF	(48,662)
	Volatility	60	GBP	(230,315)
	Volatility	47		(112,554)

				696,185
Deutsche Bank AG:
	Credit Default Buy Protection	42,130		14,070
	Credit Default Sell Protection	34,450		155,689
	Volatility	142	CHF	(40,503)
	Volatility	30	GBP	(51,740)

				77,516
85 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Swap Summary: Continued

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

Goldman Sachs Group, Inc. (The):
	Interest Rate	180,400	BRR	$4,783,148
	Total Return	14,054	EUR	5,663
	Total Return	105,031		4,168,972
	Total Return	22,005		(1,232,017)

				7,725,766
Goldman Sachs International:
	Credit Default Buy Protection	35,020		(239,676)
	Credit Default Sell Protection	64,318		926,949

				687,273
JPMorgan Chase Bank NA:
	Interest Rate	41,300	BRR	2,577,613
	Interest Rate	2,579,000	JPY	(902,339)

				1,675,274
JPMorgan Chase Bank NA, London Branch	Credit Default Buy Protection	9,590		(135,302)
JPMorgan Chase Bank NA, NY Branch	Credit Default Sell Protection	6,930		9,476
Morgan Stanley:
	Interest Rate	121,630	BRR	1,362,365
	Total Return	7,266	EUR	(66,848)
	Total Return	17,124	GBP	724,600
	Total Return	24,732		11,119

				2,031,236
Morgan Stanley & Co. International Ltd.	Credit Default Sell Protection	15,590		(1,682,172)
Morgan Stanley Capital Services, Inc.	Currency	980,430	RUR	(5,071,895)
Nomura International	Total Return	8,978		292,716
UBS AG:
	Credit Default Sell Protection	13,890		(167,116)
	Total Return	50,526		1,842,832

				1,675,716
Westpac Banking Corp.	Interest Rate	47,515	AUD	(454,255)

		Total Swaps		$9,099,174

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar

BRR	Brazilian Real

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pounds Sterling

JPY	Japanese Yen

NZD	New Zealand Dollar

RUR	Russian Ruble

SEK	Swedish Krona
See accompanying Notes to Financial Statements.
86 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $7,537,269,982)	$7,661,225,791
Affiliated companies (cost $1,672,121,204)	1,648,846,681

9,310,072,472
Cash—foreign currencies (cost $4,175,073)	3,924,503
Unrealized appreciation on foreign currency exchange contracts	27,658,399
Appreciated swaps, at value (net upfront payments received $6,688,001)	25,765,850
Depreciated swaps, at value (upfront payments paid $1,289,227)	1,142,846
Unrealized appreciation on unfunded purchase agreements	66,760
Receivables and other assets:
Investments pledged as TALF loan collateral sold	380,022,764
Investments sold (including $10,094,228 sold on a when-issued or delayed delivery basis)	101,379,965
Interest, dividends and principal paydowns	119,594,123
Shares of beneficial interest sold	13,538,137
Closed foreign currency contracts	7,263,797
Futures margins	1,583,807
Other	187,463

Total assets	9,992,200,886

Liabilities
Bank overdraft	882,372
Appreciated options written, at value (premiums received $745,282)	59,312
Unrealized depreciation on foreign currency exchange contracts	23,480,839
Appreciated swaps, at value (upfront payments received $1,741,364)	1,306,563
Depreciated swaps, at value (upfront payments received $580,473)	16,502,959
Payables and other liabilities:
TALF loans, at value	553,713,724
Investments purchased (including $208,689,499 purchased on a when-issued or delayed delivery basis)	303,906,774
Shares of beneficial interest redeemed	18,249,087
Distribution and service plan fees	5,096,835
Dividends	4,558,970
Closed foreign currency contracts	3,788,213
Futures margins	1,693,991
Transfer and shareholder servicing agent fees	1,105,586
Interest expense on borrowings	962,208
Shareholder communications	482,185
Foreign capital gains tax	338,519
Trustees’ compensation	112,982
Other	340,057

Total liabilities	936,581,176

Net Assets	$9,055,619,710

87 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Composition of Net Assets
Par value of shares of beneficial interest	$2,098,675
Additional paid-in capital	9,761,935,702
Accumulated net investment loss	(43,424,443)
Accumulated net realized loss on investments and foreign currency transactions	(797,216,845)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	132,226,621

Net Assets	$9,055,619,710

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $6,368,118,024 and 1,475,486,452 shares of beneficial interest outstanding)	$4.32
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$4.54

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $342,068,902 and 78,985,745 shares of beneficial interest outstanding)	$4.33

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,448,885,873 and 336,382,851 shares of beneficial interest outstanding)	$4.31

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $230,532,306 and 53,380,001 shares of beneficial interest outstanding)	$4.32

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $666,014,605 and 154,440,015 shares of beneficial interest outstanding)	$4.31
See accompanying Notes to Financial Statements.
88 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2010

Allocation of Income and Expenses from master funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$2,929,041
Dividends	6,121
Expenses[2]	(221,555)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	2,713,607
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	87,652,952
Dividends	118,491
Expenses[3]	(3,460,074)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	84,311,369

Total allocation of net investment income from master funds	87,024,976

Investment Income
Interest (net of foreign withholding taxes of $1,115,574)	589,930,183
Fee income on when-issued securities	6,424,049
Dividends:
Unaffiliated companies	203,954
Affiliated companies	582,034
Income from investment of securities lending cash collateral, net — affiliated companies	122,994
Other income	64,331

Total investment income	597,327,545

Expenses
Management fees	43,421,652
Distribution and service plan fees:
Class A	14,889,361
Class B	3,311,033
Class C	13,298,077
Class N	1,012,512
Transfer and shareholder servicing agent fees:
Class A	8,295,625
Class B	1,017,759
Class C	1,914,447
Class N	676,025
Class Y	1,301,830

1.	The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

2.	Net of expense waivers and/or reimbursements of $2,954.

3.	Net of expense waivers and/or reimbursements of $52,832.
89 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS Continued

Expenses Continued
Shareholder communications:
Class A	$726,863
Class B	99,531
Class C	161,195
Class N	21,539
Class Y	75,491
Interest expense on borrowings	23,632,291
Custodian fees and expenses	1,036,901
Trustees’ compensation	171,972
Other	2,067,377

Total expenses	117,131,481
Less waivers and reimbursements of expenses	(3,569,558)

Net expenses	113,561,923

Net Investment Income	570,790,598

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	350,137,057
Closing and expiration of option contracts written	6,333,515
Closing and expiration of futures contracts	130,927,341
Foreign currency transactions	(6,570,957)
Swap contracts	79,513,316
Increase from payment by affiliate	7,451
Net realized gain allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	349,109
Oppenheimer Master Loan Fund, LLC	7,565,725

Total net realized gain	568,262,557

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $338,519)	239,102,654
Translation of assets and liabilities denominated in foreign currencies	13,026,853
Futures contracts	9,342,222
Option contracts written	685,970
Swap contracts	(14,659,388)
Unfunded purchase agreements	1,221,029
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(1,307,412)
Oppenheimer Master Loan Fund, LLC	9,583,668

Total net change in unrealized appreciation/depreciation	256,995,596

Net Increase in Net Assets Resulting from Operations	$1,396,048,751

See accompanying Notes to Financial Statements.
90 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2010	2009

Operations
Net investment income	$570,790,598	$522,061,268
Net realized gain (loss)	568,262,557	(1,255,892,769)
Net change in unrealized appreciation/depreciation	256,995,596	887,209,982

Net increase in net assets resulting from operations	1,396,048,751	153,378,481

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(408,567,488)	(297,722,981)
Class B	(19,254,456)	(15,400,453)
Class C	(79,800,650)	(53,488,830)
Class N	(12,774,553)	(7,720,213)
Class Y	(37,803,494)	(13,523,528)

	(558,200,641)	(387,856,005)

Tax return of capital distribution:
Class A	—	(100,758,873)
Class B	—	(5,212,001)
Class C	—	(18,102,311)
Class N	—	(2,612,764)
Class Y	—	(4,576,789)

	—	(131,262,738)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(248,824,485)	(1,406,122,517)
Class B	(43,564,941)	(110,645,842)
Class C	23,353,598	(161,338,625)
Class N	23,205,215	2,474,713
Class Y	320,327,686	(12,139,401)

	74,497,073	(1,687,771,672)

Net Assets
Total increase (decrease)	912,345,183	(2,053,511,934)
Beginning of period	8,143,274,527	10,196,786,461

End of period (including accumulated net investment loss of $43,424,443 and $60,291,056, respectively)	$9,055,619,710	$8,143,274,527

See accompanying Notes to Financial Statements.
91 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2010

Cash Flows from Operating Activities
Net increase in net assets from operations	$1,396,048,751
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(6,158,862,701)
Proceeds from disposition of investment securities	6,410,944,084
Short-term investment securities, net	398,492,538
Proceeds from premiums on written options, net	745,282
Upfront payments made on swap contracts, net	(11,285,222)
Premium amortization	30,173,541
Discount accretion	(74,806,900)
Total allocation of net investment income from master funds	(87,024,976)
Net realized gain on investments from unaffiliated companies	(350,137,057)
Net realized gain allocated from master funds	(7,914,834)
Total net change in unrealized appreciation/depreciation on investments	(256,995,596)
Change in assets:
Decrease in other assets	377,483
Decrease in closed foreign currency contracts receivable	15,663,490
Decrease in receivable for futures margins	653,730
Increase in interest receivable	(7,288,482)
Decrease in receivable for securities sold	62,963,179
Increase in investments pledged as TALF loan collateral sold	(380,022,764)
Change in liabilities:
Decrease in payable for futures margins	(657,067)
Decrease in return of securities lending collateral	(23,441,250)
Decrease in closed foreign currency contracts payable	(42,193,849)
Increase in foreign capital gains tax	338,519
Increase in other liabilities	969,083
Decrease in payable for securities purchased	(303,658,903)

Net cash provided by operating activities	613,080,079

Cash Flows from Financing Activities
Proceeds from bank overdraft	882,372
Proceeds from TALF loan	628,227,433
Payments on TALF loan	(510,838,351)
Proceeds from shares sold	1,617,907,102
Payments on shares redeemed	(2,265,664,994)
Cash distributions paid	(116,423,425)

Net cash used in financing activities	(645,909,863)
Net decrease in cash	(32,829,784)
Cash, beginning balance	36,754,287

Cash-foreign currencies, ending balance	$3,924,503

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $441,878,420.
Cash paid for interest on TALF loans-$23,110,915.
See accompanying Notes to Financial Statements.
92 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$3.91	$3.96	$4.41	$4.18	$4.34

Income (loss) from investment operations:
Net investment income[1]	.28	.24	.24	.23	.21
Net realized and unrealized gain (loss)	.40	(.05)	(.40)	.23	(.05)

Total from investment operations	.68	.19	(.16)	.46	.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)	(.18)	(.29)	(.23)	(.32)
Tax return of capital distribution	—	(.06)	—	—	—

Total dividends and/or distributions to shareholders	(.27)	(.24)	(.29)	(.23)	(.32)

Net asset value, end of period	$4.32	$3.91	$3.96	$4.41	$4.18

Total Return, at Net Asset Value[2]	18.17%	5.59%	(4.01)%	11.14%	3.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,368,118	$6,019,723	$7,719,384	$6,430,790	$5,077,400

Average net assets (in thousands)	$6,047,257	$5,942,116	$7,560,427	$5,655,265	$4,888,392

Ratios to average net assets:[3,4]
Net investment income	6.91%	6.74%	5.44%	5.25%	5.03%
Expenses excluding interest and fees from borrowings	0.99%	0.97%	0.91%	0.90%	0.93%
Interest and fees from borrowings	0.28%	0.01%	—	—	—

Total expenses	1.27%[5]	0.98%[5]	0.91%[5]	0.90%[5]	0.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%	0.96%	0.89%	0.89%	0.92%

Portfolio turnover rate[6]	94%	96%	71%	72%	96%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended September 30, 2010	1.27%
Year Ended September 30, 2009	0.99%
Year Ended September 30, 2008	0.92%
Year Ended September 30, 2007	0.91%
6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059
See accompanying Notes to Financial Statements.
93 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$3.93	$3.98	$4.42	$4.20	$4.35

Income (loss) from investment operations:
Net investment income[1]	.24	.20	.20	.19	.18
Net realized and unrealized gain (loss)	.40	(.04)	(.39)	.22	(.05)

Total from investment operations	.64	.16	(.19)	.41	.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.16)	(.25)	(.19)	(.28)
Tax return of capital distribution	—	(.05)	—	—	—

Total dividends and/or distributions to shareholders	(.24)	(.21)	(.25)	(.19)	(.28)

Net asset value, end of period	$4.33	$3.93	$3.98	$4.42	$4.20

Total Return, at Net Asset Value[2]	16.74%	4.64%	(4.54)%	9.99%	3.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$342,069	$353,248	$483,485	$569,523	$718,742

Average net assets (in thousands)	$331,317	$355,973	$540,865	$635,237	$802,936

Ratios to average net assets:[3,4]
Net investment income	5.96%	5.83%	4.61%	4.43%	4.25%
Expenses excluding interest and fees from borrowings	1.93%	1.89%	1.73%	1.71%	1.71%
Interest and fees from borrowings	0.28%	0.01%	—	—	—

Total expenses	2.21%[5]	1.90%[5]	1.73%[5]	1.71%[5]	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.17%	1.88%	1.71%	1.70%	1.71%

Portfolio turnover rate[6]	94%	96%	71%	72%	96%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended September 30, 2010	2.21%
Year Ended September 30, 2009	1.91%
Year Ended September 30, 2008	1.74%
Year Ended September 30, 2007	1.72%
6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059
See accompanying Notes to Financial Statements.
94 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class C Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$3.91	$3.96	$4.40	$4.18	$4.33

Income (loss) from investment operations:
Net investment income[1]	.25	.21	.20	.19	.18
Net realized and unrealized gain (loss)	.39	(.05)	(.38)	.22	(.05)

Total from investment operations	.64	.16	(.18)	.41	.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.16)	(.26)	(.19)	(.28)
Tax return of capital distribution	—	(.05)	—	—	—

Total dividends and/or distributions to shareholders	(.24)	(.21)	(.26)	(.19)	(.28)

Net asset value, end of period	$4.31	$3.91	$3.96	$4.40	$4.18

Total Return, at Net Asset Value[2]	17.01%	4.79%	(4.52)%	10.06%	3.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,448,886	$1,292,721	$1,493,804	$1,086,918	$857,843

Average net assets (in thousands)	$1,330,764	$1,201,421	$1,381,340	$959,439	$814,425

Ratios to average net assets:[3,4]
Net investment income	6.15%	6.00%	4.68%	4.49%	4.27%
Expenses excluding interest and fees from borrowings	1.75%	1.73%	1.66%	1.66%	1.68%
Interest and fees from borrowings	0.28%	0.01%	—	—	—

Total expenses	2.03%[5]	1.74%[5]	1.66%[5]	1.66%[5]	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.99%	1.72%	1.64%	1.65%	1.68%

Portfolio turnover rate[6]	94%	96%	71%	72%	96%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended September 30, 2010	2.03%
Year Ended September 30, 2009	1.75%
Year Ended September 30, 2008	1.67%
Year Ended September 30, 2007	1.67%
6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059
See accompanying Notes to Financial Statements.
95 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$3.92	$3.97	$4.41	$4.19	$4.34

Income (loss) from investment operations:
Net investment income[1]	.26	.22	.22	.21	.19
Net realized and unrealized gain (loss)	.40	(.05)	(.39)	.22	(.04)

Total from investment operations	.66	.17	(.17)	.43	.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.16)	(.27)	(.21)	(.30)
Tax return of capital distribution	—	(.06)	—	—	—

Total dividends and/or distributions to shareholders	(.26)	(.22)	(.27)	(.21)	(.30)

Net asset value, end of period	$4.32	$3.92	$3.97	$4.41	$4.19

Total Return, at Net Asset Value[2]	17.34%	5.14%	(4.17)%	10.42%	3.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$230,532	$186,857	$186,353	$145,685	$108,324

Average net assets (in thousands)	$202,619	$164,067	$175,884	$126,935	$94,281

Ratios to average net assets:[3,4]
Net investment income	6.45%	6.34%	5.03%	4.84%	4.62%
Expenses excluding interest and fees from borrowings	1.44%	1.47%	1.32%	1.32%	1.33%
Interest and fees from borrowings	0.28%	0.01%	—	—	—

Total expenses	1.72%[5]	1.48%[5]	1.32%[5]	1.32%[5]	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.39%	1.30%	1.31%	1.33%

Portfolio turnover rate[6]	94%	96%	71%	72%	96%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended September 30, 2010	1.72%
Year Ended September 30, 2009	1.49%
Year Ended September 30, 2008	1.33%
Year Ended September 30, 2007	1.33%
6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059
See accompanying Notes to Financial Statements.
96 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class Y Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$3.91	$3.96	$4.39	$4.17	$4.32

Income (loss) from investment operations:
Net investment income[1]	.29	.24	.25	.24	.22
Net realized and unrealized gain (loss)	.39	(.05)	(.38)	.22	(.04)

Total from investment operations	.68	.19	(.13)	.46	.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.28)	(.18)	(.30)	(.24)	(.33)
Tax return of capital distribution	—	(.06)	—	—	—

Total dividends and/or distributions to shareholders	(.28)	(.24)	(.30)	(.24)	(.33)

Net asset value, end of period	$4.31	$3.91	$3.96	$4.39	$4.17

Total Return, at Net Asset Value[2]	18.10%	5.67%	(3.33)%	11.28%	4.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$666,015	$290,726	$313,760	$347,689	$179,309

Average net assets (in thousands)	$545,045	$266,712	$220,416	$260,589	$118,239

Ratios to average net assets:[3,4]
Net investment income	7.08%	6.82%	5.68%	5.61%	5.38%
Expenses excluding interest and fees from borrowings	0.85%	0.79%	0.66%	0.56%	0.58%
Interest and fees from borrowings	0.28%	0.01%	—	—	—

Total expenses	1.13%[5]	0.80%[5]	0.66%[5]	0.56%[5]	0.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	0.78%	0.64%	0.55%	0.58%

Portfolio turnover rate[6]	94%	96%	71%	72%	96%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended September 30, 2010	1.13%
Year Ended September 30, 2009	0.81%
Year Ended September 30, 2008	0.67%
Year Ended September 30, 2007	0.57%
6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059
See accompanying Notes to Financial Statements.
97 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Global Strategic Income Fund (the “Fund”), formerly known as Oppenheimer Strategic Income Fund, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current income by investing mainly in debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to
98 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
     Event-linked bonds are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Prices are determined based upon information obtained from market participants including reported trade data and broker-dealer price quotations.
     Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair
99 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery.
100 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of September 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$208,689,499
Sold securities	10,094,228
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. Information concerning securities in default as of September 30, 2010 is as follows:

Cost	$164,147,389
Market Value	$22,407,090
Market Value as a % of Net Assets	0.25%
101 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in Oppenheimer master funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “master funds”). Each master fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one master fund than in another, the Fund will have greater exposure to the risks of that master fund.
     The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the master funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding master fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the master funds. As a shareholder, the Fund is subject to its proportional share of the master funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the master funds.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted
102 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Participation in TALF Program. The Fund may invest a portion of its assets through participation in the Term Asset-Backed Securities Loan Facility program (the “TALF Program”), a program created by the Board of Governors of the Federal Reserve System and the U.S. Department of the Treasury and operated by the Federal Reserve Bank of New York (the “New York Fed”). Under the TALF Program, the New York Fed may provide loans to the Fund to purchase certain investment-grade, asset-backed securities backed by, among other assets, automobile loans, student loans, credit card loans, and Small Business Administration-guaranteed small business loans or certain commercial mortgage-backed securities (“TALF Eligible Securities”). The Fund has limited its TALF borrowings to 15% of its total assets. Loans under the TALF Program are not subject to the Fund’s limitations on borrowings.
     The Fund will pledge TALF Eligible Securities as collateral for a TALF Program loan, which will consist of securities that the Fund currently owns or securities that the Fund purchases with the loan proceeds. Securities held in collateralized accounts to cover these loan obligations are noted in the Statement of Investments. The Fund is required to post an amount of TALF Eligible Securities, determined under the terms of the TALF Program, in excess of the amount borrowed. TALF Program loans are prepayable at the option of the Fund without penalty, and the Fund may satisfy its loan obligation in full at any time by surrendering the TALF Eligible Securities pledged by the Fund to the New York Fed.
103 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Except in certain limited circumstances, TALF Program loans are non-recourse, and if the Fund does not repay the loan, or if the TALF Eligible Securities pledged by the Fund default and lose some or all of their value, under the current terms of the TALF Program, the New York Fed may enforce its rights only against the TALF Eligible Securities pledged by the Fund and not against any other assets of the Fund. If the Fund were to surrender its TALF Eligible Securities under the terms of the TALF Program, the Fund would generally not be liable to the New York Fed for any shortfall between the value of the securities surrendered and the outstanding amount borrowed, however, it would lose any excess in the value of the TALF Eligible Securities pledged as collateral by the Fund over the amount borrowed. The Fund has elected to record its outstanding TALF Program loans at fair value. As of period end, TALF Program Loans were priced using valuations supplied by a portfolio pricing service. The methodologies used by the portfolio pricing service to value the TALF Program Loans consider, among other factors, the nonrecourse nature of the loans, the value of the underlying collateral, including prepayments and defaults on identical or similar securities, market interest rates, and the historical volatility of credit spreads on identical or similar asset-backed and commercial mortgage-backed securities.
     Interest is charged to the Fund at rates based primarily on the term of each loan and the nature of the TALF Eligible Securities pledged by the Fund. The Fund also pays administrative fees on the settlement date to the New York Fed.
     The Fund’s participation in the TALF Program involves certain risks: TALF Eligible Securities are subject to risks of fixed-income securities and may be at greater risk than other fixed-income securities held outside of the TALF Program. As with other borrowings for investment purposes, a TALF Program loan will involve the risk of leverage. The TALF Program discontinued new borrowings on June 30, 2010 for certain commercial mortgage-backed securities and on March 31, 2010 for all other TALF Eligible Securities. The Federal Reserve may change the terms of the TALF Program at its discretion. While the current terms of the TALF Program state that amendments will only apply to future participations, there is no guarantee that retroactive changes to the TALF Program will not occur. Such changes may adversely affect the value of the Fund’s assets and the ability of the Fund to achieve its investment objectives.
     Under the terms of the TALF Program, principal and interest payments on TALF Eligible Securities pledged by the Fund are generally required to be used immediately to make principal and interest payments on the TALF Program loan. If the periodic interest and principal payments due on a TALF Program loan exceed the amounts received on TALF Eligible Securities pledged by the Fund, the Fund may be required to pay such additional amounts from other portfolio holdings, which could reduce the Fund’s returns. As of September 30, 2010, the Fund’s combined net unrealized appreciation/ (depreciation) on securities acquired and loans executed in connection with the Fund’s participation in the TALF Program was $16,557,036.
104 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

As of September 30, 2010, the Fund had the following loans outstanding:

			Loan		Loan
Loan Principal		Collateral	Interest		Maturity		Collateral
Amount	Loan Type	Description	Rate		Date	Loan Value	Value

$80,840,000		Ally Master
Owner Trust
2010-1, Asset-
Backed Certificates,
	Asset-Backed	Series 2010-1, Cl. A,
	Securities	2.007%, 1/15/13	1.257%[1]		2/12/13	$80,884,556	$96,026,284	[2]

206,660,520		Citibank Omni Master
Trust, Credit Card
Receivables, Series
	Asset-Backed	2009-A12, Cl. A12,
	Securities	3.35%, 8/15/16	2.854		9/11/12	206,660,520	231,627,960

94,600,000		Ford Credit
Floorplan Master
Owner Trust 2009-2,
Asset-Backed Nts.,
	Asset-Backed	Series 2009-2, Cl. A,
	Securities	1.807%, 9/15/12	1.257	[1]	10/9/12	94,600,000	111,823,393	[2]

59,340,000		Ford Credit
Floorplan Master
Owner Trust 2010-1,
Asset-Backed Nts.,
	Asset-Backed	Series 2010-1, Cl. A,
	Securities	1.907%, 12/15/14	1.257	[1]	1/14/13	59,340,000	70,445,989	[2]

25,191,089		Ford Credit
Floorplan Master
Owner Trust 2010-3,
Asset-Backed Nts.,
	Asset-Backed	Series 2010-3, Cl. A1,
	Securities	4.20%, 2/15/17	2.640		3/11/13	25,180,697	32,628,819

87,000,000		GE Dealer Floorplan
Master Note Trust,
Asset-Backed
Securities, Series
	Asset-Backed	2009-2A, Cl. A,
	Securities	1.807%, 10/20/14	1.257	[1]	11/13/12	87,047,951	101,727,098	[2]

$553,631,609						$553,713,724	$644,279,543

1.	Represents the current interest rate for a variable or increasing rate loan.

2.	Included as receivables for Investments Pledged as TALF Loan Collateral Sold as reflected in the Statement of Assets and Liabilities.
105 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes

$12,279,112	$—	$762,406,315	$95,303,102

1.	As of September 30, 2010, the Fund had $760,654,996 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2010, details of the capital loss carryforwards were as follows:

Expiring

2011	$294,188,800
2012	122,914,725
2016	3,243,816
2017	101,514,149
2018	238,793,506

Total	$760,654,996

Of these losses, $27,330,332 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $12,137,845 per year.

2.	The Fund had $1,751,319 of straddle losses which were deferred.

3.	During the fiscal year ended September 30, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended September 30, 2009, the Fund did not utilize any capital loss carryforward.

5.	During the fiscal year ended September 30, 2010, $190,220,184 of unused capital loss carryforward expired.
106 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Loss
Paid-in Capital	Loss	on Investments

$159,620,210	$4,276,656	$155,343,554
The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 was as follows:

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009

Distributions paid from:
Ordinary income	$558,200,641	$387,856,005
Return of capital	—	131,262,738

Total	$558,200,641	$519,118,743

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$9,215,023,620
Federal tax cost of other investments	1,941,907,355

Total federal tax cost	$11,156,930,975

Gross unrealized appreciation	$686,672,709
Gross unrealized depreciation	(591,369,607)

Net unrealized appreciation	$95,303,102

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred
107 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
108 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	235,187,068	$954,508,707	301,768,574	$1,059,983,335
Dividends and/or
distributions reinvested	78,687,221	319,054,450	91,403,674	319,350,656
Acquisition—Note 9	8,863,443	35,010,600	—	—
Redeemed	(385,392,376)	(1,557,398,242)	(802,163,197)	(2,785,456,508)

Net decrease	(62,654,644)	$(248,824,485)	(408,990,949)	$(1,406,122,517)

Class B
Sold	17,525,083	$71,388,525	19,505,967	$68,444,514
Dividends and/or
distributions reinvested	3,850,628	15,678,441	4,763,834	16,691,602
Redeemed	(32,345,662)	(130,631,907)	(55,869,284)	(195,781,958)

Net decrease	(10,969,951)	$(43,564,941)	(31,599,483)	$(110,645,842)

Class C
Sold	64,418,131	$261,204,979	74,636,576	$261,000,485
Dividends and/or
distributions reinvested	15,142,485	61,358,453	15,457,950	54,023,070
Redeemed	(74,160,500)	(299,209,834)	(136,671,844)	(476,362,180)

Net increase (decrease)	5,400,116	$23,353,598	(46,577,318)	$(161,338,625)

Class N
Sold	17,763,889	$72,158,565	20,125,973	$70,519,105
Dividends and/or
distributions reinvested	2,657,542	10,806,955	2,417,291	8,483,946
Acquisition—Note 9	217,203	857,952	—	—
Redeemed	(14,973,356)	(60,618,257)	(21,803,466)	(76,528,338)

Net increase	5,665,278	$23,205,215	739,798	$2,474,713

Class Y
Sold	65,083,214	$264,818,990	52,215,363	$185,556,789
Dividends and/or
distributions reinvested	8,615,557	34,980,121	4,726,808	16,558,886
Acquisition—Note 9	59,510,245	235,065,467	—	—
Redeemed	(53,116,318)	(214,536,892)	(61,786,767)	(214,255,076)

Net increase (decrease)	80,092,698	$320,327,686	(4,844,596)	$(12,139,401)

109 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended September 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$5,857,914,012	$6,225,627,191
U.S. government and government agency obligations	300,948,689	185,316,893
To Be Announced (TBA) mortgage-related securities	2,754,184,019	2,975,421,694
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2010, the Fund paid $13,265,023 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
110 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2010 were as follows:

Class B	$117,007,704
Class C	42,851,461
Class N	3,645,961
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2010	$1,749,727	$12,908	$607,961	$78,755	$4,909
Waivers and Reimbursements of Expenses. Effective October 27, 2009 through February 28, 2010, the Manager voluntarily waived and/or reimbursed Fund expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” for Class Y shares did not exceed 0.71% for that time period. Furthermore, effective March 1, 2010 through October 27, 2010, the Manager has agreed to voluntarily waive and/or reimburse 0.02% of Fund expenses with respect to Class Y shares. During the year ended September 30, 2010, the Manager waived $218,748 for Class Y shares.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF and the master funds. During the year ended September 30, 2010, the Manager waived fees and/or reimbursed the Fund $3,306,805 for management fees.
111 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended September 30, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$4,174
Class N	2,383
Class Y	37,448
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
     During the year ended September 30, 2010, the Manager voluntarily reimbursed the Fund $7,451 for certain transactions. The payment is separately reported in the Statement of Operations and increased the Fund’s total returns by less than 0.01%.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
112 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to
113 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $54,600,220, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $24,063,943 as of September 30, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of September 30, 2010 the Fund has required certain counterparties to post collateral of $10,119,551.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
     As of September 30, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $12,268,899 for which the Fund has posted collateral of $3,476,114. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of September 30, 2010, the Fund could have been required to pay this amount in cash to its counterparties.
114 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
Average derivative balances during the period were consistent with the period-end positions shown on the Statement of Investments.
Valuations of derivative instruments as of September 30, 2010 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
not Accounted for as	Liabilities			Liabilities
Hedging Instruments*	Location	Value		Location	Value

Credit contracts	Appreciated swaps, at value	$2,784,480		Appreciated swaps, at value	$1,306,563
Credit contracts	Depreciated swaps, at value	1,142,846		Depreciated swaps, at value	2,961,037
Equity contracts	Appreciated swaps, at value	12,147,089		Depreciated swaps, at value	4,862,132
Foreign exchange contracts				Depreciated swaps, at value	5,071,895
Interest rate contracts	Appreciated swaps, at value	10,648,569		Depreciated swaps, at value	2,199,594
Volatility contracts	Appreciated swaps, at value	185,712		Depreciated swaps, at value	1,408,301
Equity contracts	Futures margins	1,069,781	**	Futures margins	301,621	**
Interest rate contracts	Futures margins	514,026	**	Futures margins	1,392,370	**
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	27,656,968		Unrealized depreciation on foreign currency exchange contracts	23,452,667
Foreign exchange contracts				Appreciated written options, at value	59,312
Foreign exchange contracts	Investments, at value	34,556	***
Interest rate contracts	Investments, at value	27,107,233	***

Total		$83,291,260			$43,015,492

*	Contracts used for currency conversion purposes are not included in this table.

**	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

***	Amounts relate to purchased options.
115 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investments from
	unaffiliated
	companies	Closing and
Derivatives not	(including	expiration	Closing and
Accounted	premiums	of option	expiration	Foreign
for as Hedging	on options	contracts	of futures	currency	Swap
Instruments*	exercised)**	written	contracts	transactions	contracts	Total

Credit contracts	$—	$—	$—	$—	$11,988,262	$11,988,262
Equity contracts	—	—	(11,961,317)	—	12,154,626	193,309
Foreign exchange contracts	(14,095,111)	6,333,515	—	46,246,931	3,242,719	41,728,054
Interest rate contracts	—	—	142,888,658	—	54,909,865	197,798,523
Volatility contracts	—	—	—	—	(2,782,156)	(2,782,156)

Total	$(14,095,111)	$6,333,515	$130,927,341	$46,246,931	$79,513,316	$248,925,992

*	Contracts used for currency conversion purposes are not included in this table.

**	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
				Translation of
				assets and
Derivatives not				liabilities
Accounted for		Option		denominated
as Hedging		contracts	Futures	in foreign	Swap
Instruments*	Investments**	written	contracts	currencies	contracts	Total

Credit contracts	$—	$—	$—	$—	$20,201,811	$20,201,811
Equity contracts	—	—	(3,817,190)	—	334,874	(3,482,316)
Foreign exchange contracts	(710,728)	685,970	—	(23,332,661)	(1,687,278)	(25,044,697)
Interest rate contracts	(1,592,991)	—	13,159,412	—	(32,286,206)	(20,719,785)
Volatility contracts	—	—	—	—	(1,222,589)	(1,222,589)

Total	$(2,303,719)	$685,970	$9,342,222	$(23,332,661)	$(14,659,388)	$(30,267,576)

*	Contracts used for currency conversion purposes are not included in this table.

**	Includes purchased option contracts and purchased swaption contracts, if any.
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

116 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures

117 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.
     The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

118 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

     The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on treasury futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended September 30, 2010 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of September 30, 2009	—	$—	—	$—
Options written	13,149,790,000	6,462,732	5,943,440,000	4,922,672
Options closed or expired	(6,356,670,000)	(3,606,935)	(4,190,010,000)	(2,726,580)
Options exercised	(3,935,120,000)	(2,110,515)	(1,753,430,000)	(2,196,092)

Options outstanding as of September 30, 2010	2,858,000,000	$745,282	—	$—

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront

119 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference

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asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.
     The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement

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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Currency Swaps. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.
     The Fund has entered into currency swap contracts with the obligation to pay an interest rate on various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.
     Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.
     The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

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     The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
6. Restricted Securities
As of September 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
As of September 30, 2010, the Fund had no securities on loan.
8. Unfunded Purchase Agreements
Pursuant to the terms of certain indenture agreements, the Fund has unfunded purchase agreements of $27,525,293 at September 30, 2010. The following agreements are subject to funding based on the borrower’s discretion. The Fund is obligated to fund these agreements at the time of the request by the borrower. These agreements have been excluded from the Statement of Investments.

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NOTES TO FINANCIAL STATEMENTS Continued
8. Unfunded Purchase Agreements Continued
As of September 30, 2010, the Fund had unfunded purchase agreements as follows:

	Commitment	Unfunded
	Termination Date	Amount

Deutsche Bank AG, Opic Reforma I Credit Linked Nts.	10/23/13	$22,756,742

		Commitment
	Interest	Termination	Unfunded	Unrealized
	Rate	Date	Amount	Appreciation

Deutsche Bank AG; An unfunded commitment that Oppenheimer receives 0.125% quarterly; and will pay out, upon request, up to 4,768,551 USD to a Peruvian Trust through Deutsche Bank’s Global Note Program. Upon funding requests, the unfunded portion decreases and new structured securities will be created and held by the fund to maintain a consistent exposure level.	0.50%	10/15/10	$4,768,551	$66,760
9. Acquisition of MassMutual Premier Strategic Income Fund
On October 26, 2009, the Fund acquired all of the net assets of MassMutual Premier Strategic Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the MassMutual Premier Strategic Income Fund shareholders on September 22, 2009. The exchange qualified as a tax-free reorganization for federal income tax purposes.
Details of the merger are shown in the following table:

	Exchange Ratio to	Shares of	Value of Issued
	One Share of the	Beneficial	Shares of	Combined Net
	MassMutual Premier	Interest Issued	Beneficial	Assets on
	Strategic Income Fund	by the Fund	Interest	October 26, 2009[1]

Class A	2.355509	8,863,443	$35,010,600	$6,097,055,173
Class B	—	—	$—	$—
Class C	—	—	$—	$—
Class N	2.371623	217,203	$857,952	$191,70,636
Class L2	2.379824	49,229,917	$194,458,173	Combined in Class Y
Class S2	2.376329	8,730,464	$34,485,333	Combined in Class Y
Class Y	2.379555	1,549,864	$6,121,961	$535,597,320

1.	The net assets acquired included net unrealized depreciation of $6,342,309 and an unused capital loss carryforward of $27,330,332, potential utilization subject to tax limitations.

2.	The Fund issued Class Y shares in exchange for Class L and Class S shares of MassMutual Premier Strategic Income Fund.

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10. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Global Strategic Income Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Strategic Income Fund, including the statement of investments, as of September 30, 2010, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Global Strategic Income Fund for the years ended prior to October 1, 2008 were audited by other auditors whose report dated November 18, 2008 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Strategic Income Fund as of September 30, 2010, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 17, 2010

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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2010 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.04% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended September 30, 2010 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $203,092 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2010, the maximum amount allowable but not less than $331,156,770 or 59.33% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

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     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Arthur Steinmetz, Krishna Memani, Joseph Welsh, and Caleb Wong, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load multi-sector income funds. The Board considered that, while the Fund underperformed its performance universe median for the one-, three-, five-, and ten-year periods there were significant changes in the Fund’s portfolio management team effective April 1, 2009. The Board also considered the Manager’s assertion that the team has been repositioning the portfolios to better take advantage of changing market conditions. The Board also considered the Fund’s recent strong performance, noting that the Fund ranked in the top quintile of its performance universe for the one-year and year-to-date periods ended April 30, 2010.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load multi-sector income funds with comparable asset levels and distribution features.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
The Board considered that the Fund’s actual management fees and total expenses were lower than its expense group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 73	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following:
UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Trustee (since 2000) Age: 74	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2000) Age: 72	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 68	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager;

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Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Jon S. Fossel, Continued	President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1996) Age: 69	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 63	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 66	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
F. William Marshall, Jr., Trustee (since 2000) Age: 68	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

134 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Steinmetz, Memani, Wong, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Arthur P. Steinmetz, Vice President and Portfolio Manager (since 1989) Age: 51	Chief Investment Officer of the Manager (since October 2010); Executive Vice President of the Manager (since October 2009). Chief Investment Officer of Fixed-Income Investments of the Manager (April 2009-October 2010); Director of Fixed-Income Investments of the Manager (January 2009-April 2009) and a Senior Vice President of the Manager (March 1993-September 2009). A portfolio manager and an officer of 5 portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President and Portfolio Manager (since 2009) Age: 50	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Joseph Welsh, Vice President and Portfolio Manager (since 2009) Age: 46	Head of the Manager’s High Yield Corporate Debt Team (since April 2009); Senior Vice President of the Manager (since May 2009); Vice President of the Manager (December 2000-April 2009); Assistant Vice President of the Manager (December 1996-November 2000); a high yield bond analyst of the Manager (January 1995-December 1996); a CFA. A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Caleb Wong, Vice President and Portfolio Manager (since 2009) Age: 45	Vice President of the Manager (since June 1999); worked in fixed-income quantitative research and risk management for the Manager (since July 1996). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy

135 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Brian W. Wixted, Continued	Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge,upon request,by calling 1.800.525.7048.

136 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

OPPENHEIMER STRATEGIC INCOME FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP
©2010 OppenheimerFunds, Inc. All rights reserved.

137 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct, our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

●	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

138 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.

139 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $58,400 in fiscal 2010 and $58,400 in fiscal 2009.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $359,900 in fiscal 2010 and $211,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services relating to FIN 45 and FAS 157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $6,933 in fiscal 2010 and $10,242 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2) 100%
(f)	Not applicable as less than 50%.
(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $366,833 in fiscal 2010 and $221,782 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1)	Exhibit attached hereto.
(2)	Exhibits attached hereto.

(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Global Strategic Income Fund

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date: 11/09/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date: 11/09/2010

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date: 11/09/2010